Registration No. 333-65048

811-07837

As Filed with the Securities and Exchange Commission on June 26, 2018

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 32	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 57	☒

Delaware Life Variable Account G

Registrant

Delaware Life Insurance Company

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Depositor’s Address

(844) 448-3519

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Futurity Corporate VUL

Delaware Life Variable Account G

A Flexible Premium Variable Universal Life Insurance Policy

Prospectus

June 26, 2018

This prospectus describes the variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”) through Delaware Life Variable Account G (the “Variable Account”), one of our separate accounts. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

MFS® Total Return Series (Service Class)

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

MFS® High Yield Portfolio (Service Class)

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

PIMCO Real Return Portfolio (Administrative Class)

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)

International/Global Equity

AB International Growth Portfolio (Class B)

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

Fidelity® VIP Overseas Portfolio (Service Class 2)4

Invesco V.I. International Growth Fund (Series I Shares)

MFS® Global Research Portfolio (Service Class)

MFS® International Growth Portfolio (Service Class)

Templeton Foreign VIP Fund (Class 2)

Templeton Growth VIP Fund (Class 2)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Lord Abbett Series Fund, Inc. - International Opportunities Portfolio (Class VC)

Mid Cap Equity

Delaware VIP Smid Cap Core Series (Standard Class)

Dreyfus Investment Portfolios MidCap Stock Portfolio (Initial Shares)

Invesco V.I. Mid Cap Growth Fund (Series I Shares)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Growth Series (Service Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I)

Money Market

MFS® U.S. Government Money Market Portfolio (Initial Class)6

Large Cap Equity

AB Growth and Income Portfolio (Class B)

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

Dreyfus Stock Index Fund, Inc. (Initial Shares)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)5

Fidelity® VIP Growth Portfolio (Service Class 2)4

Goldman Sachs Strategic Growth Fund (Institutional Class)

Goldman Sachs U.S. Equity Insights Fund (Institutional Class)

Invesco V.I. American Franchise Fund (Series I Shares)

Invesco V.I. Core Equity Fund (Series I Shares)

MFS® Blended Research Core Equity Portfolio (Service Class)

MFS® Core Equity Portfolio (Service Class)

MFS® Growth Series (Service Class)

MFS® Massachusetts Investors Growth Stock Portfolio (Service Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

MFS® Value Series (Service Class)

Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)

Rydex Variable Trust Nova Fund3

Rydex Variable Trust NASDAQ-100® Fund3

T. Rowe Price Equity Income Portfolio3

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

AB Small Cap Growth Portfolio (Class B)7

Delaware VIP Small Cap Value Series (Standard Class)

Deutsche Small Cap Index VIP (Class B)2,8

Invesco V.I. Small Cap Equity Fund (Series I Shares)

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Service Class)1

Specialty/Sector Equity

AB Global Thematic Growth Portfolio (Class B)

MFS® Utilities Series (Service Class)

Multi Sector Bond

MFS® Strategic Income Portfolio (Service Class)

[1]	On and after July 1, 2008, this investment option is not open to new premium or transfers.

[2]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[3]	This Fund does not have different share classes.

[4]	This Portfolio is in Variable Insurance Products Fund.

[5]	This Portfolio is in Variable Insurance Products Fund II.

[6]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[7]	This Portfolio is not an available investment option for Policies with Investment Start Dates on or after February 1, 2013.

[8]	Effective on or about July 2, 2018, the new fund name will be DWS Small Cap Index VIP.

Delaware Life Insurance Company

Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any sales load refund due at surrender, plus

•	any Enhanced Cash Surrender Value endorsement benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

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Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

If the Guideline Premium Test applies, You have a choice of two death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Account Value (Option B).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

If the Cash Value Accumulation Test applies, You will be deemed to have elected Option A, which may not be changed.

After the first Policy Year, You may-

•	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

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When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to-

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Expense Charge Applied to Premium is higher in the early Policy Years. “Expense Charge Applied to Premium” is a charge imposed on the premium at the time the Company receives it. The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy. See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within the later of 45 days after You sign a policy application or the 20-day period (or a longer period if required by applicable state law) beginning when You receive the Policy. Please see the Right To Return Policy Period section below for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium[1]		(as a % of premium)

Premium Tax	Upon premium receipt
Maximum Charge:		4%
Current Charge:		2%

DAC Tax	Upon premium receipt
Maximum Charge:		1.25%

Sales Load on Premium up to and Including Target Premium[2]	Upon premium receipt
Maximum Charge:		8.75%

Sales Load on Premium in Excess of Target Premium[2]	Upon premium receipt
Maximum Charge:		2.25%

Illustration Charge	Upon fulfillment of illustration request
Maximum Charge:		$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[3] Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.03 $0.09

Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	Daily	(on the assets allocated to the investment options in the Variable Account) 0.60% per year 0.40% per year

Monthly Expense Charge	At the beginning of each Policy Month	$13.75

Loan Interest[6] Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%

Flat Extra Charge[7] Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

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OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):

Charge	When Charge is Deducted	Amount Deducted

Additional Protection Benefit (“APB”) Rider[8]

Maximum Cost of Insurance Charge:

Minimum Cost of Insurance Charge:

Representative Owner Cost of Insurance Charge[4]:

(male, preferred, non-tobacco,
Issue Age 45, Policy Year 1)

	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.03 $0.09

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2017. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES (deducted by the Fund on the average daily net assets of each Fund)
	Minimum	Maximum
Total Annual Fund Expenses (reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.27%	1.66%

[1]	The Expense Charge Applied to Premium is deducted from premium received.

[2]	The Sales Load on Premium up to and Including Target Premium in Policy Years 1-7 is guaranteed not to exceed 8.75%. The Load is not applicable beyond Policy Year 7. The Sales Load on Premium in Excess of Target Premium in Policy Years 1-7 is guaranteed not to exceed 2.25%. The Load is not applicable beyond Policy Year 7.

[3]	The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk Charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

[7]	For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.

[8]	The charge varies based on the length of time the Rider has been in force and the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Rider Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Rider Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

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ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

Delaware Life Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities law. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

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The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge from our website, www.delawarelife.com, or by calling 888-594-2654, or writing to Delaware Life Insurance Company, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. Capital Research and Management Company advises the American Fund Insurance Series® Funds. Delaware Management Company advises the Delaware Series. The Dreyfus Corporation advises the Dreyfus Investment Portfolios MidCap Stock Portfolio and the Dreyfus Stock Index Fund, Inc. Deutsche Investment Management Americas, Inc.1 advises the Deutsche Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds. Invesco Advisers, Inc. advises the Invesco Funds. Lord, Abbett & Co. LLC advises the Lord Abbett International Opportunities Portfolio. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Neuberger Berman Investment Advisors, LLC advises the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Capital Appreciation Fund/VA with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company advises the PIMCO Portfolios. Security Investors, LLC advises the Rydex Variable Trust Funds. Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund. T. Rowe Price Associates, Inc. advises the T. Rowe Price Equity Income Portfolio.

[1]	Effective on or about July 2, 2018, the new adviser name will be DWS Investment Management Americas, Inc.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

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Fees, Expenses, and Restrictions of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Potential Conflict

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets. Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940. An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. We may credit a higher rate of interest but are not obligated to do so.

ABOUT THE POLICY

This prospectus describes the material provisions of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or

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simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Initial Premium Payment

A Minimum Premium will be due and payable as of the Issue Date. The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date. The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election, death benefit compliance test election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied, which will be the latest of-

•	the Issue Date, or

•	the date we approve the application for the Policy, or

•	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified tax professional when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

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Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account and the Fixed Account;

•	the value of the amounts allocated to the Variable Account and the Fixed Account on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Variable Account and the Fixed Account.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made plus money market return. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the MFS® U.S. Government Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Delaware Life Insurance Company and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

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Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus Expense Charges Applied to Premium. We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages in the policy application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Service Office. An allocation change will be effective as of the date our Service Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax-law limitations.

We will notify You if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

ADDITIONAL PROTECTION BENEFIT RIDER (APB RIDER)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider terminates. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Expense Charge Applied to Premium. Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

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Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower Expense Charges Applied to Premium for that Policy.

If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically. An APB Rider will also terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value, or

•	the Insured’s Attained Age 121 (100 if 1980 CSO applies) if the Maturity Date Extension Rider is in effect, or

•	the termination of the Policy.

MATURITY DATE EXTENSION RIDER

You may elect to extend the maturity date beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies). No further premium will be accepted and no further deduction for Monthly Cost of Insurance will be made. The Base Death Benefit will be equal to the Account Value. There is no charge for this rider.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, and may be subject to tax consequences. We recommend that You receive counsel from a qualified tax professional. This rider may not be available in all states.

ENHANCED CASH SURRENDER VALUE ENDORSEMENT

This endorsement provides an enhanced cash surrender value benefit if You surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The benefit is a return of a certain percentage of premium paid. Percentages for each Policy Year are shown in this endorsement. The amount available for Policy loan or partial surrender will not increase due to this endorsement. For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement. This endorsement may not be available in all states and is provided at no charge.

FIXED ACCOUNT ENDORSEMENT

All Policies include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option.

DIRECTED DEDUCTIONS ENDORSEMENT

All Policies include the Directed Deductions Endorsement. This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken. This endorsement may not be available in all states and is provided at no charge. If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

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DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any APB Rider Death Benefit, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and APB Rider Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options

The Policy has two death benefit options. You will be required to select one of them in the Policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Account Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Account Value, or

•	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and You will be deemed to have elected Option A, if You have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test.

Changes in the Death Benefit Option

If You have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order.

If You change from Option B to Option A, we will increase the Specified Face Amount by the Account Value. If You change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value. In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

APB Rider Death Benefit

The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit

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Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Base Face Amount plus the APB Rider Face Amount.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.

Changes in Face Amount

After the end of the first Policy Year, You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to our Service Office in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount

An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial face amount.

A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. You should consult a qualified tax professional before decreasing the Specified Face Amount or APB Rider Face Amount.

ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

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We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options

The Account Value in the investment options on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the investment options, minus

•	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value in the investment options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus

•	any amounts transferred by You to the investment options during the current Valuation Period, minus

•	any amounts transferred by You from the investment options during the current Valuation Period, plus

•	that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, plus

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•	that portion of any interest credited to the Loan Account which is allocated to an investment option during the current Valuation Period; minus

•	that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus

•	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.

A Sub-Account’s Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, plus or minus

•	a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

•	any amount transferred from the investment options to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

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Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable unless state law dictates otherwise. If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request for the transfer provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the investment option’s value.

Your transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

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•	the frequency of transfers; and

•	the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

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The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus

•	the Sales Load Refund at Surrender, if any.

Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Service Office. The amount of any partial surrender may not exceed the Account Value minus any outstanding

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Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.

You may allocate a partial surrender among the Sub-Accounts. If You do not specify the allocation, then we will allocate the partial surrender among the Sub-Accounts of the Variable Account in the same proportion that the Account Value of each Sub-Account of the Variable Account bears to the aggregate Account Value less the Loan Account of all Sub-Accounts of the Variable Account on the date of partial surrender.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made. We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%. You may allocate the policy loan among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time before Maturity. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account. You may allocate the loan repayment among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

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•	the SEC, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

CHARGES, DEDUCTIONS AND REFUNDS

Expense Charges Applied to Premium

We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4% for all states.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium. There are no sales load charges after Policy Year 7. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender

If You surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which You surrendered the Policy.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. Unless You direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of

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each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets. Our current effective annual rates as a percentage of assets are-

•	0.40% for Policy Years 1 through 10;

•	0.25% for Policy Years 11 through 20; and

•	0.20% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated. Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month. Unless You direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where-

(1)	is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)	is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1 of the Policy, multiplied by the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively. The minimum charge is $0.03 and the representative owner charge is $0.09. A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.

Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force and on the Insured’s sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with

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respect to mortality, persistency, interest rates, expenses and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any person. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables. For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

APB Rider Charge

The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider’s cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. For Policies with an Investment Start Date on or after January 1, 2009, the rates are based on 125% of the 2001 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, the rates are based on 125% of the 1980 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described at in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.) It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

TERMINATION OF POLICY

The Policy will terminate at the earliest of-

•	the date we receive (in Good Order) your request to surrender, or

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death; or

•	the date of maturity.

OTHER POLICY PROVISIONS

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

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Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in satisfactory written form. The assignment will then be effective as of the date You signed the form, subject to any action taken before we receive it at our Service Office. We are not responsible for the validity or legal effect of any assignment.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may-

•	transfer ownership to a new owner;

•	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a beneficiary; and

•	exercise all other rights in the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice of the requested action. The request must be filed at our Service Office and must be in satisfactory written form. Your request will then, except as otherwise specified in the Policy, be effective as of the date You signed the form, subject to any action taken before we receive it at our Service Office.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Policyowners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on those loans. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

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Conversion

You may convert the Policy into a flexible premium universal life policy during the first 24 months after the Issue Date while the Policy is in force. Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy. The new policy will be issued with the same Class and rating as the Policy without new evidence of the Insured’s insurability. This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy. Any riders or supplemental benefits will terminate automatically when the Policy is converted.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

Misstatement discovered prior to death - If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide

Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to You the premiums paid, minus the amount of any Policy Debt and any partial surrenders.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments

Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

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•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.

Reinstatement

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is-

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus

•	three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held

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by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

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In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2015, 2016, and 2017, $584,583, $661,241, and $348,942, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.

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Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001

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CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

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In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax professional regarding such deductions.

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Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The Tax Cuts and Jobs Act of 2017 Tax §13,521 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution. If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and

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partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact a qualified tax professional.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

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Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2018, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $10,000,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

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OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Policy transactions, including the processing of orders, impact our ability to calculate Unit Values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

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Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A -

GLOSSARY OF POLICY TERMS

Account Value - The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from the Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary - The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider - An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy. The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit - The death benefit under the APB Rider.

APB Rider Face Amount - The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk - The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age - The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit - The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day - Any day that we are open for business.

Cash Surrender Value - The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.

Class - The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage - The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit - The sum of the Base Death Benefit and any APB Rider Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Surrender Value Endorsement.

Death Benefit Percentage - A percentage prescribed by the Internal Revenue Code to insure the Death Benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof - Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Expense Charges Applied to Premium - The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account - The portion of the Account Value funded by assets invested in our General Account.

Flat Extra - An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund - A mutual fund in which a Sub-Account invests.

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General Account - The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Good Order - An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Insured - The person on whose life the Policy is issued.

Investment Option - The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date - The date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Business Day we approve the application for a Policy, or

•	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age - The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date - The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account - An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium - The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day - The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance - A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and any APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge - A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium - The amount You pay as the premium minus Expense Charges Applied to Premium that is allocated to the investment options per your election.

Policy - The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt - The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month - A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

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Policy Net Amount at Risk - The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider. The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death. The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds - The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.

Policy Year - A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender - The portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

SEC - Securities and Exchange Commission.

Service Office - Delaware Life Insurance Company (Attn: Corporate Markets), 1601 Trapelo Road, Suite 30, Waltham, MA 02451, or such other address as we may specify to You by written notice.

Specified Face Amount - The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts - Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You, and the Fixed Account.

Target Premium - An amount of premium specified as such in the Policy, used to determine our Expense Charge Applied to Premium.

Target Premium Factor - Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount - The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit - A unit of measurement that we use to calculate the value of each investment option.

Unit Value - The value of each Unit of assets in an investment option.

Valuation Date - A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period - The period of time from one Valuation Date to the next Valuation Date. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account - Delaware Life Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.

You - The owner of the Policy.

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APPENDIX B -

PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

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Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-65048

Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY CORPORATE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT G

June 26, 2018

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Corporate VUL prospectus, dated June 26, 2018. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

The corporate parent of Delaware Life Insurance Company is Group One Thousand One, LLC. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Delaware Life Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account is fully funded at all times for the purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 (the report on which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account G as of December 31, 2017 and for each of the periods presented, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid

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in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of:

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

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Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2015, 2016, and 2017, were approximately $2,273,375, $2,032,116, and $1,804,229, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables. For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

Expense Charges Applied to Premium. We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premiums paid in excess of Target Premium. There are no sales load charges after the seventh Policy Year. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender. If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the

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Specified Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

Variable Account G

Financial Statements as of and for the Year Ended December 31, 2017 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2017

Page(s)
Report of Independent Registered Public Accounting Firm	1-3

Financial Statements

Statements of Assets and Liabilities	4-10

Statements of Operations	11-54

Statements of Changes in Net Assets	55-120

Notes to the Financial Statements	121-153

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Holders of Delaware Life Variable Account G:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts constituting Delaware Life Variable Account G (hereafter collectively referred to as the “Accounts”) indicated in the table below as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Accounts as of December 31, 2017, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Sub Accounts of Delaware Life Variable Account G

AB VPS Global Thematic Growth Portfolio (Class B) (1)	Invesco V.I. International Growth Fund I (1)
AB VPS Growth and Income Portfolio (Class B) (1)	Invesco V.I. Mid Cap Core Equity Fund I (1)
AB VPS International Growth Portfolio (Class B) (1)	Invesco V.I. Mid Cap Growth Fund Series I (1)
AB VPS International Value Portfolio (Class A) (1)	Invesco V.I. Small Cap Equity Fund I (1)
AB VPS Small Cap Growth Portfolio (Class B) (1)	Janus Henderson VIT Mid Cap Value Portfolio Institutional Class (1)
AB VPS Small/Mid Cap Value Portfolio (Class A) (1)	JPMorgan Insurance Trust Core Bond Portfolio (Class 1) (1)
Alger Mid Cap Growth Portfolio I-2 (1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) (1)
Alger Small Cap Growth Portfolio I-2 (1)	JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) (1)
American Funds Insurance Series Blue Chip Income Growth Fund Class 2(1)	Lazard Retirement Emerging Markets Equity Portfolio Investor Class (1)
American Funds Insurance Series Bond Fund Class 2 (1)	Lord Abbett Series Fund- International Opportunities Portfolio VC (1)
American Funds Insurance Series Global Growth Fund Class 2 (1)	MFS U.S. Government Money Market Portfolio Initial Class (1)
American Funds Insurance Series Global Growth Income Fund Class 2 (1)	MFS VIT Total Return Series Initial Class (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 (1)	MFS VIT Total Return Series Service Class (1)
American Funds Insurance Series Growth Fund Class 2 (1)	MFS VIT I Growth Series Initial Class (1)
American Funds Insurance Series Growth Income Fund Class 2 (1)	MFS VIT I Growth Series Service Class (1)
American Funds Insurance Series High Income Bond Fund Class 2 (1)	MFS VIT I Mid Cap Growth Series Initial Class (1)
American Funds Insurance Series International Fund Class 2 (1)	MFS VIT I Mid Cap Growth Series Service Class (1)
Blackrock Global Allocation V.I. Fund (Class I) (1)	MFS VIT I New Discovery Series Service Class (1)
BlackRock Advantage U.S. Total Market V.I. Fund (Class I) (1)	MFS VIT I Total Return Bond Series Initial Class (1)
Columbia Variable Portfolio- Loomis Sayles Growth Fund Class 1 (1)	MFS VIT I Research Series Initial Class (1)
Columbia Variable Portfolio – Select International Equity Fund Class 2 (1)	MFS VIT I Utilities Series Initial Class (1)
Delaware VIP REIT Series (Standard Class) (1)	MFS VIT I Utilities Series Service Class (1)
Delaware VIP Small Cap Value Series (Standard Class) (1)	MFS VIT I Value Series Initial Class (1)
Delaware VIP Smid Cap Core Series Standard Class (1)	MFS VIT I Value Series Service Class (1)
Deutsche CROCI U.S. VIP Class A (1)	MFS VIT II Blended Research Core Equity Portfolio I Class (1)
Deutsche Small Cap Index VIP Class A (1)	MFS VIT II Blended Research Core Equity Portfolio S Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

Deutsche Small Cap Index VIP Class B (1)	MFS VIT II Corporate Bond Portfolio I Class (1)
Deutsche Small Mid Cap Value VIP Class A (1)	MFS VIT II Corporate Bond Portfolio S Class (1)
Dreyfus IP MidCap Stock Portfolio (Initial Shares) (1)	MFS VIT II Core Equity Portfolio S Class (1)
Dreyfus IP Technology Growth Portfolio (Initial Shares) (1)	MFS VIT II Emerging Markets Equity Portfolio I Class (1)
Dreyfus Stock Index Fund, Inc. (Initial Shares) (1)	MFS VIT II Global Growth Portfolio I Class (1)
Dreyfus VIF Appreciation Portfolio (Initial Shares) (1)	MFS VIT II Global Research Portfolio S Class (1)
Dreyfus VIF Developing Leaders Portfolio (Initial Shares) (1)	MFS VIT II Government Securities Portfolio I Class (1)
Dreyfus VIF Growth and Income Portfolio (Initial Shares) (1)	MFS VIT II Government Securities Portfolio S Class (1)
Dreyfus VIF Quality Bond Portfolio (Initial Shares) (1)	MFS VIT II High Yield Portfolio Initial Class (1)
Fidelity VIP Balanced I Class (1)	MFS VIT II High Yield Portfolio Service Class (1)
Fidelity VIP Contrafund Portfolio (Initial Class) (1)	MFS VIT II International Growth Portfolio I Class (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)
Fidelity VIP Equity-Income Portfolio (Initial Class) (1)	MFS VIT II International Value Portfolio I Class (1)
Fidelity VIP Freedom 2015 Portfolio (Initial Class) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)
Fidelity VIP Freedom 2020 Portfolio (Initial Class) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class (1)
Fidelity VIP Freedom 2030 Portfolio (Initial Class) (1)	MFS VIT II Research International Portfolio I Class (1)
Fidelity VIP Growth & Income Portfolio (Initial Class) (1)	MFS VIT II Strategic Income Portfolio S Class (1)
Fidelity VIP Growth Portfolio (Initial Class) (1)	MFS VIT III Blended Research Small Cap Portfolio Initial Class (1)
Fidelity VIP Growth Portfolio (Service Class 2) (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)
Fidelity VIP High Income Portfolio (Initial Class) (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)
Fidelity VIP Index 500 Portfolio (Initial Class) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) (1)	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class I (1)
Fidelity VIP Mid Cap Portfolio (Initial Class) (1)	Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 (1)
Fidelity VIP Government Money Market Portfolio (Service Class) (1)	Neuberger Berman AMT Mid-Cap Growth Portfolio Class I (1)
Fidelity VIP Overseas Portfolio (Initial Class) (1)	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1(2)
Fidelity VIP Overseas Portfolio (Service Class 2) (1)	Neuberger Berman AMT Short Duration Bond Portfolio Class I (1)
First Eagle Overseas Variable Fund (1)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) (1)
Franklin Templeton Foreign VIP Fund Class 1 (1)	Oppenheimer Global Fund/VA (Non-Service Shares) (1)
Franklin Templeton Foreign VIP Fund Class 2 (1)	Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) (1)
Franklin Templeton Growth VIP Fund Class 1(1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)
Franklin Templeton Growth VIP Fund Class 2 (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 1 (1)	PIMCO VIT Real Return Portfolio Admin Class (1)
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1(1)	PIMCO VIT Total Return Portfolio Admin Class (1)
Franklin Templeton VIP Global Real Estate Fund (Class 1) (1)	Royce Capital Fund - Small-Cap Portfolio Investment Class (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class (1)	Rydex VT Nova Fund (1)
Invesco V.I. American Franchise Fund Series I (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
Invesco V.I. Comstock Fund Series I (1)	T. Rowe Price Equity Income Portfolio (1)
Invesco V.I. Core Equity Fund I (1)	T. Rowe Price New America Growth Portfolio (1)
Invesco V.I. Growth and Income Fund Series I (1)	Wanger USA (1)

(1)   Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statement of changes in net assets for the years ended December 31, 2017 and 2016.

(2) Statement of operations for the period ended December 31, 2017, and statement of changes in net assets for the years ended December 31, 2017 and 2016.

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Basis for Opinions

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

June 25, 2018

We have served as the auditor of one or more Accounts in Delaware Life Variable Account G since 2013.

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DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	1	$14	$21	$21	$—	$21
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	26,220	793,301	862,116	862,116	—	862,116
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	83,661	1,445,175	1,907,472	1,907,472	—	1,907,472
AB VPS International Value Portfolio (Class A) Sub-Account (IVP)	88,696	1,267,810	1,445,746	1,445,746	—	1,445,746
AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19)	13,884	160,818	222,147	222,147	—	222,147
AB VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM)	9,145	177,659	198,259	198,259	—	198,259
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	15,000	309,711	375,004	375,004	—	375,004
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	6,832	144,939	164,988	164,988	—	164,988
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	71,553	956,204	1,058,987	1,058,987	—	1,058,987
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	17,919	200,509	191,553	191,553	—	191,553
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	23,475	649,942	709,895	709,895	—	709,895
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	5,423	73,316	85,580	85,580	—	85,580
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	11,890	259,180	293,929	293,929	—	293,929
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	7,402	524,728	572,528	572,528	—	572,528
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	18,357	837,786	912,510	912,510	—	912,510
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	28,470	312,526	285,552	285,552	—	285,552
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	800,590	15,301,918	17,316,751	17,316,751	—	17,316,751
Blackrock Global Allocation V.I. Fund (Class I) Sub-Account (BLG)	25,348	421,689	437,507	437,507	—	437,507
BlackRock Advantage U.S. Total Market V.I. Fund (Class I) Sub-Account (MSV) ¹	18,648	472,828	477,955	477,955	—	477,955
Columbia Variable Portfolio- Loomis Sayles Growth Fund Class 1 Sub-Account (C89)[2]	—	13	14	14	—	14
Columbia Variable Portfolio – Select International Equity Fund Class 2 Sub-Account (C58)	3,553	45,952	55,500	55,500	—	55,500
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	194,167	2,918,194	2,619,310	2,619,310	—	2,619,310
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV)	163,679	6,178,870	6,994,002	6,994,002	—	6,994,002
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37) ¹	27,247	768,067	844,103	844,103	—	844,103
Deutsche CROCI U.S. VIP Class A Sub-Account (001) ¹	5,448	78,428	90,662	90,662	—	90,662
Deutsche Small Cap Index VIP Class A Sub-Account (SSI)	39,248	633,337	717,841	717,841	—	717,841
Deutsche Small Cap Index VIP Class B Sub-Account (D55)	124,773	1,793,068	2,280,847	2,280,847	—	2,280,847
Deutsche Small Mid Cap Value VIP Class A Sub-Account (S61)	61,957	1,008,802	1,107,790	1,107,790	—	1,107,790
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	28,630	547,476	645,886	645,886	—	645,886
Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account (DTG)	22,186	389,675	531,350	531,350	—	531,350
Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account (DSI)	1,814,506	81,811,217	97,039,793	97,039,793	—	97,039,793
Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account (DCA)	73,234	3,212,948	3,274,276	3,274,276	—	3,274,276
Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-Account (DSC)	2,551	91,793	155,418	155,418	—	155,418
Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account (DGI)	1,243	32,975	40,680	40,680	—	40,680
Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account (DQB)	1,197	14,303	14,314	14,314	—	14,314
Fidelity VIP Balanced I Class Sub-Account (FVI)	18,230	304,527	342,002	342,002	—	342,002
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	199,225	6,386,532	7,558,586	7,558,586	—	7,558,586
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	19,943	637,797	738,901	738,901	—	738,901
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI)	373,348	8,290,121	8,919,294	8,919,294	—	8,919,294
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	31,446	410,338	430,186	430,186	—	430,186
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	77,817	977,577	1,091,779	1,091,779	—	1,091,779
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	137,297	1,884,612	2,014,140	2,014,140	—	2,014,140
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	8,565	169,713	194,512	194,512	—	194,512
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	766	52,474	56,694	56,694	—	56,694
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99)	52,001	2,912,580	3,788,778	3,788,778	—	3,788,778
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	75,029	420,598	408,906	408,906	—	408,906
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	32,121	6,873,102	8,710,609	8,710,609	—	8,710,609
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	3,041,863	38,854,260	38,935,843	38,935,843	—	38,935,843

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	168,792	$5,466,904	$6,572,771	$6,572,771	$—	$6,572,771
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	20,142,377	20,142,377	20,142,377	20,142,377	—	20,142,377
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	9,157	175,207	209,410	209,410	—	209,410
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91)	38,000	602,063	861,083	861,083	—	861,083
First Eagle Overseas Variable Fund Sub-Account (FE3)	40,173	1,086,624	1,113,195	1,113,195	—	1,113,195
Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS)	109,844	1,567,896	1,735,532	1,735,532	—	1,735,532
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	31,895	447,305	493,418	493,418	—	493,418
Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF)	375,810	4,746,152	6,103,156	6,103,156	—	6,103,156
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	2,704	29,821	43,176	43,176	—	43,176
Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS)	31	631	635	635	—	635
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC)	161	3,097	3,182	3,182	—	3,182
Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE)	8,694	143,136	147,448	147,448	—	147,448
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	5,311	85,566	103,092	103,092	—	103,092
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	67,287	2,730,230	4,237,078	4,237,078	—	4,237,078
Invesco V.I. Comstock Fund Series I Sub-Account (VCP)	47,192	848,035	973,099	973,099	—	973,099
Invesco V.I. Core Equity Fund I Sub-Account (A39)	3,192	102,761	117,214	117,214	—	117,214
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	92,366	1,855,383	2,096,707	2,096,707	—	2,096,707
Invesco V.I. International Growth Fund I Sub-Account (A21)	41,254	1,416,334	1,645,604	1,645,604	—	1,645,604
Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22)	19,276	242,401	277,774	277,774	—	277,774
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	13,700	62,136	76,994	76,994	—	76,994
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	260	4,636	5,205	5,205	—	5,205
Janus Henderson VIT Mid Cap Value Portfolio Institutional Class Sub-Account (MVP) ¹	8,162	133,441	147,083	147,083	—	147,083
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7)	1,252,754	14,021,122	13,705,131	13,705,131	—	13,705,131
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43)	34,144	598,448	875,450	875,450	—	875,450
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32)	8,741	182,239	283,460	283,460	—	283,460
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI)	372,930	6,710,761	8,692,987	8,692,987	—	8,692,987
Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27)	5,321	45,208	52,461	52,461	—	52,461
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	79,580,378	79,580,381	79,580,378	79,580,378	—	79,580,378
MFS VIT Total Return Series Initial Class Sub-Account (M07)	309,149	7,148,652	7,635,988	7,635,988	—	7,635,988
MFS VIT Total Return Series Service Class Sub-Account (M35)	261,051	5,855,095	6,338,327	6,338,327	—	6,338,327
MFS VIT I Growth Series Initial Class Sub-Account (M31)	17,113	551,293	836,822	836,822	—	836,822
MFS VIT I Growth Series Service Class Sub-Account (M80)	24,218	916,691	1,144,784	1,144,784	—	1,144,784
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	246,762	1,823,244	2,346,710	2,346,710	—	2,346,710
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	51,870	362,119	466,312	466,312	—	466,312
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	70,194	1,254,339	1,303,500	1,303,500	—	1,303,500
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	259,377	3,471,197	3,428,959	3,428,959	—	3,428,959
MFS VIT I Research Series Initial Class Sub-Account (M33)	2,715	75,644	80,096	80,096	—	80,096
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	16,501	438,972	486,774	486,774	—	486,774
MFS VIT I Utilities Series Service Class Sub-Account (M40)	406	11,559	11,756	11,756	—	11,756
MFS VIT I Value Series Initial Class Sub-Account (M83)	570,210	10,901,557	11,928,793	11,928,793	—	11,928,793
MFS VIT I Value Series Service Class Sub-Account (M08)	62,195	1,184,351	1,278,103	1,278,103	—	1,278,103
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	309	11,181	16,762	16,762	—	16,762
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	10,979	416,375	590,538	590,538	—	590,538
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	588,186	6,970,071	6,846,485	6,846,485	—	6,846,485
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	17,303	201,729	198,816	198,816	—	198,816
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	21,211	315,963	529,428	529,428	—	529,428
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	136,009	1,920,821	2,339,351	2,339,351	—	2,339,351
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	15,061	326,151	399,573	399,573	—	399,573
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	34,787	646,165	1,099,602	1,099,602	—	1,099,602
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	879,327	11,390,397	10,894,868	10,894,868	—	10,894,868
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	5,964	76,834	73,423	73,423	—	73,423

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
MFS VIT II High Yield Portfolio Initial Class Sub-Account (MA6)	126,476	$721,851	$729,764	$729,764	$—	$729,764
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	23,576	132,896	134,383	134,383	—	134,383
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	131,594	1,662,845	2,039,708	2,039,708	—	2,039,708
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	142,215	1,731,430	2,185,841	2,185,841	—	2,185,841
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	420,406	9,969,178	11,876,483	11,876,483	—	11,876,483
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	2,023	28,773	37,633	37,633	—	37,633
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	30,260	383,610	556,180	556,180	—	556,180
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	72,597	1,072,407	1,237,771	1,237,771	—	1,237,771
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	4,520	43,726	44,067	44,067	—	44,067
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (MB8)	188,144	2,536,822	2,534,303	2,534,303	—	2,534,303
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	639,548	8,370,815	9,126,348	9,126,348	—	9,126,348
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	1,570,122	16,150,049	15,983,838	15,983,838	—	15,983,838
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	429,949	3,627,636	3,873,838	3,873,838	—	3,873,838
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class I Sub-Account (VMG) ¹	2,554	25,019	30,902	30,902	—	30,902
Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account (NPP)	602	9,044	10,051	10,051	—	10,051
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	619	15,708	17,210	17,210	—	17,210
Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM)	398	4,197	4,162	4,162	—	4,162
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	20,030	1,069,521	1,115,645	1,115,645	—	1,115,645
Oppenheimer Global Fund/VA (Non-Service Shares) Sub-Account (OGS)	42,314	1,670,966	2,006,508	2,006,508	—	2,006,508
Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account (OSC)	43,149	1,034,460	1,112,821	1,112,821	—	1,112,821
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	51,849	375,470	371,241	371,241	—	371,241
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	75,628	976,953	993,758	993,758	—	993,758
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	991,422	12,322,206	12,313,460	12,313,460	—	12,313,460
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	2,328,825	25,329,953	25,477,341	25,477,341	—	25,477,341
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP)	141,233	1,188,832	1,240,030	1,240,030	—	1,240,030
Rydex VT Nova Fund Sub-Account (R02)	201	13,123	22,717	22,717	—	22,717
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	484,134	10,931,736	15,114,670	15,114,670	—	15,114,670
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	107,023	3,065,792	3,132,571	3,132,571	—	3,132,571
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	800	19,885	22,822	22,822	—	22,822
Wanger USA Sub-Account (W42)	1,498	36,711	40,053	40,053	—	40,053

[1]	This Sub-Account had a name change in 2017. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.
[2]	Share amount is less than 1 share.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Units	Net Assets
A70 [3]	—	$21
A71	26,851	862,116
AM2	52,832	1,907,472
IVP	117,371	1,445,746
A19	4,572	222,147
ASM	8,415	198,259
A54	14,355	375,004
A51	8,027	164,988
308	33,645	1,058,987
301	12,629	191,553
304	21,868	709,895
307	2,886	85,580
306	9,914	293,929
303	15,463	572,528
302	28,056	912,510
305	12,775	285,552
300	723,771	17,316,751
BLG	22,201	437,507
MSV	15,679	477,955
C89	1	14
C58	4,450	55,500
DRS	81,957	2,619,310
DSV	182,382	6,994,002
D37	19,416	844,103
001	5,627	90,662
SSI	22,975	717,841
D55	54,020	2,280,847
S61	36,172	1,107,790
D18	21,132	645,886
DTG	13,292	531,350
DSI	3,596,663	97,039,793
DCA	101,593	3,274,276
DSC	5,185	155,418
DGI	1,421	40,680
DQB	619	14,314
FVI	12,178	342,002
FCN	124,046	7,558,586
F24	17,131	738,901
FEI	331,714	8,919,294

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Units	Net Assets
FF1	22,424	$430,186
FF2	56,406	1,091,779
FF3	98,033	2,014,140
FVG	6,750	194,512
FGP	1,335	56,694
F99	114,031	3,788,778
FHI	17,337	408,906
FIP	192,558	8,710,609
FIG	1,467,099	38,935,843
FMC	243,968	6,572,771
FM8	1,686,947	20,142,377
FOF	9,205	209,410
F91	30,643	861,083
FE3	51,554	1,113,195
TFS	78,069	1,735,532
T20	16,213	493,418
TSF	182,853	6,103,156
F56	1,382	43,176
FSS	25	635
FSC	109	3,182
FRE	9,978	147,448
G31	3,020	103,092
V15	209,121	4,237,078
VCP	33,048	973,099
A39	3,660	117,214
IB1	67,276	2,096,707
A21	47,772	1,645,604
A22	10,520	277,774
I84	4,237	76,994
I76	253	5,205
MVP	5,634	147,083
JM7	943,333	13,705,131
J43	22,617	875,450
J32	7,607	283,460
LRI	404,537	8,692,987
L27	1,696	52,461
MD8	5,923,358	79,580,378

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Units	Net Assets
M07	535,083	$7,635,988
M35	448,872	6,338,327
M31	37,810	836,822
M80	52,421	1,144,784
MF1	110,079	2,346,710
M41	21,804	466,312
M42	95,546	1,303,500
M06	301,558	3,428,959
M33	4,015	80,096
M44	43,708	486,774
M40	1,065	11,756
M83	592,475	11,928,793
M08	89,805	1,278,103
MB6	545	16,762
MB7	17,837	590,538
MC0	365,755	6,846,485
MA0	9,629	198,816
MC1	23,788	529,428
MC3	140,086	2,339,351
MC6	8,197	399,573
MC9	40,125	1,099,602
M96	437,216	10,894,868
MD2	4,189	73,423
MA6	56,965	729,764
MA3	4,508	134,383
M97	97,600	2,039,708
MD5	69,438	2,185,841
M98	597,063	11,876,483
MIS	1,470	37,633
MB3	17,676	556,180
ME2	52,647	1,237,771
MA7	2,191	44,067

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Units	Net Assets
MB8	86,828	$2,534,303
MF6	179,186	9,126,348
MF2	1,335,930	15,983,838
MG3	167,338	3,873,838
VMG	909	30,902
NPP	301	10,051
NMC	410	17,210
NLM	242	4,162
O01	42,891	1,115,645
OGS	60,274	2,006,508
OSC	30,994	1,112,821
P10	50,683	371,241
PK8	49,417	993,758
P06	628,609	12,313,460
P07	1,201,151	25,477,341
SCP	56,599	1,240,030
R02	886	22,717
TBC	500,651	15,114,670
REI	86,496	3,132,571
RNA	660	22,822
W42	1,576	40,053

[3]	Unit amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	A70	A71	AM2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$9,812	$16,469

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	35,528	24,564
Realized gain distributions	—	67,973	—

Net realized gains (losses)	—	103,501	24,564

Net change in unrealized appreciation/ (depreciation)	6	24,311	467,241

Net realized and change in unrealized gains (losses)	6	127,812	491,805

Net increase (decrease) in net assets from operations	$6	$137,624	$508,274

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	IVP	A19	ASM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$29,489	$—	$839

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(17,340)	784	(892)
Realized gain distributions	—	—	9,024

Net realized gains (losses)	(17,340)	784	8,132

Net change in unrealized appreciation/ (depreciation)	249,562	55,683	13,325

Net realized and change in unrealized gains (losses)	232,222	56,467	21,457

Net increase (decrease) in net assets from operations	$261,711	$56,467	$22,296

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	A54	A51	308
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$19,652

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,381	27,113	133
Realized gain distributions	8,282	—	35,227

Net realized gains (losses)	29,663	27,113	35,360

Net change in unrealized appreciation/ (depreciation)	51,430	43,140	97,800

Net realized and change in unrealized gains (losses)	81,093	70,253	133,160

Net increase (decrease) in net assets from operations	$81,093	$70,253	$152,812

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	301	304	307
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,679	$6,342	$1,560

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(142)	25,788	3,093
Realized gain distributions	2,790	18,031	1,326

Net realized gains (losses)	2,648	43,819	4,419

Net change in unrealized appreciation/ (depreciation)	492	124,437	10,581

Net realized and change in unrealized gains (losses)	3,140	168,256	15,000

Net increase (decrease) in net assets from operations	$6,819	$174,598	$16,560

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	306	303	302
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,144	$2,693	$13,096

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,177	33,716	38,461
Realized gain distributions	—	51,282	61,747

Net realized gains (losses)	1,177	84,998	100,208

Net change in unrealized appreciation/ (depreciation)	57,901	52,240	77,728

Net realized and change in unrealized gains (losses)	59,078	137,238	177,936

Net increase (decrease) in net assets from operations	$60,222	$139,931	$191,032

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	305	300	BLG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,794	$200,159	$5,556

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(436)	(171,211)	(365)
Realized gain distributions	—	175,639	4,323

Net realized gains (losses)	(436)	4,428	3,958

Net change in unrealized appreciation/ (depreciation)	219	4,017,348	42,111

Net realized and change in unrealized gains (losses)	(217)	4,021,776	46,069

Net increase (decrease) in net assets from operations	$18,577	$4,221,935	$51,625

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MSV	C89	C58
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,140	$—	$873

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	299	3	79
Realized gain distributions	90,655	—	—

Net realized gains (losses)	90,954	3	79

Net change in unrealized appreciation/ (depreciation)	(36,107)	1	10,743

Net realized and change in unrealized gains (losses)	54,847	4	10,822

Net increase (decrease) in net assets from operations	$58,987	$4	$11,695

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	DRS	DSV	D37
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$41,744	$56,622	$2,513

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(34,936)	31,264	(4,312)
Realized gain distributions	354,999	227,792	54,190

Net realized gains (losses)	320,063	259,056	49,878

Net change in unrealized appreciation/ (depreciation)	(319,097)	401,294	87,605

Net realized and change in unrealized gains (losses)	966	660,350	137,483

Net increase (decrease) in net assets from operations	$42,710	$716,972	$139,996

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	001	SSI	D55
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,233	$7,007	$14,950

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	381	5,613	145,256
Realized gain distributions	—	27,133	79,365

Net realized gains (losses)	381	32,746	224,621

Net change in unrealized appreciation/ (depreciation)	14,820	53,558	43,110

Net realized and change in unrealized gains (losses)	15,201	86,304	267,731

Net increase (decrease) in net assets from operations	$16,434	$93,311	$282,681

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	S61	D18	DTG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,308	$8,409	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,560	46,728	2,445
Realized gain distributions	21,707	12,424	21,482

Net realized gains (losses)	24,267	59,152	23,927

Net change in unrealized appreciation/ (depreciation)	71,891	25,512	130,803

Net realized and change in unrealized gains (losses)	96,158	84,664	154,730

Net increase (decrease) in net assets from operations	$103,466	$93,073	$154,730

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	DSI	DCA	DSC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,561,837	$39,488	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,432,257	2,221	8,305
Realized gain distributions	2,214,175	368,019	1,709

Net realized gains (losses)	7,646,432	370,240	10,014

Net change in unrealized appreciation/ (depreciation)	8,208,350	295,987	21,844

Net realized and change in unrealized gains (losses)	15,854,782	666,227	31,858

Net increase (decrease) in net assets from operations	$17,416,619	$705,715	$31,858

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	DGI	DQB	FVI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$279	$297	$4,579

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,670	(21)	1,022
Realized gain distributions	1,619	—	7,559

Net realized gains (losses)	3,289	(21)	8,581

Net change in unrealized appreciation/ (depreciation)	3,235	339	31,950

Net realized and change in unrealized gains (losses)	6,524	318	40,531

Net increase (decrease) in net assets from operations	$6,803	$615	$45,110

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FCN	F24	FEI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$70,460	$5,377	$145,330

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	50,803	11,852	(199)
Realized gain distributions	365,739	37,824	170,827

Net realized gains (losses)	416,542	49,676	170,628

Net change in unrealized appreciation/ (depreciation)	877,813	79,505	706,321

Net realized and change in unrealized gains (losses)	1,294,355	129,181	876,949

Net increase (decrease) in net assets from operations	$1,364,815	$134,558	$1,022,279

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FF1	FF2	FF3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,342	$16,483	$26,903

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	45,417	11,765	217,983
Realized gain distributions	13,800	44,319	75,336

Net realized gains (losses)	59,217	56,084	293,319

Net change in unrealized appreciation/ (depreciation)	15,696	145,598	60,049

Net realized and change in unrealized gains (losses)	74,913	201,682	353,368

Net increase (decrease) in net assets from operations	$81,255	$218,165	$380,271

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FVG	FGP	F99
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,342	$67	$2,481

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,768	499	27,621
Realized gain distributions	4,732	1,437	221,854

Net realized gains (losses)	21,500	1,936	249,475

Net change in unrealized appreciation/ (depreciation)	7,425	3,086	694,388

Net realized and change in unrealized gains (losses)	28,925	5,022	943,863

Net increase (decrease) in net assets from operations	$31,267	$5,089	$946,344

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FHI	FIP	FIG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$21,274	$166,530	$944,524

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,789)	348,427	(90,767)
Realized gain distributions	—	29,729	202,000

Net realized gains (losses)	(1,789)	378,156	111,233

Net change in unrealized appreciation/ (depreciation)	4,989	1,281,562	545,460

Net realized and change in unrealized gains (losses)	3,200	1,659,718	656,693

Net increase (decrease) in net assets from operations	$24,474	$1,826,248	$1,601,217

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FMC	FM8	FOF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$46,385	$111,721	$2,765

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(80,833)	—	187
Realized gain distributions	361,240	—	181

Net realized gains (losses)	280,407	—	368

Net change in unrealized appreciation/ (depreciation)	973,501	—	46,786

Net realized and change in unrealized gains (losses)	1,253,908	—	47,154

Net increase (decrease) in net assets from operations	$1,300,293	$111,721	$49,919

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F91	FE3	TFS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9,665	$11,655	$51,058

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	30,229	2,028	(339,255)
Realized gain distributions	752	42,379	—

Net realized gains (losses)	30,981	44,407	(339,255)

Net change in unrealized appreciation/ (depreciation)	176,578	59,331	649,573

Net realized and change in unrealized gains (losses)	207,559	103,738	310,318

Net increase (decrease) in net assets from operations	$217,224	$115,393	$361,376

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	T20	TSF	F56
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11,722	$103,094	$747

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,344	33,166	(313)
Realized gain distributions	—	—	—

Net realized gains (losses)	1,344	33,166	(313)

Net change in unrealized appreciation/ (depreciation)	57,280	824,458	7,226

Net realized and change in unrealized gains (losses)	58,624	857,624	6,913

Net increase (decrease) in net assets from operations	$70,346	$960,718	$7,660

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FSS	FSC	FRE
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11	$—	$5,426

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	(34)	992
Realized gain distributions	18.00	256.00	—

Net realized gains (losses)	18	222	992

Net change in unrealized appreciation/ (depreciation)	(3)	316	9,430

Net realized and change in unrealized gains (losses)	15	538	10,422

Net increase (decrease) in net assets from operations	$26	$538	$15,848

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	G31	V15	VCP
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,334	$3,206	$19,419

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,923	15,371	8,526
Realized gain distributions	10,440	312,724	37,819

Net realized gains (losses)	16,363	328,095	46,345

Net change in unrealized appreciation/ (depreciation)	2,975	584,099	86,675

Net realized and change in unrealized gains (losses)	19,338	912,194	133,020

Net increase (decrease) in net assets from operations	$20,672	$915,400	$152,439

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	A39	IB1	A21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,158	$28,617	$22,238

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,844	(38,856)	17,775
Realized gain distributions	5,802	78,629	—

Net realized gains (losses)	7,646	39,773	17,775

Net change in unrealized appreciation/ (depreciation)	4,646	190,700	290,525

Net realized and change in unrealized gains (losses)	12,292	230,473	308,300

Net increase (decrease) in net assets from operations	$13,450	$259,090	$330,538

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	A22	I84	I76
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,277	$—	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,786	487	(3,593)
Realized gain distributions	4,946	4,489	224

Net realized gains (losses)	6,732	4,976	(3,369)

Net change in unrealized appreciation/ (depreciation)	25,035	8,930	4,662

Net realized and change in unrealized gains (losses)	31,767	13,906	1,293

Net increase (decrease) in net assets from operations	$33,044	$13,906	$1,293

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MVP	JM7	J43
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,052	$311,222	$2,632

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	370	(8,467)	11,515
Realized gain distributions	4,789	—	5,779

Net realized gains (losses)	5,159	(8,467)	17,294

Net change in unrealized appreciation/ (depreciation)	11,146	125,619	97,138

Net realized and change in unrealized gains (losses)	16,305	117,152	114,432

Net increase (decrease) in net assets from operations	$17,357	$428,374	$117,064

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	J32	LRI	L27
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,267	$163,667	$537

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,572	318,746	155
Realized gain distributions	2,548	—	4,146

Net realized gains (losses)	7,120	318,746	4,301

Net change in unrealized appreciation/ (depreciation)	42,989	1,337,630	10,887

Net realized and change in unrealized gains (losses)	50,109	1,656,376	15,188

Net increase (decrease) in net assets from operations	$52,376	$1,820,043	$15,725

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MD8	M07	M35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$231,728	$173,377	$132,708

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	55,530	19,096
Realized gain distributions	—	201,746	170,353

Net realized gains (losses)	—	257,276	189,449

Net change in unrealized appreciation/ (depreciation)	—	426,614	329,393

Net realized and change in unrealized gains (losses)	—	683,890	518,842

Net increase (decrease) in net assets from operations	$231,728	$857,267	$651,550

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M31	M80	MF1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$797	$—	$2,615

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,599	125,241	33,420
Realized gain distributions	30,157	42,701	125,255

Net realized gains (losses)	38,756	167,942	158,675

Net change in unrealized appreciation/ (depreciation)	163,947	118,361	350,457

Net realized and change in unrealized gains (losses)	202,703	286,303	509,132

Net increase (decrease) in net assets from operations	$203,500	$286,303	$511,747

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M41	M42	M06
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$111,966

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	15,752	(31,970)	(4,907)
Realized gain distributions	26,678	24,171	—

Net realized gains (losses)	42,430	(7,799)	(4,907)

Net change in unrealized appreciation/ (depreciation)	58,775	288,434	38,040

Net realized and change in unrealized gains (losses)	101,205	280,635	33,133

Net increase (decrease) in net assets from operations	$101,205	$280,635	$145,099

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M33	M44	M40
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,015	$20,289	$476

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,703	3,513	(5,358)
Realized gain distributions	4,984	—	—

Net realized gains (losses)	10,687	3,513	(5,358)

Net change in unrealized appreciation/ (depreciation)	6,478	41,274	8,092

Net realized and change in unrealized gains (losses)	17,165	44,787	2,734

Net increase (decrease) in net assets from operations	$18,180	$65,076	$3,210

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M83	M08	MB6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$238,123	$20,863	$238

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	123,452	(2,135)	451
Realized gain distributions	487,269	48,326	334

Net realized gains (losses)	610,721	46,191	785

Net change in unrealized appreciation/ (depreciation)	1,095,716	130,155	1,959

Net realized and change in unrealized gains (losses)	1,706,437	176,346	2,744

Net increase (decrease) in net assets from operations	$1,944,560	$197,209	$2,982

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MB7	MC0	MA0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,117	$248,468	$7,097

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,248	(2,699)	294
Realized gain distributions	11,743	—	—

Net realized gains (losses)	21,991	(2,699)	294

Net change in unrealized appreciation/ (depreciation)	71,196	163,474	3,126

Net realized and change in unrealized gains (losses)	93,187	160,775	3,420

Net increase (decrease) in net assets from operations	$100,304	$409,243	$10,517

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MC1	MC3	MC6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,463	$21,101	$3,883

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,643	(24,476)	1,538
Realized gain distributions	28,879	—	12,205

Net realized gains (losses)	41,522	(24,476)	13,743

Net change in unrealized appreciation/ (depreciation)	59,041	517,450	77,446

Net realized and change in unrealized gains (losses)	100,563	492,974	91,189

Net increase (decrease) in net assets from operations	$104,026	$514,075	$95,072

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MC9	M96	MD2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$13,606	$342,708	$2,116

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,401	(382,502)	(107)
Realized gain distributions	—	—	—

Net realized gains (losses)	19,401	(382,502)	(107)

Net change in unrealized appreciation/ (depreciation)	188,194	294,190	(520)

Net realized and change in unrealized gains (losses)	207,595	(88,312)	(627)

Net increase (decrease) in net assets from operations	$221,201	$254,396	$1,489

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MA6	MA3	M97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$46,528	$8,354	$27,439

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(877)	(1,254)	(140,180)
Realized gain distributions	—	—	47,978

Net realized gains (losses)	(877)	(1,254)	(92,202)

Net change in unrealized appreciation/ (depreciation)	(136)	868	673,614

Net realized and change in unrealized gains (losses)	(1,013)	(386)	581,412

Net increase (decrease) in net assets from operations	$45,515	$7,968	$608,851

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MD5	M98	MIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$22,628	$159,683	$220

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(99,060)	106,885	481
Realized gain distributions	47,895	10,135	1,754

Net realized gains (losses)	(51,165)	117,020	2,235

Net change in unrealized appreciation/ (depreciation)	591,680	1,962,679	5,850

Net realized and change in unrealized gains (losses)	540,515	2,079,699	8,085

Net increase (decrease) in net assets from operations	$563,143	$2,239,382	$8,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MB3	ME2	MA7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,151	$20,450	$1,947

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	23,520	15,146	27,352
Realized gain distributions	26,880	—	—

Net realized gains (losses)	50,400	15,146	27,352

Net change in unrealized appreciation/ (depreciation)	73,204	254,011	(17,046)

Net realized and change in unrealized gains (losses)	123,604	269,157	10,306

Net increase (decrease) in net assets from operations	$125,755	$289,607	$12,253

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MB8	MF6	MF2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,858	$362,777	$256,329

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(42,643)	(33,036)	(3,073)
Realized gain distributions	224,761	514,892	—

Net realized gains (losses)	182,118	481,856	(3,073)

Net change in unrealized appreciation/ (depreciation)	108,558	227,989	14,970

Net realized and change in unrealized gains (losses)	290,676	709,845	11,897

Net increase (decrease) in net assets from operations	$309,534	$1,072,622	$268,226

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MG3	VMG	NPP
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$45,283	$—	$57

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(54,117)	(392)	13
Realized gain distributions	109,979	—	265

Net realized gains (losses)	55,862	(392)	278

Net change in unrealized appreciation/ (depreciation)	362,933	9,728	834

Net realized and change in unrealized gains (losses)	418,795	9,336	1,112

Net increase (decrease) in net assets from operations	$464,078	$9,336	$1,169

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	NMC	NAR	NLM
	Sub-Account	Sub-Account[4]	Sub-Account
Income:
Dividend income	$—	$—	$61

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(57)	5,120	1
Realized gain distributions	312	—	—

Net realized gains (losses)	255	5,120	1

Net change in unrealized appreciation/ (depreciation)	3,146	(2,982)	(29)

Net realized and change in unrealized gains (losses)	3,401	2,138	(28)

Net increase (decrease) in net assets from operations	$3,401	$2,138	$33

[4]	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account (NAR) was active but had zero balance at 12/31/17. Therefore it does not appear on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	O01	OGS	OSC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,463	$15,907	$9,001

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(24,802)	(6,959)	1,249
Realized gain distributions	93,760	—	55,251

Net realized gains (losses)	68,958	(6,959)	56,500

Net change in unrealized appreciation/ (depreciation)	181,984	524,322	71,345

Net realized and change in unrealized gains (losses)	250,942	517,363	127,845

Net increase (decrease) in net assets from operations	$253,405	$533,270	$136,846

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	P10	PK8	P06
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$35,935	$49,979	$233,376

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(98,946)	(7,923)	(50,330)
Realized gain distributions	—	—	—

Net realized gains (losses)	(98,946)	(7,923)	(50,330)

Net change in unrealized appreciation/ (depreciation)	73,527	47,686	133,808

Net realized and change in unrealized gains (losses)	(25,419)	39,763	83,478

Net increase (decrease) in net assets from operations	$10,516	$89,742	$316,854

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	P07	SCP	R02
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$455,556	$11,246	$10

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(62,350)	(793,883)	—
Realized gain distributions	—	—	840

Net realized gains (losses)	(62,350)	(793,883)	840

Net change in unrealized appreciation/ (depreciation)	740,213	792,547	4,629

Net realized and change in unrealized gains (losses)	677,863	(1,336)	5,469

Net increase (decrease) in net assets from operations	$1,133,419	$9,910	$5,479

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	TBC	REI	RNA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$51,744	$22

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,668,331	150,254	137
Realized gain distributions	175,150	294,474	2,210

Net realized gains (losses)	1,843,481	444,728	2,347

Net change in unrealized appreciation/ (depreciation)	2,956,418	51,620	3,536

Net realized and change in unrealized gains (losses)	4,799,899	496,348	5,883

Net increase (decrease) in net assets from operations	$4,799,899	$548,092	$5,905

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

W42 Sub-Account
Income:
Dividend income	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(152)
Realized gain distributions	5,880

Net realized gains (losses)	5,728

Net change in unrealized appreciation/ (depreciation)	944

Net realized and change in unrealized gains (losses)	6,672

Net increase (decrease) in net assets from operations	$6,672

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A70 Sub-Account		A71 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$—	$—	$9,812	$6,591
Net realized gains (losses)	—	—	103,501	140,278
Net change in unrealized appreciation/ (depreciation)	6	—	24,311	(69,881)

Increase (decrease) in net assets from operations	6	—	137,624	76,988

Contract Owner Transactions:

Purchase payments received	—	—	235,733	270,896
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(136,589)	(126,830)
Withdrawals, surrenders and contract charges	—	—	(22,438)	(110,212)
Cost of insurance charges	(1)	—	(20,137)	(17,099)

Net accumulation activity	(1)	—	56,569	16,755

Total increase (decrease) in net assets	5	—	194,193	93,743

Net assets at beginning of year	16	16	667,923	574,180

Net assets at end of year	$21	$16	$862,116	$667,923

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	AM2 Sub-Account		IVP Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$16,469	$—	$29,489	$12,082
Net realized gains (losses)	24,564	19,805	(17,340)	(6,675)
Net change in unrealized appreciation/ (depreciation)	467,241	(122,471)	249,562	(11,669)

Increase (decrease) in net assets from operations	508,274	(102,666)	261,711	(6,262)

Contract Owner Transactions:

Purchase payments received	20,320	18,036	6,075	6,043
Transfers between Sub-Accounts (including the Fixed Account), net	51,210	72,856	419,930	(5,940)
Withdrawals, surrenders and contract charges	(64,864)	(56,267)	(145,301)	(14,811)
Cost of insurance charges	(48,153)	(45,742)	(16,409)	(14,517)

Net accumulation activity	(41,487)	(11,117)	264,295	(29,225)

Total increase (decrease) in net assets	466,787	(113,783)	526,006	(35,487)

Net assets at beginning of year	1,440,685	1,554,468	919,740	955,227

Net assets at end of year	$1,907,472	$1,440,685	$1,445,746	$919,740

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A19 Sub-Account		ASM Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$—	$—	$839	$871
Net realized gains (losses)	784	(166,106)	8,132	4,679
Net change in unrealized appreciation/ (depreciation)	55,683	174,058	13,325	25,101

Increase (decrease) in net assets from operations	56,467	7,952	22,296	30,651

Contract Owner Transactions:

Purchase payments received	1,771	97	5,243	5,436
Transfers between Sub-Accounts (including the Fixed Account), net	—	(616,807)	47,545	33,731
Withdrawals, surrenders and contract charges	—	(141,054)	(25,972)	—
Cost of insurance charges	(4,868)	(9,942)	(4,520)	(3,373)

Net accumulation activity	(3,097)	(767,706)	22,296	35,794

Total increase (decrease) in net assets	53,370	(759,754)	44,592	66,445

Net assets at beginning of year	168,777	928,531	153,667	87,222

Net assets at end of year	$222,147	$168,777	$198,259	$153,667

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A54 Sub-Account		A51 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	29,663	27,837	27,113	(125,948)
Net change in unrealized appreciation/ (depreciation)	51,430	(23,056)	43,140	163,208

Increase (decrease) in net assets from operations	81,093	4,781	70,253	37,260

Contract Owner Transactions:

Purchase payments received	32	—	9,733	9,701
Transfers between Sub-Accounts (including the Fixed Account), net	11,260	51,994	(317,195)	10,043
Withdrawals, surrenders and contract charges	—	(130,614)	—	(172,200)
Cost of insurance charges	(32)	(774)	(5,932)	(13,643)

Net accumulation activity	11,260	(79,394)	(313,394)	(166,099)

Total increase (decrease) in net assets	92,353	(74,613)	(243,141)	(128,839)

Net assets at beginning of year	282,651	357,264	408,129	536,968

Net assets at end of year	$375,004	$282,651	$164,988	$408,129

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	308 Sub-Account		301 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$19,652	$83,366	$3,679	$3,835
Net realized gains (losses)	35,360	(9,780)	2,648	(134)
Net change in unrealized appreciation/ (depreciation)	97,800	72,650	492	1,713

Increase (decrease) in net assets from operations	152,812	146,236	6,819	5,414

Contract Owner Transactions:

Purchase payments received	17,202	18,163	648	1,055
Transfers between Sub-Accounts (including the Fixed Account), net	17,541	36,501	—	33
Withdrawals, surrenders and contract charges	—	(81,778)	—	(506)
Cost of insurance charges	(14,065)	(13,278)	(2,881)	(2,615)

Net accumulation activity	20,678	(40,392)	(2,233)	(2,033)

Total increase (decrease) in net assets	173,490	105,844	4,586	3,381

Net assets at beginning of year	885,497	779,653	186,967	183,586

Net assets at end of year	$1,058,987	$885,497	$191,553	$186,967

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	304 Sub-Account		307 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$6,342	$42,883	$1,560	$1,101
Net realized gains (losses)	43,819	(25,264)	4,419	(2,893)
Net change in unrealized appreciation/ (depreciation)	124,437	(24,421)	10,581	8,773

Increase (decrease) in net assets from operations	174,598	(6,802)	16,560	6,981

Contract Owner Transactions:

Purchase payments received	20,037	22,836	8,733	20,468
Transfers between Sub-Accounts (including the Fixed Account), net	16,552	(90,752)	6,580	(34,341)
Withdrawals, surrenders and contract charges	—	(290)	—	(22,715)
Cost of insurance charges	(13,639)	(15,426)	(3,106)	(3,381)

Net accumulation activity	22,950	(83,632)	12,207	(39,969)

Total increase (decrease) in net assets	197,548	(90,434)	28,767	(32,988)

Net assets at beginning of year	512,347	602,781	56,813	89,801

Net assets at end of year	$709,895	$512,347	$85,580	$56,813

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	306 Sub-Account		303 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$1,144	$40,208	$2,693	$61,166
Net realized gains (losses)	1,177	870	84,998	(8,311)
Net change in unrealized appreciation/ (depreciation)	57,901	(33,271)	52,240	6,954

Increase (decrease) in net assets from operations	60,222	7,807	139,931	59,809

Contract Owner Transactions:

Purchase payments received	16,977	17,536	7,164	8,490
Transfers between Sub-Accounts (including the Fixed Account), net	3,370	5,126	(78,590)	(171,569)
Withdrawals, surrenders and contract charges	—	—	(20,030)	(30,335)
Cost of insurance charges	(7,685)	(6,775)	(11,487)	(11,476)

Net accumulation activity	12,662	15,887	(102,943)	(204,890)

Total increase (decrease) in net assets	72,884	23,694	36,988	(145,081)

Net assets at beginning of year	221,045	197,351	535,540	680,621

Net assets at end of year	$293,929	$221,045	$572,528	$535,540

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	302 Sub-Account		305 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$13,096	$89,300	$18,794	$15,685
Net realized gains (losses)	100,208	(8,133)	(436)	(657)
Net change in unrealized appreciation/ (depreciation)	77,728	5,779	219	25,982

Increase (decrease) in net assets from operations	191,032	86,946	18,577	41,010

Contract Owner Transactions:

Purchase payments received	15,818	2,211	—	447
Transfers between Sub-Accounts (including the Fixed Account), net	421,758	394,259	—	—
Withdrawals, surrenders and contract charges	(424,202)	(78,138)	—	—
Cost of insurance charges	(40,605)	(23,174)	(4,216)	(3,712)

Net accumulation activity	(27,231)	295,158	(4,216)	(3,265)

Total increase (decrease) in net assets	163,801	382,104	14,361	37,745

Net assets at beginning of year	748,709	366,605	271,191	233,446

Net assets at end of year	$912,510	$748,709	$285,552	$271,191

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	300 Sub-Account		BLG Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$200,159	$1,451,342	$5,556	$4,491
Net realized gains (losses)	4,428	(1,013,293)	3,958	(843)
Net change in unrealized appreciation/ (depreciation)	4,017,348	48,488	42,111	10,385

Increase (decrease) in net assets from operations	4,221,935	486,537	51,625	14,033

Contract Owner Transactions:

Purchase payments received	31,870	27,445	51,715	72,575
Transfers between Sub-Accounts (including the Fixed Account), net	683,636	(1,812,600)	(5,782)	137
Withdrawals, surrenders and contract charges	(386,508)	(1,159,786)	(2,732)	(414)
Cost of insurance charges	(233,332)	(199,955)	(10,105)	(8,438)

Net accumulation activity	95,666	(3,144,896)	33,096	63,860

Total increase (decrease) in net assets	4,317,601	(2,658,359)	84,721	77,893

Net assets at beginning of year	12,999,150	15,657,509	352,786	274,893

Net assets at end of year	$17,316,751	$12,999,150	$437,507	$352,786

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MSV Sub-Account		C63 Sub-Account[5]
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$4,140	$1,057	$—	$—
Net realized gains (losses)	90,954	11,522	—	(2)
Net change in unrealized appreciation/ (depreciation)	(36,107)	68,421	—	(1)

Increase (decrease) in net assets from operations	58,987	81,000	—	(3)

Contract Owner Transactions:

Purchase payments received	866	1,101	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	15	—	—	—
Withdrawals, surrenders and contract charges	—	(21,134)	—	—
Cost of insurance charges	(3,929)	(4,559)	—	—

Net accumulation activity	(3,048)	(24,592)	—	—

Total increase (decrease) in net assets	55,939	56,408	—	(3)

Net assets at beginning of year	422,016	365,608	—	3

Net assets at end of year	$477,955	$422,016	$—	$—

[5]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) for the year ended December 31, 2016 are from January 1, 2016 to April 29, 2016.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	C65 Sub-Account[6]		C89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$315	$—	$—
Net realized gains (losses)	—	1,623	3	—
Net change in unrealized appreciation/ (depreciation)	—	(3,460)	1	—

Increase (decrease) in net assets from operations	—	(1,522)	4	—

Contract Owner Transactions:

Purchase payments received	—	6,014	74	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	(40,650)	11	—
Withdrawals, surrenders and contract charges	—	—	—	—
Cost of insurance charges	—	(297)	(75)	—

Net accumulation activity	—	(34,933)	10	—

Total increase (decrease) in net assets	—	(36,455)	14	—

Net assets at beginning of year	—	36,455	—	—

Net assets at end of year	$—	$—	$14	$—

[6]	Columbia Variable Portfolio - International Opportunities Fund Class 2 Sub-Account (C65) for the year ended December 31, 2016 are from January 1, 2016 to April 29, 2016.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	C58 Sub-Account		DRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$873	$428	$41,744	$47,036
Net realized gains (losses)	79	(18)	320,063	358,528
Net change in unrealized appreciation/ (depreciation)	10,743	(1,195)	(319,097)	(168,482)

Increase (decrease) in net assets from operations	11,695	(785)	42,710	237,082

Contract Owner Transactions:

Purchase payments received	5,744	—	94,524	111,391
Transfers between Sub-Accounts (including the Fixed Account), net	—	40,650	15,770	(505,247)
Withdrawals, surrenders and contract charges	—	—	(100,240)	(870,810)
Cost of insurance charges	(1,054)	(750)	(52,265)	(63,349)

Net accumulation activity	4,690	39,900	(42,211)	(1,328,015)

Total increase (decrease) in net assets	16,385	39,115	499	(1,090,933)

Net assets at beginning of year	39,115	—	2,618,811	3,709,744

Net assets at end of year	$55,500	$39,115	$2,619,310	$2,618,811

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	DSV Sub-Account		D37 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$56,622	$63,297	$2,513	$1,825
Net realized gains (losses)	259,056	71,523	49,878	116,510
Net change in unrealized appreciation/ (depreciation)	401,294	1,332,628	87,605	(40,743)

Increase (decrease) in net assets from operations	716,972	1,467,448	139,996	77,592

Contract Owner Transactions:

Purchase payments received	168,674	16,497	17,685	18,753
Transfers between Sub-Accounts (including the Fixed Account), net	1,224,461	(1,044,987)	16,205	(36,479)
Withdrawals, surrenders and contract charges	(452,164)	(1,227,396)	(54,706)	(11,358)
Cost of insurance charges	(85,055)	(81,761)	(23,351)	(25,948)

Net accumulation activity	855,916	(2,337,647)	(44,167)	(55,032)

Total increase (decrease) in net assets	1,572,888	(870,199)	95,829	22,560

Net assets at beginning of year	5,421,114	6,291,313	748,274	725,714

Net assets at end of year	$6,994,002	$5,421,114	$844,103	$748,274

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	001 Sub-Account		SSI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,233	$666	$7,007	$8,764
Net realized gains (losses)	381	3,527	32,746	72,172
Net change in unrealized appreciation/ (depreciation)	14,820	(6,829)	53,558	62,806

Increase (decrease) in net assets from operations	16,434	(2,636)	93,311	143,742

Contract Owner Transactions:

Purchase payments received	9,193	9,339	9,268	9,268
Transfers between Sub-Accounts (including the Fixed Account), net	—	71	763	(12,823)
Withdrawals, surrenders and contract charges	—	(889)	(75,742)	(210,254)
Cost of insurance charges	(2,210)	(1,985)	(11,029)	(11,933)

Net accumulation activity	6,983	6,536	(76,740)	(225,742)

Total increase (decrease) in net assets	23,417	3,900	16,571	(82,000)

Net assets at beginning of year	67,245	63,345	701,270	783,270

Net assets at end of year	$90,662	$67,245	$717,841	$701,270

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	D55 Sub-Account		S61 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$14,950	$17,339	$7,308	$5,062
Net realized gains (losses)	224,621	288,863	24,267	36,980
Net change in unrealized appreciation/ (depreciation)	43,110	99,608	71,891	82,494

Increase (decrease) in net assets from operations	282,681	405,810	103,466	124,536

Contract Owner Transactions:

Purchase payments received	3,352	3,787	117,747	116,101
Transfers between Sub-Accounts (including the Fixed Account), net	(181,174)	(102,995)	40,488	(223,515)
Withdrawals, surrenders and contract charges	(43,273)	(23,633)	(17,556)	—
Cost of insurance charges	(38,559)	(38,781)	(17,951)	(15,654)

Net accumulation activity	(259,654)	(161,622)	122,728	(123,068)

Total increase (decrease) in net assets	23,027	244,188	226,194	1,468

Net assets at beginning of year	2,257,820	2,013,632	881,596	880,128

Net assets at end of year	$2,280,847	$2,257,820	$1,107,790	$881,596

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	D18 Sub-Account		DTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$8,409	$4,999	$—	$—
Net realized gains (losses)	59,152	19,399	23,927	13,956
Net change in unrealized appreciation/ (depreciation)	25,512	77,986	130,803	2,171

Increase (decrease) in net assets from operations	93,073	102,384	154,730	16,127

Contract Owner Transactions:

Purchase payments received	5,807	7,213	41,489	63,715
Transfers between Sub-Accounts (including the Fixed Account), net	(214,444)	(584,962)	—	—
Withdrawals, surrenders and contract charges	(35,948)	(109,877)	—	—
Cost of insurance charges	(13,679)	(22,926)	(8,164)	(5,912)

Net accumulation activity	(258,264)	(710,552)	33,325	57,803

Total increase (decrease) in net assets	(165,191)	(608,168)	188,055	73,930

Net assets at beginning of year	811,077	1,419,245	343,295	269,365

Net assets at end of year	$645,886	$811,077	$531,350	$343,295

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	DSI Sub-Account		DCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,561,837	$1,531,520	$39,488	$41,758
Net realized gains (losses)	7,646,432	4,164,129	370,240	391,317
Net change in unrealized appreciation/ (depreciation)	8,208,350	2,983,306	295,987	(239,282)

Increase (decrease) in net assets from operations	17,416,619	8,678,955	705,715	193,793

Contract Owner Transactions:

Purchase payments received	1,451,619	913,237	5,241	6,431
Transfers between Sub-Accounts (including the Fixed Account), net	1,582,605	4,765,960	(4,578)	(14,280)
Withdrawals, surrenders and contract charges	(1,121,472)	(5,991,782)	—	(111,850)
Cost of insurance charges	(1,114,117)	(1,007,031)	(22,642)	(28,522)

Net accumulation activity	798,635	(1,319,616)	(21,979)	(148,221)

Total increase (decrease) in net assets	18,215,254	7,359,339	683,736	45,572

Net assets at beginning of year	78,824,539	71,465,200	2,590,540	2,544,968

Net assets at end of year	$97,039,793	$78,824,539	$3,274,276	$2,590,540

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	DSC Sub-Account		DGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$279	$389
Net realized gains (losses)	10,014	21,099	3,289	7,297
Net change in unrealized appreciation/ (depreciation)	21,844	(1,484)	3,235	(4,650)

Increase (decrease) in net assets from operations	31,858	19,615	6,803	3,036

Contract Owner Transactions:

Purchase payments received	2,170	5,071	2,523	3,540
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	(10,404)	(15,306)	(1,716)	(5,661)
Cost of insurance charges	(4,618)	(4,492)	(2,282)	(2,100)

Net accumulation activity	(12,852)	(14,727)	(1,475)	(4,221)

Total increase (decrease) in net assets	19,006	4,888	5,328	(1,185)

Net assets at beginning of year	136,412	131,524	35,352	36,537

Net assets at end of year	$155,418	$136,412	$40,680	$35,352

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	DQB Sub-Account		FVI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$297	$237	$4,579	$3,446
Net realized gains (losses)	(21)	(52)	8,581	5,206
Net change in unrealized appreciation/ (depreciation)	339	(1)	31,950	12,641

Increase (decrease) in net assets from operations	615	184	45,110	21,293

Contract Owner Transactions:

Purchase payments received	1,635	2,316	13,613	24,419
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	27,387	(38,440)
Withdrawals, surrenders and contract charges	—	—	(239)	(34,420)
Cost of insurance charges	(1,875)	(1,773)	(8,095)	(6,462)

Net accumulation activity	(240)	543	32,666	(54,903)

Total increase (decrease) in net assets	375	727	77,776	(33,610)

Net assets at beginning of year	13,939	13,212	264,226	297,836

Net assets at end of year	$14,314	$13,939	$342,002	$264,226

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FCN Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$70,460	$49,697	$5,377	$3,947
Net realized gains (losses)	416,542	921,277	49,676	143,626
Net change in unrealized appreciation/ (depreciation)	877,813	(428,175)	79,505	(112,592)

Increase (decrease) in net assets from operations	1,364,815	542,799	134,558	34,981

Contract Owner Transactions:

Purchase payments received	41,854	59,152	19,514	37,652
Transfers between Sub-Accounts (including the Fixed Account), net	(71,527)	(880,014)	(2,686)	(289,863)
Withdrawals, surrenders and contract charges	(9,511)	(1,313,854)	(34,269)	(1,748)
Cost of insurance charges	(85,854)	(97,252)	(35,236)	(48,473)

Net accumulation activity	(125,038)	(2,231,968)	(52,677)	(302,432)

Total increase (decrease) in net assets	1,239,777	(1,689,169)	81,881	(267,451)

Net assets at beginning of year	6,318,809	8,007,978	657,020	924,471

Net assets at end of year	$7,558,586	$6,318,809	$738,901	$657,020

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FEI Sub-Account		FF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$145,330	$171,272	$6,342	$8,044
Net realized gains (losses)	170,628	449,589	59,217	(19,818)
Net change in unrealized appreciation/ (depreciation)	706,321	604,515	15,696	28,999

Increase (decrease) in net assets from operations	1,022,279	1,225,376	81,255	17,225

Contract Owner Transactions:

Purchase payments received	9,258	9,751	597	1,466
Transfers between Sub-Accounts (including the Fixed Account), net	(7,492)	1,238	(179,086)	39,573
Withdrawals, surrenders and contract charges	—	(105,187)	(38,601)	(13,633)
Cost of insurance charges	(79,404)	(76,217)	(8,553)	(8,018)

Net accumulation activity	(77,638)	(170,415)	(225,643)	19,388

Total increase (decrease) in net assets	944,641	1,054,961	(144,388)	36,613

Net assets at beginning of year	7,974,653	6,919,692	574,574	537,961

Net assets at end of year	$8,919,294	$7,974,653	$430,186	$574,574

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FF2 Sub-Account		FF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$16,483	$23,973	$26,903	$34,746
Net realized gains (losses)	56,084	31,186	293,319	18,029
Net change in unrealized appreciation/ (depreciation)	145,598	41,898	60,049	118,132

Increase (decrease) in net assets from operations	218,165	97,057	380,271	170,907

Contract Owner Transactions:

Purchase payments received	17,368	9,610	15,125	14,675
Transfers between Sub-Accounts (including the Fixed Account), net	(421,614)	168,219	(459,569)	1,149,292
Withdrawals, surrenders and contract charges	(407,230)	(131,837)	(316,800)	(107,797)
Cost of insurance charges	(45,318)	(48,690)	(40,121)	(45,336)

Net accumulation activity	(856,794)	(2,698)	(801,365)	1,010,834

Total increase (decrease) in net assets	(638,629)	94,359	(421,094)	1,181,741

Net assets at beginning of year	1,730,408	1,636,049	2,435,234	1,253,493

Net assets at end of year	$1,091,779	$1,730,408	$2,014,140	$2,435,234

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FVG Sub-Account		FGP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,342	$3,090	$67	$4
Net realized gains (losses)	21,500	15,448	1,936	1,287
Net change in unrealized appreciation/ (depreciation)	7,425	8,700	3,086	(1,189)

Increase (decrease) in net assets from operations	31,267	27,238	5,089	102

Contract Owner Transactions:

Purchase payments received	4,184	3,561	1,853	1,520
Transfers between Sub-Accounts (including the Fixed Account), net	(30,476)	(17,953)	40,677	13
Withdrawals, surrenders and contract charges	(236)	—	—	—
Cost of insurance charges	(6,049)	(5,750)	(1,625)	(975)

Net accumulation activity	(32,577)	(20,142)	40,905	558

Total increase (decrease) in net assets	(1,310)	7,096	45,994	660

Net assets at beginning of year	195,822	188,726	10,700	10,040

Net assets at end of year	$194,512	$195,822	$56,694	$10,700

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F99 Sub-Account		FHI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,481	$—	$21,274	$16,744
Net realized gains (losses)	249,475	600,643	(1,789)	(36,832)
Net change in unrealized appreciation/ (depreciation)	694,388	(596,702)	4,989	78,293

Increase (decrease) in net assets from operations	946,344	3,941	24,474	58,205

Contract Owner Transactions:

Purchase payments received	238,696	274,208	59,915	63,448
Transfers between Sub-Accounts (including the Fixed Account), net	74,053	(437,796)	13,751	2,474
Withdrawals, surrenders and contract charges	(365)	(117,611)	(4,063)	(386,980)
Cost of insurance charges	(69,245)	(57,621)	(12,256)	(13,163)

Net accumulation activity	243,139	(338,820)	57,347	(334,221)

Total increase (decrease) in net assets	1,189,483	(334,879)	81,821	(276,016)

Net assets at beginning of year	2,599,295	2,934,174	327,085	603,101

Net assets at end of year	$3,788,778	$2,599,295	$408,906	$327,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FIP Sub-Account		FIG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$166,530	$141,385	$944,524	$1,082,330
Net realized gains (losses)	378,156	114,809	111,233	(91,648)
Net change in unrealized appreciation/ (depreciation)	1,281,562	850,978	545,460	1,198,983

Increase (decrease) in net assets from operations	1,826,248	1,107,172	1,601,217	2,189,665

Contract Owner Transactions:

Purchase payments received	431	912	285,336	667,915
Transfers between Sub-Accounts (including the Fixed Account), net	(1,755,895)	(1,613,682)	(6,427,403)	(4,195,772)
Withdrawals, surrenders and contract charges	(9,862)	(37)	(488,436)	(2,974,345)
Cost of insurance charges	(123,202)	(106,422)	(437,014)	(511,824)

Net accumulation activity	(1,888,528)	(1,719,229)	(7,067,517)	(7,014,026)

Total increase (decrease) in net assets	(62,280)	(612,057)	(5,466,300)	(4,824,361)

Net assets at beginning of year	8,772,889	9,384,946	44,402,143	49,226,504

Net assets at end of year	$8,710,609	$8,772,889	$38,935,843	$44,402,143

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FMC Sub-Account		FM8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$46,385	$39,350	$111,721	$19,711
Net realized gains (losses)	280,407	206,619	—	—
Net change in unrealized appreciation/ (depreciation)	973,501	707,581	—	—

Increase (decrease) in net assets from operations	1,300,293	953,550	111,721	19,711

Contract Owner Transactions:

Purchase payments received	226,970	376,964	100,810	39,732
Transfers between Sub-Accounts (including the Fixed Account), net	(2,294,216)	(172,859)	3,048,544	967,371
Withdrawals, surrenders and contract charges	(786,312)	(887,061)	(1,098,669)	(3,169,807)
Cost of insurance charges	(121,661)	(147,589)	(360,454)	(397,822)

Net accumulation activity	(2,975,219)	(830,545)	1,690,231	(2,560,526)

Total increase (decrease) in net assets	(1,674,926)	123,005	1,801,952	(2,540,815)

Net assets at beginning of year	8,247,697	8,124,692	18,340,425	20,881,240

Net assets at end of year	$6,572,771	$8,247,697	$20,142,377	$18,340,425

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FOF Sub-Account		F91 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,765	$2,269	$9,665	$9,774
Net realized gains (losses)	368	(5,900)	30,981	15,595
Net change in unrealized appreciation/ (depreciation)	46,786	(4,302)	176,578	(67,332)

Increase (decrease) in net assets from operations	49,919	(7,933)	217,224	(41,963)

Contract Owner Transactions:

Purchase payments received	13,072	12,668	27,713	25,281
Transfers between Sub-Accounts (including the Fixed Account), net	(6,510)	10,178	(32,114)	24,835
Withdrawals, surrenders and contract charges	—	(29,610)	(90,636)	(22,072)
Cost of insurance charges	(5,858)	(5,669)	(34,472)	(34,593)

Net accumulation activity	704	(12,433)	(129,509)	(6,549)

Total increase (decrease) in net assets	50,623	(20,366)	87,715	(48,512)

Net assets at beginning of year	158,787	179,153	773,368	821,880

Net assets at end of year	$209,410	$158,787	$861,083	$773,368

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FE3 Sub-Account		TFS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$11,655	$3,759	$51,058	$67,302
Net realized gains (losses)	44,407	(56,952)	(339,255)	(41,218)
Net change in unrealized appreciation/ (depreciation)	59,331	85,441	649,573	204,506

Increase (decrease) in net assets from operations	115,393	32,248	361,376	230,590

Contract Owner Transactions:

Purchase payments received	178,298	193,755	85,753	221,030
Transfers between Sub-Accounts (including the Fixed Account), net	171,003	(369,529)	(1,810,986)	(2,102)
Withdrawals, surrenders and contract charges	—	—	(135,411)	(247,287)
Cost of insurance charges	(14,088)	(12,212)	(35,285)	(52,147)

Net accumulation activity	335,213	(187,986)	(1,895,929)	(80,506)

Total increase (decrease) in net assets	450,606	(155,738)	(1,534,553)	150,084

Net assets at beginning of year	662,589	818,327	3,270,085	3,120,001

Net assets at end of year	$1,113,195	$662,589	$1,735,532	$3,270,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	T20 Sub-Account		TSF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$11,722	$7,489	$103,094	$109,831
Net realized gains (losses)	1,344	(7,595)	33,166	284,882
Net change in unrealized appreciation/ (depreciation)	57,280	26,050	824,458	54,343

Increase (decrease) in net assets from operations	70,346	25,944	960,718	449,056

Contract Owner Transactions:

Purchase payments received	1,766	1,354	4,119	5,452
Transfers between Sub-Accounts (including the Fixed Account), net	12,513	153,851	41,485	(483,944)
Withdrawals, surrenders and contract charges	—	(75,297)	—	(62,912)
Cost of insurance charges	(12,816)	(9,580)	(48,324)	(44,698)

Net accumulation activity	1,463	70,328	(2,720)	(586,102)

Total increase (decrease) in net assets	71,809	96,272	957,998	(137,046)

Net assets at beginning of year	421,609	325,337	5,145,158	5,282,204

Net assets at end of year	$493,418	$421,609	$6,103,156	$5,145,158

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F56 Sub-Account		FSS Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$747	$872	$11	$3,444
Net realized gains (losses)	(313)	1,309	18	5,139
Net change in unrealized appreciation/ (depreciation)	7,226	1,888	(3)	4,535

Increase (decrease) in net assets from operations	7,660	4,069	26	13,118

Contract Owner Transactions:

Purchase payments received	287	490	1,574	704
Transfers between Sub-Accounts (including the Fixed Account), net	—	(87)	9	164
Withdrawals, surrenders and contract charges	(9,723)	—	(233)	(157,437)
Cost of insurance charges	(1,545)	(1,407)	(1,153)	(1,478)

Net accumulation activity	(10,981)	(1,004)	197	(158,047)

Total increase (decrease) in net assets	(3,321)	3,065	223	(144,929)

Net assets at beginning of year	46,497	43,432	412	145,341

Net assets at end of year	$43,176	$46,497	$635	$412

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FSC Sub-Account		FRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$5,426	$2,245
Net realized gains (losses)	222	(485,047)	992	17,229
Net change in unrealized appreciation/ (depreciation)	316	467,963	9,430	(16,403)

Increase (decrease) in net assets from operations	538	(17,084)	15,848	3,071

Contract Owner Transactions:

Purchase payments received	539	773	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1,423,189)	(8,174)	27,528
Withdrawals, surrenders and contract charges	—	—	(54)	(66,807)
Cost of insurance charges	(275)	(6,864)	(3,058)	(2,818)

Net accumulation activity	264	(1,429,280)	(11,286)	(42,097)

Total increase (decrease) in net assets	802	(1,446,364)	4,562	(39,026)

Net assets at beginning of year	2,380	1,448,744	142,886	181,912

Net assets at end of year	$3,182	$2,380	$147,448	$142,886

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	G31 Sub-Account		V15 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$1,334	$1,142	$3,206	$—
Net realized gains (losses)	16,363	11,387	328,095	309,067
Net change in unrealized appreciation/ (depreciation)	2,975	(4,296)	584,099	(235,608)

Increase (decrease) in net assets from operations	20,672	8,233	915,400	73,459

Contract Owner Transactions:

Purchase payments received	5,446	6,144	—	962
Transfers between Sub-Accounts (including the Fixed Account), net	—	(12)	—	—
Withdrawals, surrenders and contract charges	(699)	(7,185)	—	(15,665)
Cost of insurance charges	(12,179)	(11,378)	(38,998)	(30,171)

Net accumulation activity	(7,432)	(12,431)	(38,998)	(44,874)

Total increase (decrease) in net assets	13,240	(4,198)	876,402	28,585

Net assets at beginning of year	89,852	94,050	3,360,676	3,332,091

Net assets at end of year	$103,092	$89,852	$4,237,078	$3,360,676

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	VCP Sub-Account		A39 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$19,419	$13,093	$1,158	$740
Net realized gains (losses)	46,345	68,598	7,646	16,166
Net change in unrealized appreciation/ (depreciation)	86,675	61,855	4,646	(6,934)

Increase (decrease) in net assets from operations	152,439	143,546	13,450	9,972

Contract Owner Transactions:

Purchase payments received	—	—	6,022	8,549
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	(102,366)	(105,071)	(954)	(21,236)
Cost of insurance charges	(7,406)	(6,981)	(3,389)	(3,652)

Net accumulation activity	(109,772)	(112,052)	1,679	(16,339)

Total increase (decrease) in net assets	42,667	31,494	15,129	(6,367)

Net assets at beginning of year	930,432	898,938	102,085	108,452

Net assets at end of year	$973,099	$930,432	$117,214	$102,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	IB1 Sub-Account		A21 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$28,617	$17,299	$22,238	$21,122
Net realized gains (losses)	39,773	(93,879)	17,775	84,953
Net change in unrealized appreciation/ (depreciation)	190,700	313,325	290,525	(107,939)

Increase (decrease) in net assets from operations	259,090	236,745	330,538	(1,864)

Contract Owner Transactions:

Purchase payments received	34,506	22,620	1,633	2,042
Transfers between Sub-Accounts (including the Fixed Account), net	115,260	(162,782)	(62,653)	(521,111)
Withdrawals, surrenders and contract charges	(71,844)	(604,584)	(68,917)	(32,618)
Cost of insurance charges	(29,142)	(29,029)	(18,243)	(19,481)

Net accumulation activity	48,780	(773,775)	(148,180)	(571,168)

Total increase (decrease) in net assets	307,870	(537,030)	182,358	(573,032)

Net assets at beginning of year	1,788,837	2,325,867	1,463,246	2,036,278

Net assets at end of year	$2,096,707	$1,788,837	$1,645,604	$1,463,246

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A22 Sub-Account		I84 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,277	$133	$—	$—
Net realized gains (losses)	6,732	(14,720)	4,976	6,491
Net change in unrealized appreciation/ (depreciation)	25,035	43,794	8,930	(5,929)

Increase (decrease) in net assets from operations	33,044	29,207	13,906	562

Contract Owner Transactions:

Purchase payments received	49,187	56,058	3,267	4,083
Transfers between Sub-Accounts (including the Fixed Account), net	88	(95,133)	—	—
Withdrawals, surrenders and contract charges	(7,200)	(1,366)	—	—
Cost of insurance charges	(13,800)	(12,354)	(1,863)	(1,609)

Net accumulation activity	28,275	(52,795)	1,404	2,474

Total increase (decrease) in net assets	61,319	(23,588)	15,310	3,036

Net assets at beginning of year	216,455	240,043	61,684	58,648

Net assets at end of year	$277,774	$216,455	$76,994	$61,684

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	I76 Sub-Account		MVP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$1,052	$1,163
Net realized gains (losses)	(3,369)	2,233	5,159	53,970
Net change in unrealized appreciation/ (depreciation)	4,662	1,411	11,146	13,298

Increase (decrease) in net assets from operations	1,293	3,644	17,357	68,431

Contract Owner Transactions:

Purchase payments received	835	1,729	7,344	7,312
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	12,272	(1,026,568)
Withdrawals, surrenders and contract charges	(30,396)	—	—	(348)
Cost of insurance charges	(692)	(909)	(4,220)	(11,936)

Net accumulation activity	(30,253)	820	15,396	(1,031,540)

Total increase (decrease) in net assets	(28,960)	4,464	32,753	(963,109)

Net assets at beginning of year	34,165	29,701	114,330	1,077,439

Net assets at end of year	$5,205	$34,165	$147,083	$114,330

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	JM7 Sub-Account		J43 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$311,222	$278,405	$2,632	$3,505
Net realized gains (losses)	(8,467)	(13,112)	17,294	138,038
Net change in unrealized appreciation/ (depreciation)	125,619	(45,333)	97,138	(18,131)

Increase (decrease) in net assets from operations	428,374	219,960	117,064	123,412

Contract Owner Transactions:

Purchase payments received	4,560	6,328	558	692
Transfers between Sub-Accounts (including the Fixed Account), net	1,755,650	1,259,076	—	(5,263)
Withdrawals, surrenders and contract charges	—	(34)	—	(187,875)
Cost of insurance charges	(186,182)	(143,660)	(23,764)	(21,089)

Net accumulation activity	1,574,028	1,121,710	(23,206)	(213,535)

Total increase (decrease) in net assets	2,002,402	1,341,670	93,858	(90,123)

Net assets at beginning of year	11,702,729	10,361,059	781,592	871,715

Net assets at end of year	$13,705,131	$11,702,729	$875,450	$781,592

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	J32 Sub-Account		LRI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,267	$2,144	$163,667	$72,243
Net realized gains (losses)	7,120	14,733	318,746	(701,840)
Net change in unrealized appreciation/ (depreciation)	42,989	7,244	1,337,630	1,679,142

Increase (decrease) in net assets from operations	52,376	24,121	1,820,043	1,049,545

Contract Owner Transactions:

Purchase payments received	—	—	210,177	124,225
Transfers between Sub-Accounts (including the Fixed Account), net	(4,211)	6,171	1,200,800	(821,784)
Withdrawals, surrenders and contract charges	—	—	(257,607)	(217,396)
Cost of insurance charges	(1,844)	(1,535)	(77,402)	(56,569)

Net accumulation activity	(6,055)	4,636	1,075,968	(971,524)

Total increase (decrease) in net assets	46,321	28,757	2,896,011	78,021

Net assets at beginning of year	237,139	208,382	5,796,976	5,718,955

Net assets at end of year	$283,460	$237,139	$8,692,987	$5,796,976

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	L27 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$537	$431	$231,728	$7,463
Net realized gains (losses)	4,301	(7,032)	—	—
Net change in unrealized appreciation/ (depreciation)	10,887	3,329	—	—

Increase (decrease) in net assets from operations	15,725	(3,272)	231,728	7,463

Contract Owner Transactions:

Purchase payments received	1,419	1,916	1,468,300	1,633,708
Transfers between Sub-Accounts (including the Fixed Account), net	—	(6,696)	(1,930,724)	10,005,884
Withdrawals, surrenders and contract charges	(6,254)	(44,579)	(1,294,366)	(1,449,561)
Cost of insurance charges	(1,804)	(1,937)	(3,311,520)	(2,941,078)

Net accumulation activity	(6,639)	(51,296)	(5,068,310)	7,248,953

Total increase (decrease) in net assets	9,086	(54,568)	(4,836,582)	7,256,416

Net assets at beginning of year	43,375	97,943	84,416,960	77,160,544

Net assets at end of year	$52,461	$43,375	$79,580,378	$84,416,960

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M07 Sub-Account		M35 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$173,377	$204,770	$132,708	$128,903
Net realized gains (losses)	257,276	340,096	189,449	171,778
Net change in unrealized appreciation/ (depreciation)	426,614	104,728	329,393	92,086

Increase (decrease) in net assets from operations	857,267	649,594	651,550	392,767

Contract Owner Transactions:

Purchase payments received	11,649	12,720	2,471	2,042
Transfers between Sub-Accounts (including the Fixed Account), net	34,956	(136,047)	1,218,183	126,816
Withdrawals, surrenders and contract charges	(307,998)	(1,248,859)	(59,495)	(185,799)
Cost of insurance charges	(80,256)	(102,004)	(195,834)	(145,177)

Net accumulation activity	(341,649)	(1,474,190)	965,325	(202,118)

Total increase (decrease) in net assets	515,618	(824,596)	1,616,875	190,649

Net assets at beginning of year	7,120,370	7,944,966	4,721,452	4,530,803

Net assets at end of year	$7,635,988	$7,120,370	$6,338,327	$4,721,452

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M31 Sub-Account		M80 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$797	$290	$—	$—
Net realized gains (losses)	38,756	46,789	167,942	105,016
Net change in unrealized appreciation/ (depreciation)	163,947	(31,529)	118,361	(88,129)

Increase (decrease) in net assets from operations	203,500	15,550	286,303	16,887

Contract Owner Transactions:

Purchase payments received	—	—	1,113	1,113
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(212,489)	391,327
Withdrawals, surrenders and contract charges	—	(6,159)	—	(100,348)
Cost of insurance charges	(22,727)	(19,449)	(37,038)	(35,494)

Net accumulation activity	(22,727)	(25,608)	(248,414)	256,598

Total increase (decrease) in net assets	180,773	(10,058)	37,889	273,485

Net assets at beginning of year	656,049	666,107	1,106,895	833,410

Net assets at end of year	$836,822	$656,049	$1,144,784	$1,106,895

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MF1 Sub-Account		M41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,615	$—	$—	$—
Net realized gains (losses)	158,675	210,584	42,430	37,905
Net change in unrealized appreciation/ (depreciation)	350,457	(111,205)	58,775	(19,377)

Increase (decrease) in net assets from operations	511,747	99,379	101,205	18,528

Contract Owner Transactions:

Purchase payments received	3,056	5,885	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(10,607)	150,926	(30,259)	—
Withdrawals, surrenders and contract charges	(89,753)	(241,423)	—	—
Cost of insurance charges	(25,503)	(30,273)	(19,791)	(17,648)

Net accumulation activity	(122,807)	(114,885)	(50,050)	(17,648)

Total increase (decrease) in net assets	388,940	(15,506)	51,155	880

Net assets at beginning of year	1,957,770	1,973,276	415,157	414,277

Net assets at end of year	$2,346,710	$1,957,770	$466,312	$415,157

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M42 Sub-Account		M06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$111,966	$118,765
Net realized gains (losses)	(7,799)	44,149	(4,907)	(16,647)
Net change in unrealized appreciation/ (depreciation)	288,434	50,604	38,040	56,141

Increase (decrease) in net assets from operations	280,635	94,753	145,099	158,259

Contract Owner Transactions:

Purchase payments received	495	267	191,919	165,234
Transfers between Sub-Accounts (including the Fixed Account), net	(119,766)	—	(8,827)	(17,073)
Withdrawals, surrenders and contract charges	—	—	—	(941,207)
Cost of insurance charges	(28,639)	(26,213)	(177,154)	(197,629)

Net accumulation activity	(147,910)	(25,946)	5,938	(990,675)

Total increase (decrease) in net assets	132,725	68,807	151,037	(832,416)

Net assets at beginning of year	1,170,775	1,101,968	3,277,922	4,110,338

Net assets at end of year	$1,303,500	$1,170,775	$3,428,959	$3,277,922

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M33 Sub-Account		M44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,015	$810	$20,289	$44,897
Net realized gains (losses)	10,687	10,975	3,513	(286,145)
Net change in unrealized appreciation/ (depreciation)	6,478	(3,128)	41,274	413,573

Increase (decrease) in net assets from operations	18,180	8,657	65,076	172,325

Contract Owner Transactions:

Purchase payments received	690	439	26,599	33,500
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(18,579)	(241,905)
Withdrawals, surrenders and contract charges	(40,456)	—	(16,249)	(764,298)
Cost of insurance charges	(4,576)	(4,380)	(13,334)	(20,993)

Net accumulation activity	(44,342)	(3,941)	(21,563)	(993,696)

Total increase (decrease) in net assets	(26,162)	4,716	43,513	(821,371)

Net assets at beginning of year	106,258	101,542	443,261	1,264,632

Net assets at end of year	$80,096	$106,258	$486,774	$443,261

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$476	$1,176	$238,123	$236,701
Net realized gains (losses)	(5,358)	507	610,721	580,294
Net change in unrealized appreciation/ (depreciation)	8,092	1,597	1,095,716	723,818

Increase (decrease) in net assets from operations	3,210	3,280	1,944,560	1,540,813

Contract Owner Transactions:

Purchase payments received	1,113	1,113	2,487	11,710
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(1,014,970)	(518,835)
Withdrawals, surrenders and contract charges	(24,425)	—	(240,255)	(1,565,853)
Cost of insurance charges	(494)	(817)	(131,579)	(141,479)

Net accumulation activity	(23,806)	296	(1,384,317)	(2,214,457)

Total increase (decrease) in net assets	(20,596)	3,576	560,243	(673,644)

Net assets at beginning of year	32,352	28,776	11,368,550	12,042,194

Net assets at end of year	$11,756	$32,352	$11,928,793	$11,368,550

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M08 Sub-Account		MB6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$20,863	$23,285	$238	$210
Net realized gains (losses)	46,191	99,621	785	3,482
Net change in unrealized appreciation/ (depreciation)	130,155	37,127	1,959	(2,591)

Increase (decrease) in net assets from operations	197,209	160,033	2,982	1,101

Contract Owner Transactions:

Purchase payments received	3,267	4,083	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(167,832)	—	—	—
Withdrawals, surrenders and contract charges	—	—	—	(5,788)
Cost of insurance charges	(55,699)	(52,095)	(1,256)	(1,079)

Net accumulation activity	(220,264)	(48,012)	(1,256)	(6,867)

Total increase (decrease) in net assets	(23,055)	112,021	1,726	(5,766)

Net assets at beginning of year	1,301,158	1,189,137	15,036	20,802

Net assets at end of year	$1,278,103	$1,301,158	$16,762	$15,036

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MB7 Sub-Account		MC0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$7,117	$7,691	$248,468	$264,032
Net realized gains (losses)	21,991	129,856	(2,699)	9,087
Net change in unrealized appreciation/ (depreciation)	71,196	(94,325)	163,474	100,222

Increase (decrease) in net assets from operations	100,304	43,222	409,243	373,341

Contract Owner Transactions:

Purchase payments received	1,675	—	148,237	169,969
Transfers between Sub-Accounts (including the Fixed Account), net	25,726	—	(4,911)	(36)
Withdrawals, surrenders and contract charges	—	(143,974)	(19,647)	(3,219)
Cost of insurance charges	(20,515)	(20,093)	(83,726)	(76,596)

Net accumulation activity	6,886	(164,067)	39,953	90,118

Total increase (decrease) in net assets	107,190	(120,845)	449,196	463,459

Net assets at beginning of year	483,348	604,193	6,397,289	5,933,830

Net assets at end of year	$590,538	$483,348	$6,846,485	$6,397,289

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA0 Sub-Account		MC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$7,097	$6,030	$3,463	$1,940
Net realized gains (losses)	294	1,421	41,522	42,399
Net change in unrealized appreciation/ (depreciation)	3,126	1,823	59,041	(1,918)

Increase (decrease) in net assets from operations	10,517	9,274	104,026	42,421

Contract Owner Transactions:

Purchase payments received	6,990	7,864	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	44,844	—	26,194	—
Withdrawals, surrenders and contract charges	(756)	(8,065)	—	—
Cost of insurance charges	(15,734)	(15,083)	(21,467)	(17,148)

Net accumulation activity	35,344	(15,284)	4,727	(17,148)

Total increase (decrease) in net assets	45,861	(6,010)	108,753	25,273

Net assets at beginning of year	152,955	158,965	420,675	395,402

Net assets at end of year	$198,816	$152,955	$529,428	$420,675

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MC3 Sub-Account		MC6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$21,101	$7,548	$3,883	$1,614
Net realized gains (losses)	(24,476)	(25,533)	13,743	16,687
Net change in unrealized appreciation/ (depreciation)	517,450	122,675	77,446	(10,399)

Increase (decrease) in net assets from operations	514,075	104,690	95,072	7,902

Contract Owner Transactions:

Purchase payments received	17,329	18,383	31,748	1,796
Transfers between Sub-Accounts (including the Fixed Account), net	7 90,468	29,063	—	253,170
Withdrawals, surrenders and contract charges	(170,363)	(6,261)	—	(6,958)
Cost of insurance charges	(26,987)	(22,881)	(6,611)	(4,269)

Net accumulation activity	610,447	18,304	25,137	243,739

Total increase (decrease) in net assets	1,124,522	122,994	120,209	251,641

Net assets at beginning of year	1,214,829	1,091,835	279,364	27,723

Net assets at end of year	$2,339,351	$1,214,829	$399,573	$279,364

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MC9 Sub-Account		M96 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$13,606	$7,256	$342,708	$433,187
Net realized gains (losses)	19,401	13,305	(382,502)	(89,346)
Net change in unrealized appreciation/ (depreciation)	188,194	23,276	294,190	(220,805)

Increase (decrease) in net assets from operations	221,201	43,837	254,396	123,036

Contract Owner Transactions:

Purchase payments received	1,669	1,669	150,831	399,794
Transfers between Sub-Accounts (including the Fixed Account), net	46,885	—	(5,030,308)	1,998,724
Withdrawals, surrenders and contract charges	—	—	(586,731)	(1,064,075)
Cost of insurance charges	(45,094)	(36,991)	(246,021)	(312,681)

Net accumulation activity	3,460	(35,322)	(5,712,229)	1,021,762

Total increase (decrease) in net assets	224,661	8,515	(5,457,833)	1,144,798

Net assets at beginning of year	874,941	866,426	16,352,701	15,207,903

Net assets at end of year	$1,099,602	$874,941	$10,894,868	$16,352,701

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MD2 Sub-Account		MA6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,116	$1,900	$46,528	$45,448
Net realized gains (losses)	(107)	(2)	(877)	(11,823)
Net change in unrealized appreciation/ (depreciation)	(520)	(1,895)	(136)	54,652

Increase (decrease) in net assets from operations	1,489	3	45,515	88,277

Contract Owner Transactions:

Purchase payments received	—	—	35,359	53,851
Transfers between Sub-Accounts (including the Fixed Account), net	(3,120)	12,280	10	—
Withdrawals, surrenders and contract charges	—	—	—	(97,201)
Cost of insurance charges	(1,079)	(1,062)	(14,297)	(13,829)

Net accumulation activity	(4,199)	11,218	21,072	(57,179)

Total increase (decrease) in net assets	(2,710)	11,221	66,587	31,098

Net assets at beginning of year	76,133	64,912	663,177	632,079

Net assets at end of year	$73,423	$76,133	$729,764	$663,177

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA3 Sub-Account		M97 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$8,354	$7,873	$27,439	$33,924
Net realized gains (losses)	(1,254)	(923)	(92,202)	134,232
Net change in unrealized appreciation/ (depreciation)	868	8,484	673,614	(87,012)

Increase (decrease) in net assets from operations	7,968	15,434	608,851	81,144

Contract Owner Transactions:

Purchase payments received	1,927	2,335	76,503	162,106
Transfers between Sub-Accounts (including the Fixed Account), net	2,319	—	(1,242,939)	(10,610)
Withdrawals, surrenders and contract charges	—	—	(181,776)	(173,618)
Cost of insurance charges	(5,186)	(4,585)	(27,487)	(39,967)

Net accumulation activity	(940)	(2,250)	(1,375,699)	(62,089)

Total increase (decrease) in net assets	7,028	13,184	(766,848)	19,055

Net assets at beginning of year	127,355	114,171	2,806,556	2,787,501

Net assets at end of year	$134,383	$127,355	$2,039,708	$2,806,556

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MD5 Sub-Account		M98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$22,628	$18,089	$159,683	$53,480
Net realized gains (losses)	(51,165)	77,403	117,020	104,792
Net change in unrealized appreciation/ (depreciation)	591,680	(51,292)	1,962,679	(19,945)

Increase (decrease) in net assets from operations	563,143	44,200	2,239,382	138,327

Contract Owner Transactions:

Purchase payments received	1,633	2,042	619,235	23,293
Transfers between Sub-Accounts (including the Fixed Account), net	(308,676)	—	5,306,137	524,512
Withdrawals, surrenders and contract charges	—	—	(241,720)	(333,265)
Cost of insurance charges	(86,112)	(82,966)	(134,412)	(59,420)

Net accumulation activity	(393,155)	(80,924)	5,549,240	155,120

Total increase (decrease) in net assets	169,988	(36,724)	7,788,622	293,447

Net assets at beginning of year	2,015,853	2,052,577	4,087,861	3,794,414

Net assets at end of year	$2,185,841	$2,015,853	$11,876,483	$4,087,861

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MIS Sub-Account		MB3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$220	$167	$2,151	$1,837
Net realized gains (losses)	2,235	3,617	50,400	62,693
Net change in unrealized appreciation/ (depreciation)	5,850	(2,186)	73,204	(37,361)

Increase (decrease) in net assets from operations	8,305	1,598	125,755	27,169

Contract Owner Transactions:

Purchase payments received	1,126	2,367	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(24,489)	—
Withdrawals, surrenders and contract charges	—	—	—	—
Cost of insurance charges	(1,141)	(1,005)	(23,180)	(20,599)

Net accumulation activity	(15)	1,362	(47,669)	(20,599)

Total increase (decrease) in net assets	8,290	2,960	78,086	6,570

Net assets at beginning of year	29,343	26,383	478,094	471,524

Net assets at end of year	$37,633	$29,343	$556,180	$478,094

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	ME2 Sub-Account		MA7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$20,450	$17,936	$1,947	$7,874
Net realized gains (losses)	15,146	(17,347)	27,352	(52)
Net change in unrealized appreciation/ (depreciation)	254,011	(54,583)	(17,046)	13,349

Increase (decrease) in net assets from operations	289,607	(53,994)	12,253	21,171

Contract Owner Transactions:

Purchase payments received	14,307	19,818	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(61,776)	123,552	(237,694)	—
Withdrawals, surrenders and contract charges	(59,694)	(755,933)	—	—
Cost of insurance charges	(18,825)	(22,903)	(7,489)	(11,978)

Net accumulation activity	(125,988)	(635,466)	(245,183)	(11,978)

Total increase (decrease) in net assets	163,619	(689,460)	(232,930)	9,193

Net assets at beginning of year	1,074,152	1,763,612	276,997	267,804

Net assets at end of year	$1,237,771	$1,074,152	$44,067	$276,997

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MB8 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$18,858	$21,153	$362,777	$230,604
Net realized gains (losses)	182,118	(22,921)	481,856	167,617
Net change in unrealized appreciation/ (depreciation)	108,558	326,678	227,989	252,028

Increase (decrease) in net assets from operations	309,534	324,910	1,072,622	650,249

Contract Owner Transactions:

Purchase payments received	—	—	25,861	30,154
Transfers between Sub-Accounts (including the Fixed Account), net	222,197	(16,550)	80,756	(443,468)
Withdrawals, surrenders and contract charges	(11,019)	(212,824)	(181,455)	(139,346)
Cost of insurance charges	(25,156)	(22,500)	(100,853)	(104,072)

Net accumulation activity	186,022	(251,874)	(175,691)	(656,732)

Total increase (decrease) in net assets	495,556	73,036	896,931	(6,483)

Net assets at beginning of year	2,038,747	1,965,711	8,229,417	8,235,900

Net assets at end of year	$2,534,303	$2,038,747	$9,126,348	$8,229,417

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MF2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$256,329	$208,986	$45,283	$30,714
Net realized gains (losses)	(3,073)	7,845	55,862	(42,172)
Net change in unrealized appreciation/ (depreciation)	14,970	62,631	362,933	528,043

Increase (decrease) in net assets from operations	268,226	279,462	464,078	516,585

Contract Owner Transactions:

Purchase payments received	711,637	170,690	268,404	307,976
Transfers between Sub-Accounts (including the Fixed Account), net	(271,659)	766,587	(8,840)	(543,475)
Withdrawals, surrenders and contract charges	(18,209)	(1,673,050)	(123,626)	(590,314)
Cost of insurance charges	(167,170)	(171,035)	(76,505)	(83,877)

Net accumulation activity	254,599	(906,808)	59,433	(909,690)

Total increase (decrease) in net assets	522,825	(627,346)	523,511	(393,105)

Net assets at beginning of year	15,461,013	16,088,359	3,350,327	3,743,432

Net assets at end of year	$15,983,838	$15,461,013	$3,873,838	$3,350,327

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	VMG Sub-Account		NPP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$57	$58
Net realized gains (losses)	(392)	(1,033)	278	705
Net change in unrealized appreciation/ (depreciation)	9,728	(5,407)	834	1,213

Increase (decrease) in net assets from operations	9,336	(6,440)	1,169	1,976

Contract Owner Transactions:

Purchase payments received	3,813	631	953	1,467
Transfers between Sub-Accounts (including the Fixed Account), net	(8,908)	(136,657)	77	—
Withdrawals, surrenders and contract charges	(1,970)	—	—	(2,056)
Cost of insurance charges	(1,089)	(883)	(611)	(545)

Net accumulation activity	(8,154)	(136,909)	419	(1,134)

Total increase (decrease) in net assets	1,182	(143,349)	1,588	842

Net assets at beginning of year	29,720	173,069	8,463	7,621

Net assets at end of year	$30,902	$29,720	$10,051	$8,463

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	NMC Sub-Account		NAR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$—	$266
Net realized gains (losses)	255	404	5,120	3,141
Net change in unrealized appreciation/ (depreciation)	3,146	128	(2,982)	2,670

Increase (decrease) in net assets from operations	3,401	532	2,138	6,077

Contract Owner Transactions:

Purchase payments received	1,185	1,681	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	—	—	(45,079)	—
Cost of insurance charges	(595)	(690)	(375)	(957)

Net accumulation activity	590	991	(45,454)	(957)

Total increase (decrease) in net assets	3,991	1,523	(43,316)	5,120

Net assets at beginning of year	13,219	11,696	43,316	38,196

Net assets at end of year	$17,210	$13,219	$—	$43,316

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	NLM Sub-Account		O01 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$61	$45	$2,463	$4,575
Net realized gains (losses)	1	(3,912)	68,958	134,700
Net change in unrealized appreciation/ (depreciation)	(29)	4,312	181,984	(176,048)

Increase (decrease) in net assets from operations	33	445	253,405	(36,773)

Contract Owner Transactions:

Purchase payments received	547	737	15,945	14,062
Transfers between Sub-Accounts (including the Fixed Account), net	—	(425,229)	(47,536)	( 315, 644)
Withdrawals, surrenders and contract charges	—	—	(58,931)	(34,327)
Cost of insurance charges	(271)	(274)	(18,041)	(19,908)

Net accumulation activity	276	(424,766)	(108,563)	(355,817)

Total increase (decrease) in net assets	309	(424,321)	144,842	(392,590)

Net assets at beginning of year	3,853	428,174	970,803	1,363,393

Net assets at end of year	$4,162	$3,853	$1,115,645	$970,803

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	OGS Sub-Account		OSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$15,907	$14,356	$9,001	$4,295
Net realized gains (losses)	(6,959)	44,821	56,500	47,595
Net change in unrealized appreciation/ (depreciation)	524,322	(65,942)	71,345	92,545

Increase (decrease) in net assets from operations	533,270	(6,765)	136,846	144,435

Contract Owner Transactions:

Purchase payments received	166,116	228,796	28,061	485
Transfers between Sub-Accounts (including the Fixed Account), net	(77,455)	(291,176)	12,268	277,907
Withdrawals, surrenders and contract charges	(15,759)	(45,243)	—	(657,435)
Cost of insurance charges	(63,456)	(55,164)	(14,357)	(19,103)

Net accumulation activity	9,446	(162,787)	25,972	(398,146)

Total increase (decrease) in net assets	542,716	(169,552)	162,818	(253,711)

Net assets at beginning of year	1,463,792	1,633,344	950,003	1,203,714

Net assets at end of year	$2,006,508	$1,463,792	$1,112,821	$950,003

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	P10 Sub-Account		PK8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$35,935	$3,094	$49,979	$46,877
Net realized gains (losses)	(98,946)	(19,627)	(7,923)	(64,234)
Net change in unrealized appreciation/ (depreciation)	73,527	56,399	47,686	118,495

Increase (decrease) in net assets from operations	10,516	39,866	89,742	101,138

Contract Owner Transactions:

Purchase payments received	32,193	34,549	45,254	48,427
Transfers between Sub-Accounts (including the Fixed Account), net	41,165	(14,171)	5,293	153,595
Withdrawals, surrenders and contract charges	(2,049)	(330)	(30,105)	(362,422)
Cost of insurance charges	(10,139)	(9,056)	(17,257)	(17,095)

Net accumulation activity	61,170	10,992	3,185	(177,495)

Total increase (decrease) in net assets	71,686	50,858	92,927	(76,357)

Net assets at beginning of year	299,555	248,697	900,831	977,188

Net assets at end of year	$371,241	$299,555	$993,758	$900,831

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$233,376	$114,710	$455,556	$312,020
Net realized gains (losses)	(50,330)	(118,947)	(62,350)	(217,139)
Net change in unrealized appreciation/ (depreciation)	133,808	214,233	740,213	338,915

Increase (decrease) in net assets from operations	316,854	209,996	1,133,419	433,796

Contract Owner Transactions:

Purchase payments received	195,869	222,073	1,870,902	626,636
Transfers between Sub-Accounts (including the Fixed Account), net	7,026,954	1,583,038	9,266,222	(1,561,602)
Withdrawals, surrenders and contract charges	(212,081)	(1,088,797)	(315,040)	(796,542)
Cost of insurance charges	(172,036)	(124,824)	(424,146)	(351,575)

Net accumulation activity	6,838,706	591,490	10,397,938	(2,083,083)

Total increase (decrease) in net assets	7,155,560	801,486	11,531,357	(1,649,287)

Net assets at beginning of year	5,157,900	4,356,414	13,945,984	15,595,271

Net assets at end of year	$12,313,460	$5,157,900	$25,477,341	$13,945,984

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	SCP Sub-Account		R02 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$11,246	$47,371	$10	$—
Net realized gains (losses)	(793,883)	176,640	840	—
Net change in unrealized appreciation/ (depreciation)	792,547	257,570	4,629	2,342

Increase (decrease) in net assets from operations	9,910	481,581	5,479	2,342

Contract Owner Transactions:

Purchase payments received	131,834	258,323	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(1,704,722)	14,877	—	—
Withdrawals, surrenders and contract charges	(55,951)	(245,723)	—	—
Cost of insurance charges	(36,734)	(52,088)	(1)	—

Net accumulation activity	(1,665,573)	(24,611)	(1)	—

Total increase (decrease) in net assets	(1,655,663)	456,970	5,478	2,342

Net assets at beginning of year	2,895,693	2,438,723	17,239	14,897

Net assets at end of year	$1,240,030	$2,895,693	$22,717	$17,239

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	TBC Sub-Account		REI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$51,744	$124,026
Net realized gains (losses)	1,843,481	659,116	444,728	767,703
Net change in unrealized appreciation/ (depreciation)	2,956,418	(627,104)	51,620	34,901

Increase (decrease) in net assets from operations	4,799,899	32,012	548,092	926,630

Contract Owner Transactions:

Purchase payments received	257,154	490,894	206,778	378,151
Transfers between Sub-Accounts (including the Fixed Account), net	(5,099,954)	(1,842,000)	(3,144,493)	(1,537,539)
Withdrawals, surrenders and contract charges	(330,900)	(1,412,867)	(116,601)	(167,369)
Cost of insurance charges	(190,675)	(211,685)	(106,550)	(142,274)

Net accumulation activity	(5,364,375)	(2,975,658)	(3,160,866)	(1,469,031)

Total increase (decrease) in net assets	(564,476)	(2,943,646)	(2,612,774)	(542,401)

Net assets at beginning of year	15,679,146	18,622,792	5,745,345	6,287,746

Net assets at end of year	$15,114,670	$15,679,146	$3,132,571	$5,745,345

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	RNA Sub-Account		W42 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$22	$7	$—	$—
Net realized gains (losses)	2,347	(21,221)	5,728	(114,145)
Net change in unrealized appreciation/ (depreciation)	3,536	5,945	944	91,767

Increase (decrease) in net assets from operations	5,905	(15,269)	6,672	(22,378)

Contract Owner Transactions:

Purchase payments received	729	1,048	—	42,077
Transfers between Sub-Accounts (including the Fixed Account), net	(204)	(60,001)	—	(556,491)
Withdrawals, surrenders and contract charges	—	(95,512)	—	(3,653)
Cost of insurance charges	(1,060)	(1,983)	(1,283)	(4,486)

Net accumulation activity	(535)	(156,448)	(1,283)	(522,553)

Total increase (decrease) in net assets	5,370	(171,717)	5,389	(544,931)

Net assets at beginning of year	17,452	189,169	34,664	579,595

Net assets at end of year	$22,822	$17,452	$40,053	$34,664

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2017

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account G (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

There are three universal life insurance products in the Variable Account as follows: Corporate VUL, FuturitySM Corporate VUL, and Large Case VUL. The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub- Account	Previous Name	Effective Date
D37	Delaware VIP Smid Cap Growth Series Standard Class	April 28, 2017
001	Deutsche Large Cap Value VIP Class A	May 1, 2017
VMG	Morgan Stanley UIF Mid Cap Growth Portfolio Class I	May 1, 2017
MVP	Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class	June 5, 2017
MSV	BlackRock Value Opportunities V.I. Fund (Class I)	June 12, 2017

There were no Sub-Accounts that merged with new or existing Sub-Accounts during the current year.

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
C58, C89	April 29, 2016
M44, M40, M08, M42	August 11, 2014
M07, M35	August 16, 2013

There were no Sub-Accounts held by the contract owners of the Variable Account with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2017. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account.” The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfers between Sub-Accounts (including the Fixed Account) line on the Statement of Changes in Net Assets.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2017 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2017, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2017. There were no transfers between levels during the year ended December 31, 2017.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related-party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds’ average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor and are shown within the Statements of Changes in Net Assets under “Cost of insurance charges” line item. As of December 31, 2017, the deduction is at an effective annual rate based on assets as follows:

	Years 1 - 10	Years 11 -20	Years 21 +
FuturitySM Corporate VUL	0.40%	0.25%	0.20%
Corporate VUL	0.60%	0.20%	0.10%
Large Case VUL	< 0.50%	< 0.10%	< 0.10%

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load. The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%. The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium. For the Large Case VUL product, these expense charges consist of only the premium expense load. The premium expense load is 7.50% of the premium up to target premium and 2.50% of the premium in excess of the target premium.

Administration charges

At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for each month in the first policy year and $7.50 for months thereafter. For the Large Case VUL products, the monthly charge is $5.00 per policy for each policy month. These charges are reported in the Statement of Changes in Net Assets as part of “Withdrawals, surrenders and contract charges”.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 or 2001 Commissioners Standard Ordinary Mortality Tables, depending on the policy investment start date. These charges are reflected in the Statement of Changes in Net Assets under the “Cost of insurance charges” line item.

Other Contract Charges

The Large Case VUL products also charge a deferred expense load applied to the premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Purchases	Sales
A70	$—	$1
A71	307,780	173,426
AM2	118,090	143,108
IVP	582,538	288,754
A19	1,769	4,866
ASM	75,268	43,109
A54	149,185	129,643
A51	267,722	581,116
308	91,549	15,992
301	7,086	2,850
304	475,635	428,312
307	36,911	21,818
306	22,848	9,042
303	399,214	448,182
302	593,424	545,812
305	18,795	4,217
300	3,728,025	3,256,561
BLG	58,620	15,645
MSV	95,668	3,921
C89	84	74
C58	6,616	1,053
DRS	807,647	453,115
DSV	2,593,781	1,453,451
D37	199,840	187,304
001	10,394	2,178
SSI	51,407	94,007
D55	144,035	309,374
S61	454,022	302,279
D18	197,509	434,940
DTG	62,932	8,125
DSI	42,431,619	37,856,972
DCA	411,767	26,239
DSC	3,874	15,017
DGI	4,420	3,997
DQB	1,930	1,873
FVI	56,319	11,515
FCN	822,237	511,076
F24	59,040	68,516

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FEI	333,836	95,317
FF1	330,334	535,835
FF2	274,252	1,070,244
FF3	1,230,546	1,929,672
FVG	38,289	63,792
FGP	44,021	1,612
F99	536,796	69,322
FHI	105,033	26,412
FIP	196,488	1,888,757
FIG	10,654,988	16,575,981
FMC	2,018,115	4,585,709
FM8	36,957,809	35,155,857
FOF	15,983	12,333
F91	36,395	155,487
FE3	417,415	28,168
TFS	343,000	2,187,871
T20	25,927	12,742
TSF	231,091	130,717
F56	1,033	11,267
FSS	1,535	1,309
FSC	794	274
FRE	31,907	37,767
G31	17,218	12,876
V15	315,931	38,999
VCP	57,238	109,772
A39	12,973	4,334
IB1	445,248	289,222
A21	110,949	236,891
A22	50,068	15,570
I84	7,751	1,858
I76	989	31,018
MVP	25,139	3,902
JM7	2,060,696	175,446
J43	8,912	23,707
J32	5,783	7,023
LRI	2,970,723	1,731,088
L27	6,098	8,054
MD8	9,453,450	14,290,032

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M07	1,714,814	1,681,340
M35	1,511,508	243,122
M31	30,954	22,727
M80	172,137	377,850
MF1	140,488	135,425
M41	40,963	64,335
M42	39,214	162,953
M06	427,798	309,894
M33	6,666	45,009
M44	43,776	45,050
M40	1,588	24,918
M83	2,830,701	3,489,626
M08	105,224	256,299
MB6	572	1,256
MB7	46,257	20,511
MC0	378,095	89,674
MA0	58,927	16,486
MC1	58,534	21,465
MC3	892,503	260,955
MC6	47,809	6,584
MC9	60,488	43,422
M96	1,264,642	6,634,163
MD2	2,116	4,199
MA6	81,705	14,105
MA3	14,064	6,650
M97	148,682	1,448,964
MD5	149,420	472,052
M98	6,435,665	716,607
MIS	3,100	1,141
MB3	45,335	63,973
ME2	112,192	217,730
MA7	14,218	257,454
MB8	622,769	193,128
MF6	1,034,775	332,797
MF2	1,216,425	705,497
MG3	642,219	427,524
VMG	4,995	13,149
NPP	1,305	564
NMC	1,496	594
NAR	—	45,454
NLM	609	272

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
O01	329,066	341,406
OGS	223,781	198,428
OSC	109,953	19,729
P10	248,476	151,371
PK8	576,345	523,181
P06	7,867,360	795,278
P07	12,515,312	1,661,818
SCP	770,777	2,425,104
R02	849	—
TBC	1,692,669	6,881,894
REI	562,877	3,377,525
RNA	2,960	1,263
W42	5,879	1,282

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2017 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
A71	9,105	(6,920)	2,185
AM2	1,536	(2,427)	(891)
IVP	38,236	(14,514)	23,722
A19	43	(118)	(75)
ASM	2,450	(1,415)	1,035
A54	313	(1)	312
A51	545	(18,080)	(17,535)
308	1,206	(488)	718
301	43	(192)	(149)
304	1,784	(665)	1,119
307	591	(120)	471
306	849	(321)	528
303	215	(3,308)	(3,093)
302	1,864	(1,980)	(116)
305	—	(193)	(193)
300	43,491	(37,676)	5,815
BLG	2,841	(1,023)	1,818
MSV	33	(144)	(111)
C89	8	(7)	1
C58	565	(104)	461
DRS	3,245	(4,487)	(1,242)
DSV	39,034	(15,052)	23,982
D37	771	(1,776)	(1,005)
001	657	(158)	499
SSI	351	(3,037)	(2,686)
D55	90	(7,048)	(6,958)
S61	5,621	(1,261)	4,360

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
D18	213	(9,698)	(9,485)
DTG	1,299	(256)	1,043
DSI	174,288	(128,414)	45,874
DCA	180	(934)	(754)
DSC	83	(572)	(489)
DGI	97	(154)	(57)
DQB	75	(86)	(11)
FVI	1,536	(312)	1,224
FCN	783	(3,122)	(2,339)
F24	515	(1,905)	(1,390)
FEI	369	(3,462)	(3,093)
FF1	32	(12,081)	(12,049)
FF2	970	(48,819)	(47,849)
FF3	856	(46,196)	(45,340)
FVG	153	(1,347)	(1,194)
FGP	1,034	(39)	995
F99	11,019	(2,452)	8,567
FHI	3,231	(716)	2,515
FIP	10	(43,494)	(43,484)
FIG	11,164	(287,678)	(276,514)
FMC	9,603	(135,477)	(125,874)
FM8	264,670	(122,624)	142,046
FOF	2,064	(1,953)	111
F91	1,098	(6,229)	(5,131)
FE3	17,085	(689)	16,396
TFS	4,255	(98,320)	(94,065)
T20	458	(411)	47
TSF	3,840	(4,069)	(229)
F56	10	(392)	(382)
FSS	56	(49)	7
FSC	18	(9)	9
FRE	—	(732)	(732)
G31	180	(426)	(246)
V15	—	(2,094)	(2,094)
VCP	—	(4,191)	(4,191)
A39	187	(135)	52
IB1	5,100	(3,439)	1,661
A21	49	(4,526)	(4,477)
A22	1,915	(816)	1,099
I84	184	(105)	79
I76	45	(1,690)	(1,645)
MVP	822	(177)	645

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
JM7	121,955	(12,900)	109,055
J43	16	(666)	(650)
J32	—	(178)	(178)
LRI	77,218	(18,334)	58,884
L27	55	(312)	(257)
MD8	109,642	(488,106)	(378,464)
M07	3,442	(28,675)	(25,233)
M35	93,950	(19,652)	74,298
M31	—	(1,141)	(1,141)
M80	63	(14,083)	(14,020)
MF1	163	(6,710)	(6,547)
M41	—	(2,786)	(2,786)
M42	43	(12,911)	(12,868)
M06	14,092	(13,656)	436
M33	40	(2,596)	(2,556)
M44	2,462	(4,458)	(1,996)
M40	107	(2,397)	(2,290)
M83	129	(71,967)	(71,838)
M08	259	(17,739)	(17,480)
MB6	—	(45)	(45)
MB7	995	(745)	250
MC0	8,073	(5,897)	2,176
MA0	2,595	(826)	1,769
MC1	1,413	(1,158)	255
MC3	52,576	(12,845)	39,731
MC6	788	(164)	624
MC9	2,273	(2,111)	162
M96	6,168	(239,773)	(233,605)
MD2	—	(242)	(242)
MA6	2,916	(1,179)	1,737
MA3	149	(182)	(33)
M97	4,478	(85,002)	(80,524)
MD5	64	(15,378)	(15,314)
M98	358,532	(22,759)	335,773
MIS	126	(128)	(2)
MB3	—	(1,788)	(1,788)
ME2	677	(6,642)	(5,965)
MA7	—	(12,389)	(12,389)
MB8	9,627	(1,567)	8,060

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
MF6	2,384	(6,313)	(3,929)
MF2	59,676	(38,326)	21,350
MG3	12,753	(9,929)	2,824
VMG	142	(446)	(304)
NPP	27	(16)	11
NMC	32	(16)	16
NAR	—	(1,591)	(1,591)
NLM	32	(16)	16
O01	653	(5,099)	(4,446)
OGS	3,183	(3,002)	181
OSC	1,225	(436)	789
P10	10,680	(1,774)	8,906
PK8	5,795	(5,430)	365
P06	374,737	(19,929)	354,808
P07	543,990	(36,106)	507,884
SCP	6,544	(89,222)	(82,678)
TBC	8,815	(192,692)	(183,877)
REI	6,383	(103,959)	(97,576)
RNA	15	(26)	(11)
W42	—	(55)	(55)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2016 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	18,061	(16,944)	1,117
AM2	1,186	(1,331)	(145)
IVP	646	(3,772)	(3,126)
A19	3	(22,512)	(22,509)
ASM	2,342	(202)	2,140
A54	2,541	(6,421)	(3,880)
A51	1,209	(11,377)	(10,168)
308	2,010	(3,495)	(1,485)
301	74	(212)	(138)
304	1,041	(4,855)	(3,814)
307	861	(2,543)	(1,682)
306	1,184	(354)	830
303	301	(7,566)	(7,265)
302	17,179	(4,390)	12,789
305	23	(193)	(170)
300	1,548	(178,915)	(177,367)
BLG	4,380	(533)	3,847
MSV	50	(1,174)	(1,124)
C65	601	(4,091)	(3,490)
C58	4,064	(75)	3,989
DRS	3,487	(45,062)	(41,575)
DSV	587	(83,744)	(83,157)
D37	350	(1,377)	(1,027)
001	734	(225)	509
SSI	371	(9,398)	(9,027)
D55	109	(4,774)	(4,665)
S61	5,014	(10,329)	(5,315)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
D18	317	(31,562)	(31,245)
DTG	2,408	(224)	2,184
DSI	195,163	(240,511)	(45,348)
DCA	267	(6,414)	(6,147)
DSC	252	(983)	(731)
DGI	170	(373)	(203)
DQB	103	(79)	24
FVI	1,019	(3,309)	(2,290)
FCN	1,235	(47,841)	(46,606)
F24	1,190	(10,751)	(9,561)
FEI	629	(10,374)	(9,745)
FF1	610	(322)	288
FF2	22,948	(23,296)	(348)
FF3	74,500	(9,801)	64,699
FVG	167	(1,110)	(943)
FGP	50	(32)	18
F99	11,531	(25,779)	(14,248)
FHI	3,256	(19,765)	(16,509)
FIP	25	(46,438)	(46,413)
FIG	26,768	(307,866)	(281,098)
FMC	17,726	(56,781)	(39,055)
FM8	84,879	(300,681)	(215,802)
FOF	1,190	(1,837)	(647)
F91	1,842	(2,083)	(241)
FE3	10,831	(21,340)	(10,509)
TFS	12,083	(16,484)	(4,401)
T20	6,184	(3,382)	2,802
TSF	218	(23,700)	(23,482)
F56	21	(63)	(42)
FSS	40	(7,279)	(7,239)
FSC	34	(63,065)	(63,031)
FRE	1,985	(5,020)	(3,035)
G31	257	(776)	(519)
V15	63	(3,015)	(2,952)
VCP	0	(4,963)	(4,963)
A39	323	(941)	(618)
IB1	1,067	(37,568)	(36,501)
A21	72	(20,205)	(20,133)
A22	2,580	(5,010)	(2,430)
I84	289	(114)	175
I76	102	(53)	49
MVP	361	(51,354)	(50,993)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
JM7	90,273	(10,250)	80,023
J43	26	(7,954)	(7,928)
J32	261	(65)	196
LRI	8,617	(76,010)	(67,393)
L27	85	(2,352)	(2,267)
M07	1,050	(122,797)	(121,747)
M35	10,558	(27,118)	(16,560)
M31	—	(1,564)	(1,564)
M80	23,439	(8,113)	15,326
MF1	9,139	(15,834)	(6,695)
M41	—	(1,081)	(1,081)
M42	27	(2,634)	(2,607)
M06	15,421	(107,876)	(92,455)
M33	29	(286)	(257)
M44	3,359	(103,006)	(99,647)
M40	134	(98)	36
M83	732	(139,237)	(138,505)
M08	363	(4,633)	(4,270)
MB4	—	(295)	(295)
MB7	—	(6,195)	(6,195)
MC0	9,710	(4,562)	5,148
MA0	411	(1,209)	(798)
MC1	—	(1,034)	(1,034)
MC3	4,441	(2,728)	1,713
MC6	7,086	(312)	6,774
MC9	79	(1,752)	(1,673)
M96	94,991	(54,525)	40,466
MD2	687	(60)	627
MA6	4,414	(9,101)	(4,687)
MA3	89	(175)	(86)
M97	8,350	(11,548)	(3,198)
MD5	86	(3,488)	(3,402)
M98	31,548	(22,615)	8,933
MIS	119	(51)	68
MB3	—	(854)	(854)
MD8	868,799	(327,725)	541,074
ME2	8,335	(45,281)	(36,946)
MA7	—	(644)	(644)
MB8	—	(15,518)	(15,518)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MF6	675	(15,369)	(14,694)
MF2	78,953	(155,339)	(76,386)
MG3	16,479	(65,154)	(48,675)
VMG	24	(5,255)	(5,231)
NPP	54	(96)	(42)
NMC	52	(22)	30
NAR	—	(39)	(39)
NLM	44	(25,217)	(25,173)
O01	699	(18,379)	(17,680)
OGS	9,862	(16,879)	(7,017)
OSC	10,471	(25,446)	(14,975)
P10	5,772	(3,935)	1,837
PK8	12,975	(24,375)	(11,400)
P06	92,891	(62,453)	30,438
P07	30,728	(132,874)	(102,146)
SCP	28,912	(31,517)	(2,605)
TBC	22,279	(157,330)	(135,051)
REI	14,415	(70,412)	(55,997)
RNA	45	(6,809)	(6,764)
W42	2,365	(31,742)	(29,377)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
A70
2017	—	$24.0404	$21	—%	36.30%
2016	—	17.6383	16	—	(0.88)
2015	—	17.7940	16	—	2.65
2014	360	17.3350	6,253	—	4.81
2013	561	16.5400	9,198	0.02	22.93

A71
2017	26,851	32.0374	862,116	1.24	18.60
2016	24,666	27.0139	667,923	0.96	11.07
2015	23,549	24.3215	574,180	1.30	1.43
2014	17,489	23.9794	419,468	1.15	9.29
2013	16,141	21.9410	354,237	1.18	34.59

AM2
2017	52,832	36.1043	1,907,472	0.94	34.63
2016	53,723	26.8168	1,440,685	—	(7.07)
2015	53,868	28.8567	1,554,468	0.06	(2.17)
2014	59,906	29.4980	1,767,632	—	(1.42)
2013	74,804	29.9214	2,238,780	0.73	13.32

IVP
2017	117,371	12.3178	1,445,746	2.41	25.42
2016	93,649	9.8213	919,740	1.30	(0.50)
2015	96,775	9.8707	955,227	2.80	2.59
2014	74,191	9.6215	713,819	2.78	(6.21)
2013	126,978	10.2586	1,302,603	5.91	23.00

A19
2017	4,572	48.5860	222,147	—	33.78
2016	4,647	36.3181	168,777	—	6.21
2015	27,156	34.1930	928,531	—	(1.53)
2014	23,039	34.7257	800,046	—	(2.08)
2013	17,702	35.4620	627,763	—	45.33

ASM
2017	8,415	23.5585	198,259	0.49	13.15
2016	7,380	20.8212	153,667	0.68	25.09
2015	5,240	16.6452	87,222	0.80	(5.49)
2014	5,679	17.6112	100,010	1.10	9.20
2013	29,595	16.1278	477,298	0.77	38.06

A54
2017	14,355	26.1245	375,004	—	29.79
2016	14,043	20.1282	282,651	—	0.97
2015	17,923	19.9341	357,264	—	(1.56)
2014	20,581	20.2508	416,764	—	8.01
2013	18,774	18.7488	351,987	0.06	35.84

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
A51
2017	8,027	$20.5531	$164,988	—%	28.73%
2016	25,562	15.9659	408,129	—	6.24
2015	35,730	15.0283	536,968	—	(3.32)
2014	89,529	15.5440	1,391,642	—	0.44
2013	95,647	15.4764	1,480,272	—	34.26

308
2017	33,645	31.4754	1,058,987	2.06	17.04
2016	32,927	26.8929	885,497	9.88	18.70
2015	34,412	22.6563	779,653	1.29	(2.93)
2014	69,615	23.3401	1,624,834	2.45	15.36
2013	100,365	20.2324	2,030,620	2.53	33.00

301
2017	12,629	15.1682	191,553	1.94	3.66
2016	12,778	14.6320	186,967	2.03	2.94
2015	12,916	14.2136	183,586	1.22	0.27
2014	21,781	14.1747	308,732	1.96	5.28
2013	22,022	13.4641	296,504	1.84	(2.16)

304
2017	21,868	32.4633	709,895	0.93	31.47
2016	20,749	24.6928	512,347	8.58	0.62
2015	24,563	24.5404	602,781	1.05	6.94
2014	10,139	22.9485	232,685	0.83	2.31
2013	53,254	22.4296	1,194,458	1.26	29.18

307
2017	2,886	29.6578	85,580	2.13	26.06
2016	2,415	23.5259	56,813	1.28	7.35
2015	4,097	21.9162	89,801	0.92	(1.34)
2014	3,096	22.2140	68,770	3.82	5.64
2013	2,407	21.0281	50,613	3.72	22.53

306
2017	9,914	29.6490	293,929	0.43	25.89
2016	9,386	23.5509	221,045	18.99	2.10
2015	8,556	23.0669	197,351	—	0.27
2014	7,999	23.0056	184,020	0.12	2.12
2013	8,089	22.5273	182,229	0.93	28.28

303
2017	15,463	37.0203	572,528	0.47	28.29
2016	18,556	28.8566	535,540	9.60	9.49
2015	25,821	26.3561	680,621	0.61	6.86
2014	18,572	24.6646	458,144	0.22	8.51
2013	110,872	22.7304	2,520,242	0.66	30.10

302
2017	28,056	32.5246	912,510	1.39	22.38
2016	28,172	26.5764	748,709	13.85	11.52
2015	15,383	23.8309	366,605	2.76	1.45
2014	4,007	23.4892	94,125	1.35	10.63
2013	12,783	21.2313	271,405	1.43	33.50

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
305
2017	12,775	$22.3536	$285,552	6.69%	6.89%
2016	12,968	20.9131	271,191	6.24	17.69
2015	13,138	17.7691	233,446	3.90	(7.30)
2014	25,927	19.1679	496,964	5.67	0.63
2013	28,340	19.0472	539,786	2.99	6.60

300
2017	723,771	23.9258	17,316,751	1.28	32.14
2016	717,956	18.1058	12,999,150	9.95	3.53
2015	895,323	17.4881	15,657,509	1.62	(4.53)
2014	860,495	18.3171	15,761,751	1.37	(2.65)
2013	986,741	18.8163	18,566,769	1.24	21.63

BLG
2017	22,201	19.7062	437,507	1.37	13.86
2016	20,383	17.3077	352,786	1.40	4.11
2015	16,536	16.6237	274,893	1.23	(0.71)
2014	11,254	16.7426	188,427	1.78	2.11
2013	16,693	16.3967	273,714	0.21	14.76

MSV
2017	15,679	30.4848	477,955	0.95	14.05
2016	15,790	26.7286	422,016	0.29	23.65
2015	16,914	21.6162	365,608	0.77	(6.61)
2014	980	23.1454	22,670	0.26	5.22
2013	1,008	21.9969	22,160	0.57	42.40

C63
2016	—	—	—	0.57	0.11
2015	—	17.5114	3	—	2.17
2014	11,753	17.1391	201,432	0.21	9.42
2013	11,936	15.6634	186,961	0.11	35.64

C65
2016	—	—	—	1.15	(4.64)
2015	3,490	10.4444	36,455	0.32	(0.03)
2014	3,028	10.4477	31,637	0.03	(5.09)
2013	2,553	11.0084	28,104	0.48	20.39

C89
2017	1	14.0385	14	—	33.03

C58
2017	4,450	12.4714	55,500	1.80	27.18
2016	3,989	9.8061	39,115	1.08	(1.94)

DRS
2017	81,957	31.9596	2,619,310	1.58	1.54
2016	83,199	31.4764	2,618,811	1.40	5.87
2015	124,774	29.7317	3,709,744	1.15	3.75
2014	196,967	28.6579	5,644,657	1.34	29.46
2013	178,909	22.1364	3,960,399	1.61	2.14

DSV
2017	182,382	38.3483	6,994,002	0.88	12.05
2016	158,400	34.2243	5,421,114	1.11	31.41
2015	241,557	26.0449	6,291,313	0.81	(6.22)
2014	304,016	27.7724	8,443,186	0.55	5.86
2013	257,752	26.2340	6,761,828	0.81	33.51

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
D37
2017	19,416	$43.4749	$844,103	0.31%	18.65%
2016	20,421	36.6426	748,274	0.23	8.29
2015	21,448	33.8363	725,714	0.45	7.54
2014	30,532	31.4642	960,662	0.06	3.15
2013	19,377	30.5038	591,083	0.02	41.32

001
2017	5,627	16.1124	90,662	1.53	22.88
2016	5,128	13.1121	67,245	1.05	(4.39)
2015	4,619	13.7138	63,345	1.52	(6.87)
2014	4,114	14.7256	60,587	1.75	10.72
2013	3,551	13.3003	47,235	2.09	30.89

SSI
2017	22,975	31.2445	717,841	0.99	14.33
2016	25,661	27.3287	701,270	1.14	21.03
2015	34,688	22.5807	783,270	1.06	(4.60)
2014	37,562	23.6684	888,959	1.01	4.74
2013	40,215	22.5969	908,660	1.88	38.64

D55
2017	54,020	42.2232	2,280,847	0.69	14.03
2016	60,978	37.0275	2,257,820	0.84	20.71
2015	65,643	30.6757	2,013,632	0.76	(4.85)
2014	64,147	32.2408	2,068,264	0.72	4.47
2013	68,236	30.8599	2,105,857	1.42	38.31

S61
2017	36,172	30.6047	1,107,790	0.74	10.52
2016	31,812	27.6908	881,596	0.62	16.89
2015	37,127	23.6900	880,128	0.21	(1.91)
2014	13,578	24.1515	328,656	1.11	5.53
2013	31,533	22.8868	722,382	0.97	35.24

D18
2017	21,132	30.5644	645,886	1.26	15.38
2016	30,617	26.4911	811,077	0.55	15.47
2015	61,862	22.9422	1,419,245	0.12	(2.29)
2014	29,798	23.4792	699,637	1.01	12.09
2013	32,484	20.9467	680,427	1.38	34.99

DTG
2017	13,292	39.9762	531,350	—	42.64
2016	12,249	28.0261	343,295	—	4.72
2015	10,065	26.7623	269,365	—	6.16
2014	6,604	25.2097	166,474	—	6.82
2013	5,990	23.5994	141,355	—	32.80

DSI
2017	3,596,663	26.9799	97,039,793	1.75	21.54
2016	3,550,789	22.1987	78,824,539	2.03	11.71
2015	3,596,137	19.8723	71,465,200	1.80	1.11
2014	1,932,111	19.6547	37,983,425	1.71	13.42
2013	2,460,638	17.3285	42,646,575	1.76	32.03

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
DCA
2017	101,593	$32.2280	$3,274,276	1.35%	27.33%
2016	102,347	25.3104	2,590,540	1.64	7.90
2015	108,494	23.4565	2,544,968	1.77	(2.47)
2014	129,640	24.0501	3,117,875	1.87	8.09
2013	124,139	22.2498	2,762,087	1.94	21.10

DSC
2017	5,185	29.9775	155,418	—	24.68
2016	5,674	24.0436	136,412	—	17.07
2015	6,405	20.5377	131,524	—	(2.28)
2014	6,358	21.0162	132,948	—	1.59
2013	79,259	20.6863	1,638,916	—	48.55

DGI
2017	1,421	28.6333	40,680	0.74	19.71
2016	1,478	23.9193	35,352	1.21	10.03
2015	1,681	21.7385	36,537	0.88	1.58
2014	1,620	21.3994	34,664	0.80	10.07
2013	1,522	19.4408	29,574	0.92	36.78

DQB
2017	619	23.1291	14,314	2.11	4.50
2016	630	22.1342	13,939	1.75	1.52
2015	606	21.8029	13,212	2.02	(1.65)
2014	606	22.1685	13,421	2.48	4.79
2013	9,131	21.1544	193,156	2.82	(1.54)

FVI
2017	12,178	28.0828	342,002	1.53	16.43
2016	10,954	24.1209	264,226	1.17	7.26
2015	13,244	22.4877	297,836	0.65	0.59
2014	38,573	22.3556	862,307	1.37	10.26
2013	36,459	20.2755	739,200	1.48	19.66

FCN
2017	124,046	60.9359	7,558,586	1.01	21.88
2016	126,385	49.9986	6,318,809	0.68	8.01
2015	172,991	46.2927	8,007,978	0.92	0.67
2014	214,859	45.9841	9,879,833	0.97	11.94
2013	228,312	41.0780	9,378,346	0.70	31.29

F24
2017	17,131	43.1025	738,901	0.78	21.59
2016	18,521	35.4501	657,020	0.54	7.73
2015	28,082	32.9065	924,471	0.57	0.42
2014	48,654	32.7703	1,595,396	0.67	11.65
2013	75,910	29.3497	2,228,815	0.83	30.95

FEI
2017	331,714	19.6208 to 37.7911	8,919,294	1.74	12.89
2016	334,807	17.3799 to 33.4749	7,974,653	2.36	18.02
2015	344,552	14.7266 to 28.3644	6,919,692	3.06	(3.96)
2014	394,757	15.3345 to 29.5352	7,974,911	2.86	8.72
2013	394,070	14.1048 to 27.1668	7,339,579	2.56	28.15

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
FF1
2017	22,424	$19.1841	$430,186	1.12%	15.10%
2016	34,473	16.6674	574,574	1.67	5.91
2015	34,185	15.7367	537,961	1.36	(0.33)
2014	62,867	15.7892	992,615	1.73	4.70
2013	100,348	15.0803	1,513,277	1.96	14.41

FF2
2017	56,406	19.3557	1,091,779	1.20	16.62
2016	104,255	16.5979	1,730,408	1.43	6.12
2015	104,603	15.6406	1,636,049	1.44	(0.27)
2014	164,785	15.6832	2,584,360	1.55	4.82
2013	186,451	14.9613	2,789,559	1.84	16.01

FF3
2017	98,033	20.5456	2,014,140	1.39	20.96
2016	143,373	16.9854	2,435,234	1.63	6.61
2015	78,674	15.9327	1,253,493	2.15	(0.24)
2014	62,555	15.9704	999,026	1.70	4.96
2013	97,603	15.2164	1,485,167	1.50	21.66

FVG
2017	6,750	28.8156	194,512	1.17	16.90
2016	7,944	24.6505	195,822	1.66	16.08
2015	8,887	21.2358	188,726	1.47	(2.27)
2014	14,701	21.7295	319,452	1.99	10.47
2013	13,355	19.6698	262,686	1.46	33.56

FGP
2017	1,335	42.4694	56,694	0.29	35.13
2016	340	31.4279	10,700	0.04	0.80
2015	322	31.1782	10,040	0.05	7.17
2014	2,188	29.0911	63,946	0.17	11.30
2013	2,431	26.1381	63,788	0.10	36.34

F99
2017	114,031	33.2147	3,788,778	0.08	34.81
2016	105,464	24.6373	2,599,295	—	0.55
2015	119,712	24.5025	2,934,174	0.04	6.90
2014	74,750	22.9201	1,713,251	—	11.01
2013	79,016	20.6463	1,631,368	0.05	36.00

FHI
2017	17,337	23.5858	408,906	5.64	6.93
2016	14,822	22.0564	327,085	3.87	14.61
2015	31,331	19.2451	603,101	7.42	(3.63)
2014	30,769	19.9694	614,617	3.25	1.16
2013	68,680	19.7413	1,356,008	5.44	5.95

FIP
2017	192,558	45.2370	8,710,609	1.82	21.71
2016	236,042	37.1672	8,772,889	1.49	11.86
2015	282,455	33.2267	9,384,946	2.81	1.33
2014	464	32.7892	15,112	1.71	13.57
2013	446	28.8713	12,831	1.96	32.24

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
FIG
2017	1,467,099	$26.5394	$38,935,843	2.39%	4.22%
2016	1,743,613	25.4656	44,402,143	2.27	4.74
2015	2,024,711	24.3129	49,226,504	2.96	(0.60)
2014	1,016,255	24.4584	24,855,987	2.75	5.83
2013	796,556	23.1116	18,409,666	2.33	(1.78)

FMC
2017	243,968	26.9410	6,572,771	0.68	20.81
2016	369,842	22.3006	8,247,697	0.47	12.23
2015	408,897	19.8697	8,124,692	0.51	(1.39)
2014	401,489	20.1496	8,089,853	0.22	6.29
2013	496,978	18.9579	9,421,634	0.53	36.23

FM8
2017	1,686,947	11.9436	20,142,377	0.58	0.57
2016	1,544,901	11.8753	18,340,425	0.10	0.10
2015	1,760,703	11.8629	20,881,240	0.01	0.01
2014	1,550,217	11.8618	18,365,019	0.01	0.01
2013	5,080,158	11.8606	60,230,381	0.01	0.01

FOF
2017	9,205	22.7494	209,410	1.43	30.28
2016	9,094	17.4614	158,787	1.26	(5.06)
2015	9,741	18.3925	179,153	1.05	3.62
2014	14,826	17.7491	263,142	1.47	(8.08)
2013	7,886	19.3086	152,264	1.27	30.44

F91
2017	30,643	28.1006	861,083	1.17	29.99
2016	35,774	21.6181	773,368	1.23	(5.27)
2015	36,015	22.8203	821,880	1.16	3.30
2014	36,749	22.0919	812,824	1.11	(8.30)
2013	37,215	24.0906	897,590	1.07	30.17

FE3
2017	51,554	21.5926	1,113,195	1.27	14.57
2016	35,158	18.8459	662,589	0.52	5.17
2015	45,667	17.9195	818,327	0.81	1.84
2014	25,590	17.5954	450,268	2.59	(1.23)
2013	27,293	17.8138	486,184	2.96	13.25

TFS
2017	78,069	22.2305	1,735,532	2.31	17.02
2016	172,134	18.9972	3,270,085	2.15	7.49
2015	176,535	17.6735	3,120,001	3.46	(6.31)
2014	181,512	18.8633	3,423,639	2.09	(10.89)
2013	146,593	21.1676	3,102,703	2.44	23.27

T20
2017	16,213	30.3730	493,418	2.54	16.69
2016	16,166	26.0283	421,609	1.97	7.18
2015	13,364	24.2858	325,337	3.48	(6.49)
2014	14,638	25.9718	380,080	1.90	(11.13)
2013	14,317	29.2248	418,287	2.38	22.97

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
TSF
2017	182,853	$33.3777	$6,103,156	1.83%	18.77%
2016	183,082	28.1033	5,145,158	2.29	9.90
2015	206,564	25.5721	5,282,204	2.87	(6.24)
2014	207,464	27.2731	5,658,039	1.73	(2.53)
2013	274,440	27.9812	7,679,036	2.95	31.05

F56
2017	1,382	31.2415	43,176	1.68	18.50
2016	1,764	26.3642	46,497	2.02	9.62
2015	1,806	24.0506	43,432	2.60	(6.49)
2014	1,855	25.7188	47,661	1.41	(2.81)
2013	2,088	26.4637	55,191	2.68	30.82

FSS
2017	25	25.3141	635	2.32	8.64
2016	18	23.3020	412	3.01	16.35
2015	7,257	20.0268	145,341	3.53	(4.69)
2014	12,213	21.0130	256,625	2.26	7.38
2013	12,152	19.5688	237,806	1.83	28.53

FSC
2017	109	29.1684	3,182	—	21.75
2016	100	23.9585	2,380	—	4.40
2015	63,131	22.9483	1,448,744	—	(2.44)
2014	58,766	23.5230	1,382,128	—	7.78
2013	50,877	21.8254	1,110,210	—	38.50

FRE
2017	9,978	14.7773	147,448	3.56	10.76
2016	10,710	13.3418	142,886	1.45	0.81
2015	13,745	13.2352	181,912	3.48	0.83
2014	10,531	13.1268	138,236	0.58	15.27
2013	16,261	11.3882	185,175	4.63	2.61

520
2014	—	23.2536	—	—	13.64
2013	9,595	20.4626	196,322	0.59	32.42

G31
2017	3,020	34.1386	103,092	1.39	24.07
2016	3,266	27.5163	89,852	1.33	10.73
2015	3,785	24.8494	94,050	1.39	(0.20)
2014	3,876	24.8982	96,491	1.41	16.37
2013	4,249	21.3965	90,916	1.13	37.52

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
V15
2017	209,121	$20.2614	$4,237,078	0.08%	27.34%
2016	211,215	15.9112	3,360,676	—	2.27
2015	214,167	15.5584	3,332,091	—	5.01
2014	215,934	14.8165	3,199,382	0.04	8.44
2013	217,646	13.6634	2,973,782	0.45	40.14

VCP
2017	33,048	29.4454	973,099	2.05	17.85
2016	37,239	24.9853	930,432	1.47	17.30
2015	42,202	21.3007	898,938	1.83	(5.98)
2014	47,871	22.6560	1,084,546	1.58	9.39
2013	453	20.7119	9,369	1.80	35.97

A39
2017	3,660	32.0225	117,214	1.06	13.17
2016	3,608	28.2948	102,085	0.72	10.26
2015	4,226	25.6611	108,452	1.17	(5.77)
2014	4,115	27.2323	112,068	0.87	8.15
2013	3,950	25.1810	99,457	1.45	29.25

IB1
2017	67,276	31.1660	2,096,707	1.49	14.32
2016	65,615	27.2625	1,788,837	0.98	19.69
2015	102,116	22.7766	2,325,867	2.99	(3.06)
2014	105,328	23.4962	2,474,797	1.80	10.28
2013	111,936	21.3059	2,384,894	1.46	34.08

A21
2017	47,772	34.4469	1,645,604	1.39	23.00
2016	52,249	28.0053	1,463,246	1.19	(0.45)
2015	72,382	28.1323	2,036,278	1.53	(2.34)
2014	67,199	28.8072	1,935,991	1.69	0.33
2013	44,589	28.7119	1,280,401	1.17	19.01

A22
2017	10,520	26.4034	277,774	0.53	14.92
2016	9,421	22.9759	216,455	0.06	13.43
2015	11,851	20.2549	240,043	0.19	(4.03)
2014	55,688	21.1050	1,175,301	0.04	4.43
2013	43,813	20.2088	885,405	0.80	28.81

I84
2017	4,237	18.1705	76,994	—	22.49
2016	4,158	14.8342	61,684	—	0.76
2015	3,983	14.7229	58,648	—	1.21
2014	3,930	14.5474	57,169	—	8.04
2013	3,819	13.4652	51,422	0.43	37.01

I76
2017	253	20.5338	5,205	—	14.06
2016	1,898	18.0033	34,165	—	12.06
2015	1,849	16.0652	29,701	—	(5.52)
2014	1,675	17.0035	28,486	—	2.36
2013	2,285	16.6113	37,960	0.01	37.46

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
AI6
2015	—	$14.6579	$—	—%	(10.40%)
2014	3,135	16.3601	51,291	1.45	6.62
2013	2,990	15.3445	45,878	1.54	33.75

MVP
2017	5,634	26.1006	147,083	0.79	13.94
2016	4,989	22.9079	114,330	0.23	19.03
2015	55,982	19.2457	1,077,439	1.07	(3.47)
2014	92,043	19.9366	1,834,718	1.75	8.77
2013	184,332	18.3294	3,378,419	1.17	26.09

JM7
2017	943,333	14.5284	13,705,131	2.53	3.57
2016	834,278	14.0274	11,702,729	2.64	2.12
2015	754,255	13.7368	10,361,059	4.89	1.12
2014	110,094	13.5847	1,495,604	5.09	4.92
2013	303,323	12.9480	3,927,435	4.54	(1.47)

J43
2017	22,617	38.7079	875,450	0.32	15.23
2016	23,267	33.5930	781,592	0.47	20.21
2015	31,195	27.9443	871,715	0.14	(5.28)
2014	32,896	29.5023	970,496	0.15	9.59
2013	31,727	26.9195	854,072	0.57	42.29

J32
2017	7,607	37.2634	283,460	0.87	22.33
2016	7,785	30.4615	237,139	0.99	10.94
2015	7,589	27.4581	208,382	0.84	0.86
2014	4,555	27.2228	123,996	0.90	13.90
2013	4,881	23.9003	116,658	1.25	36.22

LRI
2017	404,537	21.4789	8,692,987	2.14	28.14
2016	345,653	16.7621	5,796,976	1.27	21.12
2015	413,046	13.8396	5,718,955	1.19	(19.90)
2014	201,487	17.2778	3,484,521	2.46	(4.38)
2013	73,885	18.0700	1,338,517	1.76	(1.01)

L27
2017	1,696	30.9258	52,461	1.12	39.21
2016	1,953	22.2148	43,375	0.69	(4.28)
2015	4,220	23.2070	97,943	0.84	11.10
2014	4,330	20.8892	90,458	1.61	(5.76)
2013	3,548	22.1655	78,637	2.01	31.70

MD8
2017	5,923,358	10.0305 to 13.4388	79,580,378	0.29	0.30
2016	6,301,822	10.0009 to 13.3991	84,416,960	0.01	0.01
2015	5,760,748	10.0000 to 13.3979	77,160,544	—	—
2014	6,998,046	10.0000 to 13.3979	93,804,815	—	—
2013	6,679,421	13.3979	89,535,945	—	—

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
M07
2017	535,083	$14.2707	$7,635,988	2.31%	12.30%
2016	560,316	12.7078	7,120,370	2.74	9.09
2015	682,063	11.6484	7,944,966	2.61	(0.37)
2014	672,781	11.6918	7,866,010	1.97	8.50
2013	674,966	10.7760	7,273,413	1.74	7.76

M35
2017	448,872	14.1206	6,338,327	2.32	12.02
2016	374,574	12.6049	4,721,452	2.75	8.81
2015	391,134	11.5838	4,530,803	2.48	(0.58)
2014	437,785	11.6513	5,100,758	1.73	8.24
2013	457,737	10.7647	4,927,402	1.61	7.65

M31
2017	37,810	22.1321	836,822	0.10	31.40
2016	38,951	16.8428	656,049	0.04	2.44
2015	40,515	16.4412	666,107	0.16	7.56
2014	41,624	15.2857	636,251	0.11	8.94
2013	35,707	14.0307	501,000	0.24	36.85

M80
2017	52,421	21.8383	1,144,784	—	31.08
2016	66,441	16.6598	1,106,895	—	2.18
2015	51,115	16.3046	833,410	—	7.30
2014	51,176	15.1952	777,631	—	8.68
2013	50,590	13.9810	707,301	0.13	36.49

MF1
2017	110,079	21.3185	2,346,710	0.12	27.00
2016	116,626	16.7868	1,957,770	—	4.91
2015	123,321	16.0011	1,973,276	—	4.61
2014	192,545	15.2956	2,945,092	—	8.86
2013	256,057	14.0505	3,597,711	—	37.72

M41
2017	21,804	21.3867	466,312	—	26.68
2016	24,590	16.8830	415,157	—	4.62
2015	25,671	16.1381	414,277	—	4.43
2014	28,889	15.4531	446,417	—	8.56
2013	27,857	14.2348	396,528	—	37.22

M42
2017	95,546	13.6426	1,303,500	—	26.33
2016	108,414	10.7991	1,170,775	—	8.80
2015	111,021	9.9258	1,101,968	—	(2.15)
2014	115,038	10.1434	1,166,870	—	1.43

M06
2017	301,558	11.3708	3,428,959	3.37	4.46
2016	301,122	10.8857	3,277,922	3.33	4.23
2015	393,577	10.4435	4,110,338	3.13	(0.30)
2014	431,463	10.4752	4,519,681	2.87	5.85
2013	445,757	9.8967	4,411,518	1.16	(1.03)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
M33
2017	4,015	$19.9504	$80,096	1.17%	23.37%
2016	6,571	16.1714	106,258	0.79	8.74
2015	6,828	14.8722	101,542	0.66	0.80
2014	8,773	14.7536	129,429	0.21	10.20
2013	54,729	13.3878	732,697	0.32	32.28

M44
2017	43,708	11.1370	486,774	4.26	14.83
2016	45,704	9.6986	443,261	4.30	11.47
2015	145,351	8.7005	1,264,632	4.10	(14.52)
2014	166,383	10.1782	1,693,484	2.02	1.78

M40
2017	1,065	11.0413	11,756	2.58	14.49
2016	3,355	9.6437	32,352	3.70	11.24
2015	3,319	8.6696	28,776	4.60	(14.76)
2014	2,607	10.1705	26,510	1.95	1.70

M83
2017	592,475	20.1338	11,928,793	1.99	17.65
2016	664,313	17.1132	11,368,550	2.00	14.09
2015	802,818	14.9999	12,042,194	2.42	(0.74)
2014	908,257	15.1112	13,724,886	3.09	10.51
2013	136,227	13.6741	1,862,780	1.30	35.89

M08
2017	89,805	14.2319	1,278,103	1.67	17.35
2016	107,285	12.1280	1,301,158	1.89	13.78
2015	111,555	10.6596	1,189,137	2.11	(0.93)
2014	116,082	10.7601	1,249,053	1.30	7.60

MB6
2017	545	30.7579	16,762	1.51	20.76
2016	590	25.4697	15,036	1.39	8.45
2015	885	23.4862	20,802	1.59	1.13
2014	926	23.2246	21,546	1.67	12.57
2013	951	20.6315	19,657	2.06	36.40

MB7
2017	17,837	33.1088	590,538	1.33	20.47
2016	17,587	27.4832	483,348	1.35	8.17
2015	23,782	25.4062	604,193	1.34	0.87
2014	24,609	25.1873	619,817	1.41	12.28
2013	25,411	22.4327	570,014	1.80	36.05

MC0
2017	365,755	18.7188	6,846,485	3.74	6.39
2016	363,579	17.5953	6,397,289	4.20	6.28
2015	358,431	16.5550	5,933,830	4.04	(0.31)
2014	352,974	16.6071	5,861,856	3.82	5.78
2013	348,898	15.6999	5,477,658	7.69	(027)

MA0
2017	9,629	20.6488	198,816	3.87	6.11
2016	7,860	19.4597	152,955	3.88	5.98
2015	8,658	18.3611	158,965	3.90	(0.58)
2014	8,809	18.4685	162,697	3.66	5.59
2013	9,866	17.4902	172,564	4.17	(0.51)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MC1
2017	23,788	$22.2563	$529,428	0.73%	24.50%
2016	23,533	17.8759	420,675	0.49	11.07
2015	24,567	16.0946	395,402	0.31	(0.40)
2014	25,632	16.1600	414,199	0.57	11.07
2013	26,660	14.5498	387,887	0.79	34.28

MC3
2017	140,086	16.6994	2,339,351	1.23	37.95
2016	100,355	12.1053	1,214,829	0.66	9.37
2015	98,642	11.0687	1,091,835	1.14	(12.89)
2014	110,214	12.7068	1,400,463	0.53	(6.72)
2013	247,270	13.6227	3,368,489	1.63	(5.21)

MC6
2017	8,197	48.7586	399,573	1.11	32.14
2016	7,573	36.9000	279,364	0.88	6.07
2015	799	34.7884	27,723	0.96	(1.54)
2014	785	35.3324	27,885	0.50	4.32
2013	782	33.8707	26,626	0.68	21.26

RES
2013	—	—	—	1.62	24.00

MC9
2017	40,125	27.4047	1,099,602	1.36	25.17
2016	39,963	21.8937	874,941	0.84	5.21
2015	41,636	20.8094	866,426	1.00	(1.09)
2014	43,361	21.0385	912,243	0.78	2.15
2013	44,997	20.5956	926,732	1.29	23.68

M96
2017	437,216	24.9201	10,894,868	2.68	2.22
2016	670,821	24.3780	16,352,701	2.69	1.04
2015	630,355	24.1269	15,207,903	2.78	0.47
2014	632,587	24.0141	15,189,955	2.46	4.86
2013	569,072	22.9015	13,031,626	2.28	(2.59)

MD2
2017	4,189	17.5283	73,423	2.87	2.03
2016	4,431	17.1803	76,133	2.66	0.68
2015	3,804	17.0649	64,912	3.45	0.26
2014	15,813	17.0215	269,905	2.40	4.67
2013	35,100	16.2623	571,525	1.97	(2.90)

MA6
2017	56,965	12.8107	729,764	6.55	6.69
2016	55,228	12.0078	663,177	6.80	13.82
2015	59,915	10.5494	632,079	8.11	(4.22)
2014	448,905	11.0140	4,944,237	5.55	2.81
2013	460,997	10.7133	4,938,795	2.22	6.42

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MA3
2017	4,508	$29.8125	$134,383	6.35%	6.31%
2016	4,541	28.0431	127,355	6.52	13.64
2015	4,627	24.6762	114,171	6.91	(4.42)
2014	4,686	25.8177	120,979	5.23	2.53
2013	4,782	25.1797	120,406	2.25	6.10

M97
2017	97,600	20.8987	2,039,708	1.24	32.64
2016	178,124	15.7562	2,806,556	1.18	2.49
2015	181,322	15.3732	2,787,501	1.66	0.32
2014	670,366	15.3241	10,272,750	0.99	(4.98)
2013	700,967	16.1267	11,304,285	1.35	13.92

MD5
2017	69,438	31.4790	2,185,841	1.10	32.35
2016	84,752	23.7853	2,015,853	0.88	2.15
2015	88,154	23.2840	2,052,577	1.19	0.10
2014	109,808	23.2598	2,554,109	0.66	(5.19)
2013	113,435	24.5325	2,782,855	1.11	13.68

M98
2017	597,063	19.8915	11,876,483	1.68	27.14
2016	261,290	15.6449	4,087,861	1.33	4.05
2015	252,357	15.0359	3,794,414	2.00	6.65
2014	674,951	14.0981	9,515,494	2.14	1.34
2013	734,726	13.9114	10,221,073	1.43	27.90

MIS
2017	1,470	25.5959	37,633	0.66	28.42
2016	1,472	19.9307	29,343	0.60	6.08
2015	1,404	18.7892	26,383	0.50	(0.12)
2014	1,336	18.8110	25,208	0.11	11.51
2013	11,032	16.8691	186,161	0.73	30.39

MB3
2017	17,676	31.4657	556,180	0.42	28.10
2016	19,464	24.5634	478,094	0.38	5.84
2015	20,318	23.2077	471,524	0.46	(0.33)
2014	21,198	23.2857	493,561	0.28	11.23
2013	22,046	20.9351	461,505	0.46	30.13

M1A
2014	—	—	—	—	(8.78)
2013	41,985	30.7524	1,291,722	—	41.07

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
ME2
2017	52,647	$23.5111	$1,237,771	1.76%	28.29%
2016	58,612	18.3265	1,074,152	1.40	(0.70)
2015	95,558	18.4561	1,763,612	1.98	(1.96)
2014	116,568	18.8257	2,194,467	1.51	(6.88)
2013	152,172	20.2165	3,076,363	0.84	19.01

MA7
2017	2,191	20.1165	44,067	1.26	5.88
2016	14,580	18.9986	276,997	2.85	8.00
2015	15,224	17.5912	267,804	5.55	(2.06)
2014	15,886	17.9614	285,340	3.04	2.99
2013	16,526	17.4404	288,227	2.95	1.08

TRS
2013	—	—	—	4.24	10.41

MFJ
2013	—	—	—	3.73	10.26

UTS
2014	—	—	—	6.06	11.00
2013	22,342	42.5808	951,336	3.40	20.61

MFE
2014	—	—	—	2.46	10.81
2013	2,771	37.4027	103,634	2.50	20.29

MVS
2014	—	—	—	3.30	2.53
2013	597,911	16.7995 to 22.3787	10,368,571	2.77	35.86

MV1
2014	—	—	—	2.90	2.41
2013	48,776	24.0984	1,175,385	2.69	35.48

MB8
2017	86,828	24.7920 to 45.0391	2,534,303	0.86	14.97
2016	78,768	21.5646 to 39.1759	2,038,747	1.16	20.90
2015	94,286	17.8362 to 32.4026	1,965,711	0.68	(4.15)
2014	65,297	18.6092 to 33.8068	1,530,358	1.02	7.29
2013	66,624	17.3449 to 31.5101	1,453,657	1.72	45.71

MF6
2017	179,186	50.9266	9,126,348	4.23	13.33
2016	183,115	44.9363	8,229,417	2.72	7.94
2015	197,809	41.6315	8,235,900	4.01	0.74
2014	205,500	41.3237	8,491,109	2.12	15.62
2013	245,635	35.7411	8,778,490	5.83	4.99

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MF2
2017	1,335,930	$11.9647	$15,983,838	1.63%	1.73%
2016	1,314,580	11.7613	15,461,013	1.30	1.68
2015	1,390,966	11.5664	16,088,359	1.13	0.48
2014	1,946,936	11.5115	22,412,034	1.28	0.80
2013	1,326,428	11.4198	15,147,486	0.22	0.71

MG3
2017	167,338	23.1483	3,873,838	1.26	13.67
2016	164,514	20.3637	3,350,327	0.87	15.98
2015	213,189	17.5584	3,743,432	0.97	(2.33)
2014	236,161	17.9766	4,245,271	1.08	10.36
2013	201,445	16.2884	3,281,128	1.19	36.91

VMG
2017	909	33.9975	30,902	—	38.76
2016	1,213	24.5007	29,720	—	(8.78)
2015	6,444	26.8592	173,069	—	(5.90)
2014	85,567	28.5423	2,442,244	—	1.97
2013	116,863	27.9914	3,271,119	0.37	37.49

NPP
2017	301	33.4074	10,051	0.62	13.36
2016	290	29.4701	8,463	0.73	27.37
2015	332	23.1381	7,621	0.19	(11.80)
2014	2,325	26.2349	60,938	0.77	9.85
2013	2,269	23.8820	54,130	1.22	31.14

NMC
2017	410	41.9958	17,210	—	25.29
2016	394	33.5193	13,219	—	4.40
2015	364	32.1081	11,696	—	1.28
2014	360	31.7038	11,396	—	7.58
2013	415	29.4706	12,215	—	32.61

NAR
2017	—	—	—	—	16.74
2016	1,591	27.2178	43,316	0.67	16.17
2015	1,630	23.4298	38,196	0.74	(8.34)
2014	1,819	25.5606	46,508	0.86	13.84
2013	7,995	22.4539	179,526	1.39	37.05

NLM
2017	242	17.2154	4,162	1.53	0.89
2016	226	17.0633	3,853	0.12	1.22
2015	25,399	16.8578	428,174	1.99	0.18
2014	25,789	16.8269	434,032	1.77	0.61
2013	24,866	16.7248	415,968	2.16	0.62

O01
2017	42,891	26.0101	1,115,645	0.23	26.83
2016	47,337	20.5075	970,803	0.41	(2.20)
2015	65,017	20.9694	1,363,393	0.09	3.54
2014	73,567	20.2518	1,489,958	0.35	15.41
2013	118,884	17.5489	2,086,252	0.99	29.74

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
OGS
2017	60,274	$33.2888	$2,006,508	0.91%	36.66%
2016	60,093	24.3582	1,463,792	0.98	0.08
2015	67,110	24.3382	1,633,344	1.48	3.94
2014	32,405	23.4147	758,757	1.02	2.29
2013	42,028	22.8900	962,025	1.85	27.31

OSC
2017	30,994	35.9053	1,112,821	0.87	14.16
2016	30,205	31.4528	950,003	0.43	18.05
2015	45,180	26.6431	1,203,714	0.89	(5.90)
2014	42,829	28.3133	1,212,628	0.83	11.93
2013	39,562	25.2948	1,000,701	0.97	41.01

P10
2017	50,683	7.3248	371,241	10.89	2.15
2016	41,777	7.1704	299,555	1.12	15.16
2015	39,940	6.2267	248,697	4.47	(25.70)
2014	28,138	8.3811	235,823	0.34	(18.42)
2013	41,549	10.2740	426,878	1.79	(14.70)

PK8
2017	49,417	19.8697 to 39.8142	993,758	5.18	9.89
2016	49,052	18.0809 to 36.2300	900,831	5.23	13.34
2015	60,452	15.9522 to 31.9646	977,188	5.31	(2.25)
2014	57,141	16.3187 to 32.6990	951,747	5.36	1.52
2013	97,265	16.0738 to 32.2082	1,613,948	5.07	(6.97)

P06
2017	628,609	19.5883	12,313,460	2.33	3.66
2016	273,801	18.8971	5,157,900	2.39	5.20
2015	243,363	17.9633	4,356,414	2.54	(2.71)
2014	907,727	18.4627	16,743,431	1.46	3.10
2013	1,391,939	17.9076	24,912,908	1.50	(9.22)

P07
2017	1,201,151	21.2286	25,477,341	2.06	4.92
2016	693,267	20.2333	13,945,984	2.08	2.68
2015	795,413	19.7047	15,595,271	4.35	0.45
2014	1,453,510	19.6163	28,436,093	2.12	4.28
2013	2,019,275	18.8108	37,912,290	2.15	(1.96)

SCP
2017	56,599	21.9083	1,240,030	0.71	5.38
2016	139,277	20.7905	2,895,693	1.88	20.96
2015	141,882	17.1882	2,438,723	0.57	(11.80)
2014	222,365	19.4881	4,333,505	0.12	3.24
2013	273,886	18.8766	5,170,066	0.68	34.75

R02
2017	886	25.6474	22,717	0.05	31.78
2016	886	19.4624	17,239	—	15.72
2015	886	16.8183	14,897	—	(0.72)
2014	909	16.9399	15,398	0.09	18.59
2013	910	14.2849	13,006	—	48.99

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
TBC
2017	500,651	$27.8208 to $38.0054	$15,114,670	—%	36.17%
2016	684,528	20.4315 to 27.9110	15,679,146	—	0.78
2015	819,579	20.2729 to 27.6943	18,622,792	—	11.05
2014	1,211,048	18.2553 to 24.9381	26,449,798	—	9.17
2013	1,460,272	16.7223 to 22.8439	29,204,850	0.03	41.15

REI
2017	86,496	36.2103	3,132,571	1.42	16.02
2016	184,072	31.2101	5,745,345	2.33	19.17
2015	240,069	26.1898	6,287,746	1.83	(6.85)
2014	799,464	28.1168	22,478,660	1.70	7.38
2013	987,093	26.1856	25,847,821	1.57	29.72

RNA
2017	660	34.6155	22,822	0.11	34.43
2016	671	25.7503	17,452	0.01	1.31
2015	7,435	25.4181	189,169	—	8.60
2014	326,775	23.4052	7,648,401	—	9.33
2013	393,110	21.4071	8,415,504	—	38.01

W42
2017	1,576	25.4116	40,053	—	19.58
2016	1,631	21.2505	34,664	—	13.69
2015	31,008	18.6919	579,595	—	(0.61)
2014	30,384	18.8065	571,412	—	4.78
2013	52,079	17.9478	934,702	0.15	33.75

[1]	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
[2]	Ratio represents the total return for the year indicated and reflects the changes in value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return calculated for the year indicated or from the effective date through the end of the reporting period.
[3]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.
[4]	Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2017 and 2016 and for the Years

Ended December 31, 2017, 2016 and 2015

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2017, 2016 and 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years ended December 31, 2017, 2016 and 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years ended December 31, 2017, 2016 and 2015, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

June 25, 2018

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2017 AND 2016 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2017	2016
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$8,089,119	$7,171,155
Preferred stocks	174,641	33,584
Common stocks	551,243	565,055
Mortgage loans on real estate	491,362	374,983
Cash, cash equivalents and short-term investments	1,106,031	1,082,724
Contract loans	595,367	618,946
Derivatives	314,694	247,258
Other invested assets	777,825	911,089
Mortgage escrow funds	3,213	3,492
Receivables for securities	9,550	20,136
Investment income due and accrued	103,782	101,939
Amounts recoverable from reinsurers	3,446	2,875
Other amounts receivable under reinsurance contracts	5,445	—
Current federal and foreign income tax recoverable	54,178	8,103
Net deferred tax asset	87,558	161,385
Receivables from parent, subsidiaries and affiliates	9,950	1,735
Cash value of Company Owned Life Insurance	74,774	90,540
Reinsurance deposit asset	861,444	1,161,941
Other assets	23,377	25,281

Total general account assets	13,336,999	12,582,221
SEPARATE ACCOUNT ASSETS	23,870,351	25,101,753

TOTAL ADMITTED ASSETS	$37,207,350	$37,683,974

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2017 AND 2016 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2017	2016
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$10,087,846	$8,810,475
Liability for deposit type contracts	464,401	467,300
Contract claims	32,274	34,945
Other amounts payable on reinsurance	6,484	8,116
Interest maintenance reserve	118,766	131,313
Commissions to agents due or accrued	12,567	10,135
General expenses due or accrued	54,162	56,085
Transfers from Separate Accounts due or accrued (net)	(421,403)	(622,380)
Remittances and items not allocated	25,180	13,112
Asset valuation reserve	93,754	115,826
Payable for securities	106,522	319,400
Funds held under reinsurance treaties with unauthorized and certified reinsurers	247,534	263,721
Funds held under coinsurance	861,444	1,161,941
Derivatives	44,259	45,249
Other liabilities	139,820	131,088

Total general account liabilities	11,873,610	10,946,326
SEPARATE ACCOUNT LIABILITIES	23,870,350	25,101,751

Total liabilities	35,743,960	36,048,077
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	238,255	410,762

Total surplus	1,456,953	1,629,460

Total capital stock and surplus	1,463,390	1,635,897

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,207,350	$37,683,974

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
INCOME:
Premiums and annuity considerations	$2,033,394	$1,814,434	$1,321,183
Considerations for supplementary contracts with life contingencies	31,253	28,598	28,768
Net investment income	204,701	171,895	381,623
Amortization of interest maintenance reserve	20,548	22,067	18,777
Commissions and expense allowances on reinsurance ceded	2,288	2,442	2,932
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	421,373	436,129	467,433
Change in cash value of Company Owned Life Insurance	6,877	1,109	(515)
Investment (loss) or income on reinsurance deposit asset	(262,531)	(327,872)	46,818
Other income	65,750	70,917	93,093

Total Income	2,523,653	2,219,719	2,360,112
BENEFITS AND EXPENSES:
Death benefits	132,771	128,678	142,344
Annuity benefits	588,661	588,881	589,120
Surrender benefits and withdrawals for life contracts	2,206,148	2,112,722	2,518,026
Interest and adjustments on contract or deposit-type contract funds	23,571	(38,729)	6,607
Payments on supplementary contracts with life contingencies	36,609	35,940	31,740
Increase in aggregate reserves for life and accident and health contracts	1,277,372	971,605	536,439

Total Benefits	4,265,132	3,799,097	3,824,276
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	133,038	118,388	119,118
Commissions and expense allowances on reinsurance assumed	112	121	123
General insurance expenses	236,239	228,521	231,294
Insurance taxes, licenses and fees, excluding federal income taxes	3,737	2,820	4,697
Net transfers (from) Separate Accounts net of reinsurance	(2,020,178)	(1,949,196)	(2,160,670)
Investment (income) expense on funds held	(288,371)	(178,151)	58,979
Other deductions	2,021	2,751	3,990

Total Benefits and Expenses	2,331,730	2,024,351	2,081,807
Net income from operations before federal income tax (benefit) expense and net realized capital gains (losses)	191,923	195,368	278,305
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(65,461)	(39,991)	(2,729)

Net income from operations after federal income taxes and before net realized capital gains	257,384	235,359	281,034
Net realized capital gains less capital gains tax and transfers to the interest maintenance reserve	24,045	74,587	67,719

NET INCOME	$281,429	$309,946	$348,753

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,635,897	$1,635,891	$1,591,482
Net income	281,429	309,946	348,753
Change in net unrealized capital (losses) gains, net of deferred income tax	(95,725)	(155,105)	(5,299)
Change in net unrealized foreign exchange capital (losses) gains	(15,426)	(3,686)	(7,317)
Change in net deferred income tax	(89,076)	(68,842)	(101,139)
Change in nonadmitted assets	(3,784)	62,747	107,496
Change in liability for reinsurance in unauthorized and certified companies	—	—	145
Change in asset valuation reserve	22,072	35,402	3,203
Surplus withdrawn from Separate Accounts during period	—	—	552
Changes in Separate Accounts surplus	—	—	3,106
Cumulative effect of changes in accounting principles	—	—	6,255
Dividends to stockholders	(235,358)	(300,000)	(311,543)
Prior period adjustment net of tax	—	(18,108)	—
Investment income (expense) on funds held—unrealized	(36,639)	137,652	197

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,463,390	$1,635,897	$1,635,891

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,064,646	$1,843,032	$1,349,951
Net investment income	522,677	430,578	408,727
Miscellaneous income	489,411	519,373	554,167

Total receipts	3,076,734	2,792,983	2,312,845
Benefits and loss related payments	(2,997,833)	(2,833,510)	(3,267,558)
Net transfers from Separate Accounts	2,221,156	1,971,722	2,221,535
Commissions, expenses paid and aggregate write-ins for deductions	(387,448)	(356,543)	(377,301)
Federal and foreign income taxes (paid) recovered	11,280	(20,405)	4,077

Total payments	(1,152,845)	(1,238,736)	(1,419,247)

Net cash from operations	1,923,889	1,554,247	893,598

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	7,792,594	13,130,777	2,287,249
Stocks	46,290	84,939	25,026
Mortgage loans	114,292	129,924	368,687
Real Estate	—	—	13,275
Other Invested Assets	3,587	89,713	83,147
Net gains or (losses) on cash, cash equivalents and short-term investments	(1,388)	89	(1,558)
Miscellaneous proceeds	—	—	19,113

Total investment proceeds	7,955,375	13,435,442	2,794,939
Cost of investments acquired (long-term only):
Bonds	(8,581,956)	(14,162,654)	(2,827,494)
Stocks	(208,860)	(81,889)	(74,352)
Mortgage loans	(229,405)	(118,719)	(165,500)
Real Estate	—	—	(173)
Other Invested Assets	(113,041)	(607,204)	(94,474)
Miscellaneous applications	(522,792)	(401,611)	(1,276,604)

Total investments acquired	(9,656,054)	(15,372,077)	(4,438,597)
Net decrease (increase) in contract loans and premium notes	23,591	11,876	(7,342)

Net cash used in investments	(1,677,088)	(1,924,759)	(1,651,000)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	—	(25,000)	(185,022)
Net deposits on deposit-type contracts and other liabilities	(2,899)	277,947	(26,191)
Dividends to stockholders	(235,358)	(300,000)	(311,543)
Other cash (used) provided	14,763	(36,134)	19,477

Net cash used in financing and miscellaneous sources	(223,494)	(83,187)	(503,279)

Net change in cash, cash equivalents and short-term investments	23,307	(453,699)	(1,260,681)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,082,724	1,536,423	2,797,104

End of year	$1,106,031	$1,082,724	$1,536,423

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2017	2016	2015
Exchanges of bonds	$191,862	$103,085	$39,626
Exchanges of preferred stock	—	—	150
Transfer of other invested assets to real estate	—	—	5,222
Transfer of bonds to common stock	—	—	18,012
Transfer of bonds to other invested assets	—	—	23,517
Transfer of mortgage loan to bonds	—	117,601	—
Transfer of other invested assets to bonds	134,445	—	—
Transfer of other invested assets to common stock	40	—	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (formerly known as Delaware Life Holdings, LLC, the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life, disability, dental and stop-loss insurance to Sun Life and Health Insurance Company (U.S.), a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserves, and statutory non-admitted assets. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)
NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERROR

The Company did not have any corrections of errors during 2017. During 2016, the Company discovered an error related to the prior year computation of “Aggregate reserves for life contracts.” The December 31, 2015 balance was understated by $27.9 million. This error has been adjusted and recorded, net of tax, through surplus in the amount of $18.1 million.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market investments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions.

Interest rate swaps are employed for duration matching purposes and are also used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain Standard & Poor’s indices have been designated as fair value hedges of the index credits of certain of the Company’s fixed index annuity contracts. The options are reported at fair value if proven highly effective. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company has elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange traded bond funds (“ETF’s”). The Company has elected to use a documented systematic value measurement method for ETF’s. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on how to determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

Effective August 26, 2016, the NAIC adopted changes to SSAP No. 51R, Life Contracts, to provide guidance on how to determine the change in valuation basis under principle-based reserving. The adoption of the revisions within SSAP No. 51R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties for the reporting period.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2017	2016
DLNY	Insurance	$369,198	$404,361
DL Reinsurance Company	Insurance	32,878	31,647
Delaware Life Reinsurance (U.S.) Corp.	Insurance	20,335	20,250
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$423,865	$457,712

Effective January 1, 2017, Clear Spring Property and Casualty Company, formerly known as SeaBright Insurance Company (“CSPC”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company through an indirect subsidiary, Clear Spring PC Acquisition Corp., a Delaware corporation, which in turn is wholly owned by the Company’s direct subsidiary, Clear Spring PC Holdings, LLC, a Delaware limited liability company. The Company invested approximately $48.8 million for the acquisition of an 80% ownership interest in CSPC and for additional capital contributions during 2017.

In 2017, the Company organized Clear Spring Health Holdings, LLC, a Delaware limited liability company, which is a holding company that was formed in connection with the group’s entry into the health benefits business. The Company contributed approximately $2.0 million to Clear Spring Health Holdings, LLC during 2017, which was then transferred to Clear Spring Health of Illinois, Inc.

In October 2017, the Parent changed its name to Group One Thousand One, LLC from Delaware Life Holdings, LLC.

In October 2017, the name of the Company’s group, which is associated with NAIC Group Code No. 4794, was changed from Delaware Life Holdings Group to Group One Thousand One.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company made capital contributions totaling $20.3 million to its wholly-owned subsidiary, Delaware Life Reinsurance (U.S.) Corp., during the fourth quarter of 2016.

The Statements of Admitted Assets amount for all entities described in paragraph 8.b.i.2 of SSAP No. 97 as of December 31, 2017 and 2016 was as follows:

(In Thousands)

Subsidiary Controlled or Affiliated Entities (“SCA”)	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
Clarendon Insurance Agency, Inc.	100%	$1,454	$1,454	$—

Total SSAP No. 97 8bi2 Entities	XXX	$1,454	$1,454	$—

The Company’s Sub -2 filing for the above entity will be completed in accordance with SSAP No. 97.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

The Company owns controlling membership interests in the following limited liability companies:    DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC, Clear Spring Health Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2015-1, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2017 and December 31, 2016.

In 2016, the Company organized DL Investment Holdings 2016-1, LLC, a Delaware limited liability company, to engage in certain hedging activities associated with the Company’s annuity products. The Company contributed a total of $10.0 million of capital to DL Investment Holdings 2016 -1, LLC during 2017.

In June 2015, the Company organized DL Investment Holdings 2015-1, LLC, a Delaware limited liability company, as an investment subsidiary for the purpose of engaging in certain hedging activities associated with the Company’s variable annuity products. No capital contributions were made to DL Investment Holdings 2015-1, LLC during 2015. The Company contributed a total of $539.4 million of capital to DL Investment Holdings 2015 -1, LLC during 2016.

The Company also owns the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”). The real estate asset originally held in the LLC was disposed of during 2015. There was a nominal cash balance in the LLC as of December 31, 2017 and 2016.

Dividends

In December 2017, November 2016, and September 2015, the Company received ordinary dividends from DLNY in the amounts of $40.4 million, $17.2 million and $36.5 million, respectively. Refer to Note 15 for a summary of dividends paid to the Parent.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Reinsurance-Related Agreements

The Company has a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds held coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment (loss) income on reinsurance deposit asset. During 2017, there was a change in hedging strategy by the Company and certain hedges are now excluded from the treaty. DLRC, as reinsurer, consented to this change as required by the treaty.

The Company also has a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds held basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment (loss) income on reinsurance deposit asset.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses and investment income or loss from hedging instruments. “Investment (income) expense on funds held” represents amounts received or paid on hedging instruments and realized gains and loss on dispositions of hedging instruments. “Investment income on funds-held – unrealized” represents the unrealized gain or loss for the period on hedging instruments. “Investment (loss) income on reinsurance deposit asset” represents the net gains and loss on all hedging instruments. During 2017, there was a change in hedging strategy by the Company and certain hedges are now excluded from the treaty. DLRC, as reinsurer, consented to this change as required by the treaty.

A summary of the impacts of these two treaties on the Company’s December 31, 2017, December 31, 2016 and December 31, 2015 Statements of Operations and Statements of Changes in Capital Stock and Surplus are below:

(In Thousands)

	Treaty Impacts
Statement of Operations	2017	2016	2015
Investment (Loss) Income on Reinsurance Deposit Asset	$(262,531)	$(327,872)	$46,818

Total Revenue	(262,531)	(327,872)	46,818
Investment (Income) Expense on Funds Held	(299,170)	(190,220)	47,016

Total Policyholder Benefits and Expenses	(299,170)	(190,220)	47,016
Net Gain (Loss) from Operations After Dividends and Before
Federal Income Taxes	36,639	(137,652)	(198)

Statement of Changes in Capital Stock and Surplus
Investment (Expense) Benefit on Funds Held—Unrealized	(36,639)	137,652	198
Net Change in Capital Stock and Surplus from
Reinsurance Treaties (excluding reinsurance fee)	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

In addition, the Company recognized a reinsurance deposit accounting asset of $861.4 million and $1,161.9 million at December 31, 2017 and 2016, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 115 basis points. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note matured on June 30, 2017. There was no outstanding balance at December 31, 2016.

In June 2017, DLIAC entered into a $40.0 million demand promissory note (the “DLIAC Note”) with the Company. DLIAC’s borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Note. No amounts were outstanding at December 31, 2017.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. No amounts were outstanding at December 31, 2017.

As of December 31, 2017 and 2016, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which are related parties as of December 31, 2017 and 2016 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2017, the Noteholders were as follows: EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Heritage Life Insurance Company, Midland National Life Insurance Company, North American Company for Life and Health Insurance, Paragon Life Insurance Company of Indiana, and Security Benefit Life Insurance Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The details of outstanding surplus notes at December 31, 2017 and 2016 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2017 and 2016
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2017, 2016 and 2015, respectively. Total interest paid from inception through December 31, 2017 was approximately $906.1 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2017 and 2016.

Administrative Services Agreements

The Company is party to various related-party agreements. The following agreements were in effect at December 31, 2017 and 2016.

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.1 million, $1.8 million and $2.8 million, respectively, for the years ended December 31, 2017, 2016 and 2015, of which $0.1 million, $0.1 million and $0.3 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $8.6 million, $9.2 million and $13.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

approximately $0.3 million, $0.2 million, and $0.3 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an administrative services agreement with its wholly-owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.2 million, and $0.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2017, 2016 and 2015 were negligible.

The Company has a services agreement with CSPC, pursuant to which the Company furnishes certain administrative and functional services to CSPC. Expenses incurred under this agreement were $0.6 million for the year ended December 31, 2017.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $4.2 million, $5.3 million and $9.9 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.9 million, $2.8 million and $1.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. Expenses incurred under this agreement amounted to approximately $132 thousand for the year ended December 31, 2015. No expenses related to this agreement were incurred during 2017 or 2016.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $58.6 million, $57.0 million, and $49.5 million for the years ended December 31, 2017, 2016 and 2015, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company has a services agreement with SE2, llc (“SE2”), under which SE2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $27.2 million, $24.4 million, and $8.9 million for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, the Company incurred $25.2 million, $35.9 million, and $31.4 million of conversion costs related to this agreement for the years ended December 31, 2017, 2016 and 2015, respectively (SE2 became disaffiliated with Guggenheim Capital, LLC during 2017).

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2017, 2016 and 2015.

The Company had $10.0 million and $1.7 million due from affiliates, $0 and $0 due to affiliates, and $19.1 million and $18.0 million included in general expenses due or accrued to other related parties as of December 31, 2017 and 2016, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

During 2017, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC, and Wright STF III, LLC, totaling $220.2 million. A portion of these investments matured, totaling $347.2 million, resulting in no gain. The Company recorded $15.5 million of investment income in 2017 and the average yield on these short-term investments was 7.35%. As of December 31, 2017, the Company held $110.6 million of affiliated short-term investments.

During 2016, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $552 million. The Company also matured a portion of these investments back to these affiliates, totaling $773 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $35.6 million of investment income related to affiliated short-term investments in 2016 and the average yield was 6.86%. As of December 31, 2016, the Company held $238 million of affiliated short-term investments.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also matured a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to these short-term investments in 2015 and the average yield was 7.23%. As at December 31, 2015, the Company held $458 million of affiliated short-term investments.

The Company’s wholly-owned subsidiary, DL Service Holdings, LLC, holds corporate-owned life insurance (“COLI”) on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a former related party. At December 31, 2017, the cash surrender value of these COLI policies was $74.8 million, which included additional policy loans from ELIC totaling $68.4 million during 2015. There were no additional policy loans during 2017 or 2016. In 2017, DL Service Holdings, LLC transferred $24.6 million to the Company related to a death benefit settlement for one of the policies.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member limited liability company, IDF IX, LLC, with a total value of $177.1 million, outstanding policy loans of $115.3 million, and recognized premium income of $177.3 million. During 2015, the Company recognized additional premium income of $25.0 million. No additional premium income was recognized in 2017 or 2016. Outstanding policy loans

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

totaled $169.9 million and $158.7 million, including capitalized interest, at December 31, 2017 and 2016, respectively. The net cash value of the policies was $240.8 million and $225.5 million at December 31, 2017 and 2016, respectively.

At December 31, 2017 and 2016, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31,
(In Thousands)	2017	2016
Bonds	$570,765	$701,349
Common Stocks	70,685	68,111
Other Invested Assets	61,891	65,749

Total	$703,341	$835,209

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2017 and December 31, 2016 was approximately $230.7 and $248.6 million, respectively. At December 31, 2017 and 2016, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $7.9 million and $8.3 million at December 31, 2017 and 2016, respectively. There is no liability accrued for this guaranty.

Pursuant to a Guarantee Agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by its wholly-owned subsidiary, DL Investment Holdings 2015-1, LLC, and other subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the Guaranty Agreement are limited to $300.0 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2017
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$259,460	$199	$(1,934)	$257,725
All Other Governments	17,721	39	(74)	17,686
U.S. States, Territories and Possessions (Direct and Guaranteed)	1,055	38	—	1,093
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	136,639	5,286	(891)	141,034
Industrial and Miscellaneous (Unaffiliated)	7,126,264	133,776	(48,375)	7,211,665
Hybrid Securities	29,829	2,394	(1,477)	30,746
SVO Identified Exchange Traded Funds	518,151	2,220	(840)	519,531

Total Bonds	$8,089,119	$143,952	$(53,591)	$8,179,480

Preferred Stocks	$174,641	$4,388	$(45)	$178,984

	December 31, 2016
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$261,022	$327	$(10,022)	$251,327
All Other Governments	15,153	—	(127)	15,026
U.S. States, Territories and Possessions (Direct and Guaranteed)	2,917	140	(28)	3,029
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	118,311	3,029	(2,099)	119,241
Industrial and Miscellaneous (Unaffiliated)	6,711,808	92,061	(184,830)	6,619,040
Hybrid Securities	32,012	449	(5,364)	27,097
SVO Identified Exchange Traded Funds	29,932	—	—	29,932

Total Bonds	$7,171,155	$96,006	$(202,470)	$7,064,692

Preferred Stocks	$33,584	$243	$(437)	$33,390

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2017
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$183,741	$182,791
Due after one year through five years	1,061,197	1,063,221
Due after five years through ten years	1,214,344	1,217,730
Due after ten years	3,003,777	3,048,019
SVO Identified Exchange Traded Funds	518,151	519,531

Total before asset and mortgage-backed securities	5,981,210	6,031,292

Asset and mortgage-backed securities	2,107,909	2,148,188

Total	$8,089,119	$8,179,480

Proceeds from sales and maturities of investments in bonds and preferred stock during 2017, 2016 and 2015, were $8.0 billion, $13.2 billion, and $2.4 billion, including non-cash transactions of $195.8 million, $103.1 million, and $86.5 million, respectively; gross gains were $63.6 million, $198.3 million, and $48.6 million respectively; and gross losses were $22.9.0 million, $12.7 million and $11.3 million, respectively.

The Company had unfunded commitments for future private placement fundings of $716.6 million and $258.2 million as of December 31, 2017 and 2016 respectively.

Bonds included above with a statement value of approximately $5.2 million, and $5.0 million for the years ended December 31, 2017 and 2016, respectively, were on deposit with governmental authorities as required by law.

Investment-grade bonds were 95.3% and 95.1% of the Company’s total bonds as of December 31, 2017, and 2016, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2017, 2016 and 2015 on LBSS held as of December 31, 2017, 2016 and 2015, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2017, 2016 and 2015, the Company incurred write-downs of bonds totaling $27.9 million, $0.3 million, and $1.4 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2017 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	3	$255,834	$(1,934)	—	$—	$—	3	$255,834	$(1,934)
All Other Governments	1	13,115	(74)	—	—	—	1	13,115	(74)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	9	18,281	(75)	6	22,557	(816)	15	40,838	(891)
Industrial and Miscellaneous (Unaffiliated)	131	1,130,171	(11,313)	126	1,311,103	(37,062)	257	2,441,274	(48,375)
Hybrid Securities	—	—	—	1	11,000	(1,477)	1	11,000	(1,477)
SVO Identified Exchange Traded Funds	2	113,488	(840)	—	—	—	2	113,488	(840)

Total Bonds	146	$1,530,889	$(14,236)	133	$1,344,660	$(39,355)	279	$2,875,549	$(53,591)

Preferred Stocks	1	$10,075	$(45)	—	$—	$—	1	$10,075	$(45)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2016 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$180,042	$(10,022)	—	$—	$—	5	$180,042	$(10,022)
All Other Governments	1	15,026	(127)	—	—	—	1	15,026	(127)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	988	(28)	—	—	—	2	988	(28)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	21	52,722	(2,099)	—	—	—	21	52,722	(2,099)
Industrial and Miscellaneous (Unaffiliated)	461	3,318,544	(154,758)	99	563,495	(30,072)	560	3,882,039	(184,830)
Hybrid Securities	2	1,655	(11)	3	19,998	(5,353)	5	21,653	(5,364)

Total Bonds	492	$3,568,977	$(167,045)	102	$583,493	$(35,425)	594	$4,152,470	$(202,470)

Preferred Stocks	2	$1,782	$(18)	6	$15,701	$(419)	8	$17,483	$(437)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2017. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,032	$1,032	$1,174
Structured Securities	500	500	509

	$1,532	$1,532	$1,683

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.1 million as of December 31, 2016. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,610	$1,610	$1,674
Structured Securities	500	500	507

	$2,110	$2,110	$2,181

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

5* Securities

The Company’s overall exposure to 5* securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5* Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	2	3	$2,539	$12,383	$2,745	$13,347

Total	2	3	$2,539	$12,383	$2,745	$13,347

4. MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio.

In cases where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2017 and 2016 (in thousands):

	2017	2016
Alabama	$3,512	$3,685
Arizona	2,493	2,625
California	79,835	18,598
Colorado	17,823	18,424
Connecticut	10,925	—
District of Columbia	—	54,584
Florida	485	820
Georgia	1,260	1,977
Idaho	1,508	1,574
Illinois	33,917	27,306
Kansas	13,300	—
Kentucky	1,830	3,005
Louisiana	742	1,324
Maine	2,478	1,346
Massachusetts	1,026	1,753
Michigan	7,669	5,934
Minnesota	631	12,383
Mississippi	2,684	2,795
New Jersey	5,832	6,213
New Mexico	4,385	4,628
New York	246,421	139,363
North Carolina	7,479	8,786
Ohio	9,545	10,814
Oregon	5,744	9,381
Pennsylvania	4,332	6,831
Rhode Island	153	241
South Carolina	1,993	2,435
Tennessee	—	78
Texas	13,320	16,815
Utah	3,945	4,322
Virginia	1,731	2,180
Washington	1,986	2,361
Wisconsin	209	1,915
Great Britain	4,629	2,947
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$491,362	$374,983

The Company had $36.3 million and $46.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2017 and December 31, 2016 respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company originated eighteen mortgage loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%, seventeen mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3.0% to 13.68% and three mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25%. During the years ended December 31, 2017, 2016 and 2015, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2017 and 2016. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million and $2.5 million at December 31, 2017 and 2016, respectively. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2017 and 2016, the Company individually and collectively evaluated loans with a gross carrying value of $493.8 million and $377.4 million, respectively.

As of December 31, 2017 and 2016, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2017 or December 31, 2016.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2017
Recorded Investment
Current	$—	$—	$—	$—	$493,822	$—	$493,822
December 31, 2016
Recorded Investment
Current	$—	$—	$—	$—	$377,443	$—	$377,443

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2017 or 2016.

The Company did not have any investments in impaired loans during 2017 or 2016.

Allowance for Credit Losses:

(In Thousands)	2017	2016	2015
Balance at Beginning of Period	$2,460	$11,960	$15,415
Additions Charged to Operations	—	—	—
Direct Write-downs Charged Against The Allowances Recoveries of Amounts Previously Charged Off	—	(9,500)	(3,455)

Balance at End of Period	$2,460	$2,460	$11,960

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with the lowest rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, aggregated by internal risk rating as of December 31, 2017 and 2016:

(In Thousands) Internal Risk Rating	2017	2016
AA	$210,901	$68,702
A	145,845	156,252
BBB	63,639	35,029
BB and Lower	73,437	117,460

Total	$493,822	$377,443

Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$491,362	$374,983

The following table provides an aging of past due commercial mortgage loans as of December 31, 2017 and 2016, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2017	2016
Current	$493,822	$377,443
30-59 Days Past Due	—	—
60-89 Days Past Due	—	—

Total Past Due	$—	$—

Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$491,362	$374,983

5.	REPURCHASE AGREEEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the company to post additional collateral to the counterparty. This risk is mitigated by the company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the company has received United

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)	Type of Repurchase Trades Used

FOURTH QUARTER
a. Bilateral (YES/NO)	Yes
b. Tri-Party (YES/NO)	No

(3)	Original (Flow) & Residual Maturity

FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—
g. > 1 Year	—	—	—	—

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FOURTH QUARTER
(In Thousands)	Jurisdiction	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

5)	Securities “Sold” Under Repurchase - Secured Borrowing

	FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$23,198
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	—
c. Fair Value	XXX	XXX	XXX	26,229

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$5,112	$18,086	$—	$—	$—	$—	$—
Bonds - FV	—	5,162	21,067	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	5,112	18,086	—	—	—	—	—
Total Assets - FV	—	5,162	21,067	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Cash	XX	XX	XX	$—
b. Securities (FV)	XX	XX	XX	24,621
c. Nonadmitted	XX	XX	XX	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(8)	Cash & Non Cash Collateral Received – Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	24,621	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	24,621	—	—	—	—	—	—

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	24,621

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as overcollateralization. The amount of overcollateralization is up to the Company’s discretion, but will not be less

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

than 102%. On average, the Company has required overcollateralization of 120%. The short duration of the repurchase agreements and the overcollateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

FOURTH QUARTER
a. Bilateral (Yes/No)	Yes
b. Tri-Party (Yes/No)	No

3)	Original (Flow) & Residual Maturity

	FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—
d. > 1 Week to 1 Month	—	214,555	63,707	—
e. > 1 Month to 3 Months	19,519	98,000	81,064	19,519
f. > 3 Months to 1 Year	206,069	490,409	360,089	460,409
g. > 1 Year	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FOURTH QUARTER
(In Thousands)	Jurisdiction	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX
b. Counterparty
Abatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, Ltd	Cayman	18,000	18,000	18,000	18,000
Berentson Collateral Holding Company	DE	34,000	68,000	34,557	34,000
Bridger Financial, LLC	DE	35,250	70,500	35,828	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	40,000	40,000	40,000	40,000
FCE Funding, LLC	DE	10,000	40,000	39,508	10,000
Fleetwood Funding Company, LLC	DE	27,200	27,200	27,200	27,200
Lakeield Funding, LLC	DE	—	25,840	25,416	25,840
MPR Asset Funding, LLC	DE	—	44,000	41,115	44,000
Pennington Asset Holdings Ltd.	Cayman	—	22,500	21,762	22,500
Platler Financial Holdings, LLC	NJ	43,988	65,104	45,195	43,988
Secured Loan Funding 06-01, LLC	DE	—	36,000	34,820	36,000
Shook Hill Asset Holdings, Ltd.	Cayman	40,000	40,000	40,000	40,000
Solent Loan Investor, LLC	DE	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	—	34,400	32,708	34,400

(5)	Fair Value of Securities Acquired Under Repurchase – Secured Borrowing

	FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	XX	XX	XX	$602,239

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds—FV	$399,285	$24,621	$—	$—	$—	$—	$—	$—
LB & SS—FV	—	178,333	—	—	—	—	—	—
Preferred Stock—FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans—FV	—	—	—	—	—	—	—	—
Real Estate—FV	—	—	—	—	—	—	—	—
Derivatives—FV	—	—	—	—	—	—	—	—
Other Invested Assets—FV	—	—	—	—	—	—	—	—

Total Assets	$399,285	$202,954	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Realized Gains (Losses):
Bonds	$12,901	$185,285	$35,808
Preferred Stocks	(46)	16	141
Common Stocks	—	7,060	(209)
Common Stocks of Affiliates	—	—	278
Mortgage Loans	(57)	63	17,486
Real Estate	—	—	1,678
Cash, Cash Equivalents and Short-term Investments	155	88	265
Other Invested Assets	(590)	950	(1,864)
Other Hedging Investments	—	4,783	(143)
Derivative Instruments	27,896	63,478	56,014

Subtotal	40,259	261,723	109,454
Capital Gains Tax Expense (Benefit)	8,105	60,364	6,100

Net Realized Gains	32,154	201,359	103,354
(Gains) Transferred to IMR (Net of Taxes)	$(8,109)	$(126,772)	$(35,635)

Total	$24,045	$74,587	$67,719

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Changes in Net Unrealized Capital Gains (Losses) Net of Deferred Income Tax:
Bonds	$(77)	$119	$(267)
Common Stocks of Non-affiliates	(1,473)	8,003	759
Common Stocks of Affiliates	(33,845)	2,897	(15,020)
Mortgage Loans	—	6,175	2,246
Derivative Instruments	26,171	(39,386)	14,374
Other Hedging Investments	7,694	(135,495)	(9,597)
Other Invested Assets	(115,335)	2,582	2,206
Tax Rate change impact	21,140	—	—

Total	$(95,725)	$(155,105)	$(5,299)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($21.6) million, $57.6 million, and $4.9 million at December 31, 2017, 2016 and 2015, respectively.

Late in 2015, the Company implemented a public bond trading strategy which results in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017, $4,162.8 million and $3,961.5 million, respectively, for the year ended December 31, 2016, and $5.0 million and $8.7 million, respectively, for the year ended December 31, 2015. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $9.0 million, $50.5 million and $0.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Bonds (Unaffiliated)	$359,474	$296,501	$259,795
Bonds (Affiliated)	—	—	1,246
Preferred Stocks (Unaffiliated)	14,351	1,943	1,992
Common Stocks (Unaffiliated)	23,086	11,747	11,212
Common Stocks (Affiliated)	40,436	18,038	37,047
Mortgage Loans	27,277	26,223	41,268
Real Estate	—	—	1,664
Contract Loans	29,563	34,293	26,230
Cash, Cash Equivalents and Short-term Investments	47,434	62,031	48,296
Derivative Instruments	(285,985)	(243,007)	(11,850)
Other Invested Assets	27,054	37,645	35,822
Other Investment Income	—	3	—

Gross Investment Income	282,690	245,417	452,722

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses and Other Interest Expense on Borrowed Money	(34,729)	(30,262)	(27,839)

Net Investment Income	$204,701	$171,895	$381,623

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2017 and 2016.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not a designated effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging its fixed index annuity product with OTC options utilizing the CROCI, Sector III, and MAA indices. The equity exposure embedded in the annuity contract is hedged using these

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2017 and 2016, the Company pledged $101.1 million and $146.8 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2017 and 2016, counterparties pledged to the Company $224.3 million and $131.4 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Derivatives are carried in accordance with SSAP No. 86, Derivatives. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2017
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,935,893	$40,144	$—	$40,144
Currency Swaps	182,148	15,892	—	15,892
FX Forwards	4,012	(308)	—	(308)
Payor Swaptions	800,000	751	7,890	(7,139)
Equity Index Options	2,012,068	212,356	60,141	152,215

Total	$5,934,121	$268,835	$68,031	$200,804

	Outstanding at
	December 31, 2016
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,702,000	$40,468	$—	$40,468
Currency Swaps	102,509	20,806	—	20,806
FX Forwards	4,954	44	—	44
Payor Swaptions	800,000	2,707	7,890	(5,183)
Equity Index Options	1,379,451	138,055	49,796	88,259

Total	$4,988,914	$202,080	$57,686	$144,394

At December 31, 2017 and 2016, open futures contracts had a notional value of $1,676.4 million and $2,368.0 million and a fair value of $1.6 million and ($0.1) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

The Company did not have derivative contracts with financing premiums during 2017 or 2016.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $247.5 million and $263.7 million at December 31, 2017 and 2016, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Premiums and Annuity Considerations:
Direct	$2,079,789	$1,891,709	$1,369,407
Ceded—Affiliated	(29,101)	(60,552)	(33,974)
Ceded—Non-affiliated	(17,295)	(16,723)	(14,250)

Net Premiums and Annuity Considerations	$2,033,393	$1,814,434	$1,321,183

Insurance and Other Individual Policy Benefits and Claims:
Direct	806,146	824,340	804,664
Assumed—Non-affiliated	4,182	4,287	4,621
Ceded—Affiliated	(26,772)	(62,746)	(29,383)
Ceded—Non-affiliated	(25,515)	(12,381)	(16,698)

Net Policy Benefits and Claims	$758,041	$753,500	$763,204

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

As of December 31, 2017 and 2016, the Company had $11.4 million and $15.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.7 million and $3.3 million as of December 31, 2017 and 2016, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2017 and 2016 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $58.4 million and $38.4 million at December 31, 2017 and 2016, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2017

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2017	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$5,857,681	$549,153	$—	$6,406,834	28.092%
At Book Value Less Current Surrender Charge of 5% or More	979,337	—	—	979,337	4.294%
At Fair Value	—	—	12,970,762	12,970,762	56.874%

Total with Adjustment or at Market Value	6,837,018	549,153	12,970,762	20,356,933	89.260%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,428,649	—	—	1,428,649	6.264%
Not Subject to Discretionary Withdrawal	996,612	—	24,046	1,020,658	4.476%

Total (Gross: Direct and Assumed)	9,262,279	549,153	12,994,808	22,806,240	100.000%
Reinsurance Ceded	30,353	—	—	30,353

Total (Net)	$9,231,926	$549,153	$12,994,808	$22,775,887

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

December 31, 2016

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2016	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$4,181,594	$631,068	$—	$4,812,662	22.300%
At Book Value Less Current Surrender Charge of 5% or More	905,638	—	—	905,638	4.196%
At Fair Value	—	—	13,278,650	13,278,650	61.528%

Total with Adjustment or at Market Value	5,087,232	631,068	13,278,650	18,996,950	88.025%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,553,695	—	—	1,553,695	7.199%
Not Subject to Discretionary Withdrawal	1,010,759	—	20,000	1,030,759	4.776%

Total (Gross: Direct +Assumed)	7,651,686	631,068	13,298,650	21,581,404	100.000%
Reinsurance Ceded	29,630	—	—	29,630

Total (Net)	$7,622,056	$631,068	$13,298,650	$21,551,774

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $23,870.4 million and $25,101.8 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017 and 2016, the Company’s Separate Account statements included legally insulated assets of $23,004.7 million and $23,977.7 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2017 were attributed to the following products:

Product (In Thousands)	Legally Insulated Assets	Not - Legally Insulated Assets	Total
Variable Life	$9,866,623	$—	$9,866,623
Variable Annuity	13,138,063	—	13,138,063
MVA Annuity	—	865,665	865,665

Total	$23,004,686	$865,665	$23,870,351

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $20,706.7 million and $20,856.1 million of non-guaranteed Separate Account reserves and $549.1 million and $631.1 million of guaranteed Separate Account reserves as of December 31, 2017 and 2016, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $206.1 million, $207.6 million, and $206.8 million were received by the General Account from the Separate Accounts during the years ended December 31, 2017, 2016 and 2015, respectively.

For the years ended December 31, 2017, 2016 and 2015, the Company’s General Account paid $84.0 million, $95.7 million, and $81.0 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

An analysis of the Separate Account reserves as of December 31, 2017 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2017	$8,922	$143,332	$152,254
Reserves at 12/31/2017
For Accounts with Assets at:
Fair Value	167,560	20,706,728	20,874,288
Amortized Cost	381,593	—	381,593

Total Reserves	$549,153	$20,706,728	$21,255,881

By Withdrawal Characteristics:
With Market Value Adjustment	$549,153	$—	$549,153
At Fair Value	—	20,682,682	20,682,682

Subtotal	549,153	20,682,682	21,231,835
Not Subject to Discretionary Withdrawal	—	24,046	24,046

Total	$549,153	$20,706,728	$21,255,881

An analysis of the Separate Account reserves as of December 31, 2016 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2016	$(24,596)	$143,910	$119,314
Reserves at 12/31/2016
For Accounts with Assets at:
Fair Value	184,400	20,856,124	21,040,524
Amortized Cost	446,668	—	446,668

Total Reserves	$631,068	$20,856,124	$21,487,192

By Withdrawal Characteristics:
With Market Value Adjustment	$631,068	$—	$631,068
At Fair Value	—	20,836,124	20,836,124

Subtotal	631,068	20,836,124	21,467,192
Not Subject to Discretionary Withdrawal	—	20,000	20,000

Total	$631,068	$20,856,124	$21,487,192

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Transfers to Separate Accounts	$152,254	$119,314	$219,252
Transfers (from) Separate Accounts	(2,172,432)	(2,068,510)	(2,379,922)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(2,020,178)	$(1,949,196)	$(2,160,670)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2017 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total	Net Asset Value (“NAV”) Included in Level 2
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,905	$125,472	$127,377	$—
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,118	1,118	—
Industrial and Miscellaneous	—	19	—	19	—
Derivative Assets (d)
Interest Rate Contracts	40,912	41,143	—	82,055	—
Equity Contracts	4,339	212,356	—	216,695	—
Foreign Exchange Contracts	—	15,944	—	15,944	—
Separate Accounts Assets (c) (e)	14,955,094	5,774,901	653,171	21,383,166	199,884

Total Assets at Fair Value	$15,000,345	$6,046,268	$779,761	$21,826,374	$199,884

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(34,040)	$—	$(34,040)	$—
Derivative Liabilities (d)
Interest Rate Contracts	(14,264)	(26,895)	—	(41,159)	—
Equity Contracts	(1,000)	—	—	(1,000)	—
Foreign Exchange Contracts	(1,740)	(360)	—	(2,100)	—

Total Liabilities at Fair Value	$(17,004)	$(61,295)	$—	$(78,299)	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2016 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total	Net Asset Value (“NAV”) Included in Level 2
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	—	2,220	$105,124	$107,344	$—
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,219	$1,219	—
Industrial and Miscellaneous	—	21	—	$21	—
Derivative Assets (d)
Interest Rate Contracts	37,084	44,918	1,551	$83,553	$—
Equity Contracts	4,750	138,054	—	$142,804	$—
Foreign Exchange Contracts	47	20,854	—	$20,901	$—
Separate Accounts Assets (c) (e)	15,281,948	5,957,666	418,867	21,658,481	226,300

Total Assets at Fair Value	$15,323,829	$6,163,733	$526,761	$22,014,323	$226,300

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(35,432)	$—	$(35,432)	$—
Derivative Liabilities (d)
Interest Rate Contracts	(8,253)	(32,532)	—	(40,785)	—
Equity Contracts	(2,130)	—	—	(2,130)	—
Foreign Exchange Contracts	(2,329)	(5)	—	(2,334)	—

Total Liabilities at Fair Value	$(12,712)	$(67,969)	$—	$(80,681)	$—

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,001.9 million and $2,781.0 million of investment income and receivables due at December 31, 2017 and 2016, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $199.9 million and $226.3 million at December 31, 2017 and 2016 respectively , in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2017 or 2016, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days),

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back till the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2017 and December 31, 2016.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2017:

(In Thousands)	Beginning Balance at 01/01/2017	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
Assets:
Common Stock Unaffiliated	$105,124	$—	$—	$—	$(1,166)	$21,695	$—	$—	$(181)	$125,472
Bonds—Unaffiliated:
Asset-backed Securities	1,219	—	—	—	(101)	—	—	—	—	1,118
Derivative Assets	1,551	781	(2,332)	—	—	—	—	—	—	—
Separate Accounts Assets	418,867	19,526	(77,204)	773	2,139	443,652	217	(120,971)	(33,828)	653,171

Total Assets	$526,761	$20,307	$(79,536)	$773	$872	$465,347	$217	$(120,971)	$(34,009)	$779,761

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2016:

(In Thousands)	Beginning Balance at 01/01/2016	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
Assets:
Common Stock Unaffiliated	$116,514	$—	$(3,953)	$3,438	$9,626	$56,562	$—	$(76,617)	$(446)	$105,124
Bonds—Unaffiliated:
Asset-backed Securities	1,093	—	—	—	126	—	—	—	—	1,219
Derivative Assets	2,647	—	—	—	858	—	—	693	(2,647)	1,551
Separate Accounts Assets	407,263	6,043	(48,884)	(368)	4,533	148,092	113	(79,269)	(18,656)	418,867

Total Assets	$527,517	$6,043	$(52,837)	$3,070	$15,143	$204,654	$113	$(155,193)	$(21,749)	$526,761

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2017:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,118	27	27
Common Stocks	Market Pricing	Spreads	125,472	1-193	34
Separate Accounts Assets	Market Pricing	Quoted Prices	333,462	98-107	106
	Matrix Pricing	Spreads	46,675	35-189	102
	Market Pricing	Quoted Prices	4,569	99-105	102

Total Assets			$511,296

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2016:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,219	26	29
Common Stocks	Market Pricing	Quoted Prices	83,640	88-107	101
Separate Accounts assets	Market Pricing	Quoted Prices	105,124	1-193	62
	Matrix Pricing	Spreads	61,962	94-193	101
	Market Pricing	Quoted Prices	5,802	31-105	97

Total assets			$257,747

There were no significant changes made in valuation techniques during 2017 and 2016.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2017:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (“NAV”) Included in Level 2
Cash, Cash Equivalents and Short-term Investments	$1,106,031	$1,106,031	$490,545	$615,486	$—	$—	$—
Bonds	8,179,480	8,089,119	252,974	6,132,260	1,794,246	—	—
Preferred Stocks	178,984	174,641	—	30,347	148,637	—	—
Common Stocks	127,377	127,377	—	1,905	125,472	—	—
Mortgages Loans on Real Estate	502,935	491,362	—	—	502,935	—	—
Derivatives – Options and Swaptions	213,107	213,107	—	213,107	—	—	—
Derivatives – Swaps and Forwards	97,248	97,248	40,912	56,336	—	—	—
Derivatives—Futures	4,339	4,339	4,339	—	—	—	—
Contract Loans	644,104	595,367	—	—	644,104	—	—
Other Invested Assets	431,441	431,733	—	101,901	329,540	—	101,901
Separate Account Assets	21,873,899	21,867,696	14,971,158	6,193,009	709,732	—	199,884
Contract holder Deposit Funds and Other Policyholder Liabilities	(503,609)	(464,401)	—	—	(503,609)	—	—
Derivatives – Swaps and Forwards	(41,520)	(41,520)	(14,264)	(27,256)	—	—	—
Derivatives—Futures	(2,739)	(2,739)	(2,739)	—	—	—	—
Separate Account Liabilities	(59,459)	(59,459)	—	(34,040)	(25,419)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2016:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (“NAV”) Included in Level 2
Cash, Cash Equivalents and Short-term Investments	$1,082,724	$1,082,724	$231,516	$851,208	$—	—	—
Bonds	7,064,692	7,171,115	195,033	5,098,312	1,771,347	—	—
Preferred Stocks	33,390	33,584	—	33,390	—	—	—
Common Stocks	107,344	107,344	—	2,220	105,124	—	—
Mortgages Loans on Real Estate	384,539	374,983	—	—	384,539	—	—
Derivatives – Options and Swaptions	140,761	140,761	—	139,210	1,551	—	—
Derivatives – Swaps and Forwards	101,700	101,700	37,084	64,616	—	—	—
Derivatives—Futures	4,797	4,797	4,797	—	—	—	—
Contract Loans	663,327	618,946	—	—	663,327	—	—
Other Invested Assets	509,550	507,361	—	104,800	404,750	—	104,800
Separate Account Assets	22,291,250	22,321,087	15,288,428	6,453,120	549,702	—	226,300
Contract holder Deposit Funds and Other Policyholder Liabilities	(513,530)	(467,300)	—	—	(513,530)	—	—
Derivatives – Swaps and Forwards	(40,382)	(40,382)	(7,844)	(32,538)	—	—	—
Derivatives—Futures	(4,867)	(4,867)	(4,867)	—	—	—	—
Separate Account Liabilities	(60,707)	(60,707)	—	(35,432)	(25,275)	—	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

14.	FEDERAL INCOME TAXES

The application of SSAP No.101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2017 and December 31, 2016.

The components of the Company’s DTAs and DTLs as of December 31, 2017 and December 31, 2016 were as follows:

(In Thousands)	December 31, 2017			December 31, 2016			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$190,165	$—	$190,165	$262,307	$—	$262,307	$(72,142)	$—	$(72,142)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	190,165	—	190,165	262,307	—	262,307	(72,142)	—	(72,142)
Deferred Tax Assets Nonadmitted	6,301	—	6,301	—	—	—	6,301	—	6,301

Subtotal Net Admitted Deferred Tax Assets	183,864	—	183,864	262,307	—	262,307	(78,443)	—	(78,443)
Deferred Tax Liabilities	96,306	—	96,306	100,922	—	100,922	(4,616)	—	(4,616)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$87,558	$—	$87,558	$161,385	$—	$161,385	$(73,827)	$—	$(73,827)

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2017			December 31, 2016			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$—	$—	$—	$28,448	$—	$28,448	$(28,448)	$—	$(28,448)
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	87,558	—	87,558	132,937	—	132,937	(45,379)	—	(45,379)
(c) 11.b.i	87,558	—	87,558	132,937	—	132,937	(45,379)	—	(45,379)
(d) 11.b.ii	—	—	205,430	—	—	221,177	—	—	(15,747)
(e) Admitted Pursuant to 11.c.	96,306	—	96,306	100,922	—	100,922	(4,616)	—	(4,616)

(f) Total Admitted Under 11.a.—11.c.	183,864	—	183,864	262,307	—	262,307	(78,443)	—	(78,443)
(g) Deferred Tax Liabilities	96,306	—	96,306	100,922	—	100,922	(4,616)	—	(4,616)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$87,558	$—	$87,558	$161,385	$—	$161,385	$(73,827)	$—	$(73,827)

	2017	2016
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1,024%	1,222%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,375,832	$1,474,512

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2017		December 31, 2016		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$190,165	—	$262,307	—	$(72,142)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$183,864	—	$262,307	—	$(78,443)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	5.00%	0.00%	4.00%	0.00%	1.00%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2017	December 31, 2016	December 31, 2015
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(65,461)	$(39,991)	$(2,729)
Federal Income Tax Expense on Net Capital Gains	8,105	60,364	6,099

Current Income Tax (Benefit) Expense	$(57,356)	$20,373	$3,370

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The main components of the Company’s DTAs and DTLs as of December 31, 2017 and 2016 were as follows:

(In Thousands)	December 31, 2017	December 31, 2016	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$81,244	$177,897	$(96,653)
Investments	23,159	21,898	1,261
Deferred Acquisition Costs	15,403	20,352	(4,949)
Net Operating Loss Carryforward	44,573	—	44,573
Other (Including Items <5% of Total Ordinary Tax Assets)	25,786	42,160	(16,374)

Total Ordinary Deferred Tax Assets	$190,165	$262,307	$(72,142)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	6,301	—	6,301

Admitted Ordinary Deferred Tax Assets	$183,864	$262,307	$(78,443)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$183,864	$262,307	$(78,443)

Deferred Tax Liabilities:
Ordinary
Investments	$36,335	$44,270	$(7,935)
Policyholder Reserves	59,971	56,652	3,319

Subtotal	$96,306	$100,922	$(4,616)
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$96,306	$100,922	$(4,616)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$87,558	$161,385	$(73,827)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2017	December 31, 2016	Change
Total Deferred Tax Assets	$190,165	$262,307	$(72,142)
Total Deferred Tax Liabilities	96,306	100,922	(4,616)

Net Deferred Tax Assets / Deferred Tax Liabilities	$93,859	$161,385	$(67,526)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$93,859	$161,385	$(67,526)
Tax Effect of Unrealized (Gains)/Losses			21,550

Change in Net Deferred Income Tax			$(89,076)

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted that included a broad range of tax reform proposals affecting businesses, including a reduction of the corporate tax rate, repeal of the alternative minimum tax (AMT), the timing and amount of taxable income recognition and allowable deductions, and a new territorial tax system to address taxation of foreign earnings.

We have made our best efforts to quantify the impact of these provisions, as applicable, in the following schedules. Disclosures, as appropriate, consistent with Staff Accounting Bulletin No. 118 (SAB 118), as interpreted and adopted by NAIC SAPWG INT 18-01on February 8, 2018 are included.

The Company has accounted for the impact of the corporate tax rate change from 35% to 21% with respect to its deferred taxes. As a result of the decrease in the corporate tax rate, the Company recorded a net charge of $62.6 million through statutory surplus. This included a charge of $83.4 million related to the re-measurement of gross deferred tax balances related to operations, and a benefit of $20.8 million related to unrealized gains and losses.

The Act modified the provisions applicable to the determination of the tax basis of policy contract reserves. Broadly, these modifications eliminate the prior law federally prescribed reserve and require determination of reserves, by contract, using NAIC reserving standards multiplied by a discount factor. Although, we have not completed our analysis of contract level reserve calculations; based upon the work completed, we have made a reasonable estimate of the transition liability and its impact on the deferred income tax balances. The estimate will be revised in the period that we have completed our analysis of the impact of the modifications on our policy contract reserves.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2017, 2016 and 2015 were as follows:

(In Thousands)	December 31, 2017			December 31, 2016			December 31, 2015
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$191,923	$67,173	28.9%	$195,368	$68,378	15.0%	$278,305	$97,407	25.1%
Pre-tax Capital Gains—Pre IMR	40,259	14,091	6.1%	261,723	91,603	20.0%	109,454	38,309	9.9%
Dividends Received Deduction		(25,309)	(10.9)%		(10,581)	(2.3)%		(23,864)	(6.2)%
Tax Credits		—	—%		(764)	(0.2)%		(2,594)	(0.7)%
Non-deductible Expenses		61	—%		59	—%		99	0.1%
Prior Period Adjustment		—	—%		(9,750)	(0.3)%		—	—%
Reversal of IMR		(8,981)	(3.9)%		1,209	0.3%		(5,939)	(1.5)%
Change in Non-admitted assets		881	0.4%		(1,540)	(0.3)%		1,283	0.3%
Prior Year Over/Under Accrual		(8,058)	(3.5)%		(1,201)	(2.1)%		(301)	(0.1)%
Deferred Tax Adjustment for Rate Change		83,440	35.9%		—	—%		—	—%
Non-consolidated Wholly Owned Subsidiaries		(91,695)	(39.5)%		(57,572)	(12.6)%		—	—%
Other		117	0.2%		(376)	(0.1)%		110	0.1%

Total Statutory Income Taxes		$31,720	13.7%		$79,465	17.4%		$104,510	27.0%

Federal Income Taxes Incurred		$(57,356)	(24.7)%		$20,373	4.5%		$3,370	0.9%
Change in Net Deferred Income Taxes		89,076	38.4%		59,092	12.9%		101,140	26.1%

Total Statutory Income Taxes		$31,720	13.7%		$79,465	17.4%		$104,510	27.0%

At December 31, 2017, the Company had $212.3 million of net operating loss carryforward if not utilized will expire 2032. At December 31, 2017, the Company had no capital loss carryforward. At December 31, 2017, the Company had $21.0 million of foreign tax credit carryforward, which will expire if not utilized, by 2019. At December 31, 2017, the Company has $13.4 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2017, the Company had $1.6 million minimum tax credit carryforward which due to the Act will be refunded starting 2018.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2013 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service (the “IRS”) held open conference for tax years 2014 and 2015. The audit is ongoing and the Company has received information requests for those tax years. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2017 and 2016. As of December 31, 2017, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2017 and December 31, 2016. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2017, 2016 and 2015. The Company has not accrued any penalties related to UTBs.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company will file a consolidated federal income tax return for the December 31, 2017 tax year with its wholly-owned subsidiaries, DLNY and Delaware Life Reinsurance (U.S.) II Corp., and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In October 2017 and April 2017, the Company paid an ordinary dividend $100.0 million and $135.4 million, respectively, to the Parent. In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent. In September 2015, the Company paid an ordinary dividend of $75.0 million to the Parent. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4 million extraordinary. In March 2015, the Company paid an ordinary dividend of $200.0 million to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2017 and 2016.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $121.3 million and $25.2 million as of December 31, 2017 and December 31, 2016, respectively.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.2 million and $3.5 million for guaranty fund assessments as of December 31, 2017 and 2016, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2017 and 2016, the Company did not have any guaranty fund liabilities or assets related to assessments form insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, 2014-9 I.R.B. 539, which stated that Revenue Ruling 2007-54 is thereby modified and superseded, and that Revenue Ruling 2007-61 is obsolete. Accordingly, the required interest holding, which was used in calculation of the Company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the Company’s share under Section 812 of the Internal Revenue Code (“IRC”). On December 22, 2017, the Tax Cuts and Jobs Act (“2017 Act”) was passed introducing a broad range of tax reform changes including resolution to the company share percentage issue. The 2017 Act replaces the prior law calculation of the Company’s share and policyholders’ share with fixed percentage of 70% and 30%, respectively. This provision is effective for tax years beginning after December 31, 2017. For the years ended March 31, 2018 and 2017, the Company’s financial statements reflect benefits of $11.7 million and $10.1 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2017 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

The following were restricted assets (including pledged assets):

(In Thousands)			Current Year							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets

Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$217,776	$(192,776)	$—	$25,000	0.07%	0.07%
Subject to Reverse Repurchase Agreements	504,928	—	—	—	504,928	538,896	(33,968)	—	504,928	1.36%	1.36%
FHLB Capital Stock	16,425	—	—	—	16,425	16,425	—	—	16,425	0.04%	0.04%
On Deposit with States	5,191	—	—	—	5,191	5,005	186	—	5,191	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	463,248	—	—	—	463,248	512,000	(48,752)	—	463,248	1.24%	1.25%
Pledged as Collateral Not Captured (Including Assets Backing Funding Agreements)	116,964	—	—	—	116,964	104,934	12,030	—	116,964	0.31%	0.31%
Other Restricted Assets	302,966	—	—	—	302,966	407,389	(104,423)	—	302,966	0.81%	0.81%

Total Restricted Assets	$1,434,722	$—	$—	$—	$1,434,722	$1,802,425	$(367,703)	$—	$1,434,722	3.84%	3.85%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets

Derivative Collateral	116,964	—	—	—	116,964	104,934	12,030	116,964	0.31%	0.31%

Total	$116,964	$—	$—	$—	$116,964	$104,934	$12,030	$116,964	0.31%	0.31%

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets

Mortgage Escrow	$3,213	$—	$—	$—	$3,213	$3,492	$(279)	$3,213	0.01%	0.01%
Restricted Cash—Tax Escrow	11,280	—	—	—	11,280	—	11,280	11,280	0.03%	0.03%
Restricted Cash—Brokerage Margin	288,473	—	—	—	288,473	403,897	(115,424)	288,473	0.77%	0.77%

Total	$302,966	$—	$—	$—	$302,966	$407,389	$(104,423)	$302,966	0.81%	0.81%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2017, 2016 and 2015 were $2.3 million, $1.7 million and $0.9 million, respectively, under this lease.

The Company previously held a lease for its former Massachusetts office, which expired on November 30, 2015. The Company did not incur rental expense related to this agreement in 2017 or 2016. Rental expenses for 2015 were $2.1 million under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. This lease expires on December 31, 2024. Rental expenses for 2017, 2016 and 2015 were $0.2 million, $0.2 million and $0.2 million, respectively, under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indiana office, with this sublease expiring on November 30, 2026. Rental expenses for 2017 and 2016 were $0.4 and $0.2 million, respectively, under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago office. This sublease expires on August 31, 2019. Rental expenses for 2017 and 2016 were $0.3 million and $0.2 million, respectively, under this sublease. These rental expenses are reimbursed by CSPC under the services agreement.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

a. At January 1, 2018, future minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2018	$3,030
2019	2,959
2020	2,836
2021	2,709
2022	1,174

Aggregate Total All Future Years	$2,988

17.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. Borrowings under the Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility has a 270 days rolling margin commitment. The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2017, 2016 and 2015 were approximately $1.7 million, $1.5 million and $1.7 million, respectively, and the total interest paid under the Facility in 2016 and 2015 was approximately $200 thousand and $27 thousand, respectively. At December 31, 2015, there was $25.0 million outstanding under the Facility which was paid in full on July 8, 2016. The Company was required to maintain a collateral security deposit with the lender. Upon repayment of the borrowed money on July 8, 2016, all collateral was returned.    At December 31, 2017 and 2016, there was no amount outstanding under the Facility.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these fund for operations, and any funds obtained from the FHLB for use in the Company’s general operations would be accounted for as borrowed money. As of December 31, 2017 and 2016 there was $365.0 million outstanding to the FHLB.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2017 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,471	2,471	—
Activity Stock	13,954	13,954	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$366,408	XXX	XXX
Year Ended 2016 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,218	2,218	—
Activity Stock	14,207	14,207	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$383,567	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$380,510	$366,317	$365,000
Current Year Separate Accounts Total Collateral Pledged	98,114	96,931	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$478,624	$463,248	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$528,216	$512,000	$365,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Maximum Amount Pledged During Reporting Period

(In Thousands)
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$406,971	$388,519	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	121,162	119,467	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$528,133	$507,986	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$564,071	$549,377	$365,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	312,552
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$312,552

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	304,939
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$304,939

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19.	SUBSEQUENT EVENTS

On April 4, 2018 the Company paid an ordinary dividend of $157.4 million to the Parent.

It is anticipated that certain provisions of the Act will have a significant impact on the Company in 2018 and subsequent years.

The Act increased the capitalization percentage and amortization period under Internal Revenue Code Section 848. Generally, this provision will result in an increase in taxable income and gross deferred tax assets as well as modifications to the net operating loss (“NOL”) provision. As modified, net operating losses of life insurance and non-insurance companies cannot be carried back. Indefinite carryforward is allowed, however, the NOL deduction is limited to 80% future year taxable income before the NOL deduction. This provision may result in a greater number of years to absorb future NOLs.

The Company is not aware of any other events that occurred subsequent to December 31, 2017 having a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2018 to June 25, 2018, the date the financial statements were available to be issued.

PART C

ITEM 26. EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated December 3, 1985, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(2)	Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(3)	Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(4)	Additional Protection Benefit Rider (APB Rider)(Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(5)	Maturity Extension Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on December 9, 1998.)

	(6)	Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on December 9, 1998.)

	(7)	Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

	(8)	Directed Deductions Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

E.	(1)	Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(2)	Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(3)	Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(4)	Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(5)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(6)	Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on February 3, 2000.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.)

	(3)	Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc,, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(5)	Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 26, 2002.)

	(6)	Participation Agreement, dated April 30, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust, and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 26, 2002.)

	(7)	Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(8)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds, and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(9)	Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(10)	Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(11)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

	(12)	Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger & Berman Management Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(13)	Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc., and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 29, 1999.)

	(14)	Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 33-41628, filed on April 26, 1999.)

	(15)	Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series, and Capital Research and Management Company. (Incorporated by reference to the Registration Statement on Form N-6, File No. 111688, filed on September 22, 2008.)

	(16)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.		Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

J.	(1) Powers of Attorney.

(2) Resolution of the Board of Directors of the Depositor dated April 25, 2018, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on June 26, 2018.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	(1) Consent of Independent Registered Public Accounting Firm.

(2) Representation of Counsel Pursuant to Rule 485(b).

O.	None.

P.	None.

Q.	None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed June 26, 2018.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo

Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 26th day of June, 2018.

DELAWARE LIFE VARIABLE ACCOUNT G
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Daniel J. Towriss*	Chief Executive Officer and President and Director	June 26, 2018
Daniel J. Towriss	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	June 26, 2018
Michael K. Moran	Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	June 26, 2018
Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams, Jr., Director

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on June 26, 2018. Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N(1)	Consent of Independent Registered Public Accounting Firm

N(2)	Representation of Counsel Pursuant to Rule 485(b)